                                  EXHIBIT 6.3
                                  -----------

                      BUSINESS DATA SYSTEMS LIMITED - AND-
                     INFORMATION SUPPORT LIMITED - AND -ISL
                      SOFTWARE SOLUTIONS LIMITED BUSINESS
                               EXCHANGE AGREEMENT
                             DATED DECEMBER 2, 1998

                    DATED        2nd December         1998
                    ---------------------------------------


                         BUSINESS DATA SYSTEMS LIMITED

                                     - AND -

                          INFORMATION SUPPORT LIMITED

                                     - AND -

                         ISL SOFTWARE SOLUTIONS LIMITED


                 ---------------------------------------------

                          BUSINESS EXCHANGE AGREEMENT

                 ---------------------------------------------

                                BEALE AND COMPANY
                                  GARRICK HOUSE
                                27-32 KING STREET
                                  COVENT GARDEN
                                     LONDON
                                    WC2E 8JD

                               TEL: 0171 240 3474
                                FAX: 0171 240 9111
                             DX: 51632 COVENT GARDEN
                           E-MAIL beale@dial.pipex.com

                             REF. MJA/vht/IO0052.4
                                  NOVEMBER 1998

                          BUSINESS EXCHANGE AGREEMENT

DATE:                          2nd December 1998


PARTIES:

1. Business Data Systems Limited a company registered in Scotland (number 84461) whose registered office is at 2/3 Dublin Mews, Edinburgh EH3 6NW ("BDSL"); and

2. Information Support Limited a company registered in England (number 2743028 ) whose registered office is at Garrick House, 27-32 King Street, Covent Garden, London WC2E 8JD ("ISL")

3. ISL Software Solutions Limited a company registered in England (number 3328653) whose registered office is at Garrick House, 27-32 King Street, Covent Garden, London WC2E 8JD ("ISSL")

RECITALS

A. BDSL operates a business of sale supply installation support and maintenance of Computer Equipment (including, for the avoidance of doubt, operating systems) ("the BDSL Hardware Business") to its current users, who are primarily in the veterinary industry in the United Kingdom. BDSL also sells and supports software products for customers ("the BDSL Retained Business")

B. BDSL wishes to dispose of and ISL wishes to acquire the BDSL Hardware Business under the terms of this agreement. BDSL intends to keep the BDSL Retained Business.

C. ISSL owns the Software Product as defined herein and wishes to transfer to BDSL as part of the consideration payable to BDSL, all intellectual property

"Customer
List" means a record of names and addresses and contact details of all current customers holding Contracts as the same are set out in Schedule I as regards the BDSL Hardware Business Customers and as the same are set out in Schedule II as regards the DataBasics Business Customers in whatever form the records are stored

"Disclosures"     means the disclosures set out in a Disclosure Letter of
                  today's date by the respective Transferor to the respective
                  Transferee under clause 14

"Effective
Time"             means the close of business on [30th] day of [November] 1998

"Employees"       means the persons who, at the Effective Time, are employed by the respective Transferor in that Transferor's business

"Information"     means all information owned by each of the respective
                  Transferors or in that Transferor's possession and reasonably required for the operation of the respective business it intends to transfer hereunder including information relating to the supply of work, materials, the marketing of services, the Customer List, maintenance and servicing statistics and records, training manuals and other materials, advertising and other promotional material

"Software
Product" means the software owned by ISSL relating to DataBasics Practice Manager products together with copies of the source code, programmers notes, logic manuals, flow charts and such other materials (as relate to the creation of the software) as exist and are transferable its customers purchase from any other persons firm or company (including BDSL, save as provided below) and agrees not to enter into such contracts itself save as provided below. The period during which such obligations and exclusivity operates shall be for five years from the Effective Time which period shall be automatically renewed for subsequent periods of five years unless BDSL serves on ISL a written notice at least twelve months prior to the expiry of the then current period of five years that the obligations and exclusivity shall not be renewed.

3.2 In the event that BDSL's customers do not accept the term that they shall contract direct with ISL in the manner described, BDSL agrees to offer to such customer to contract to take on such supply installation and support itself on the understanding that it will (subject to the customer's consent) subcontract the supply installation and support work on a back-to-back basis without mark-up or margin to ISL. BDSL agrees to consult and if possible obtain the agreement of ISL to the terms under which it enters into such contracts with customers in order to ensure that ISL does not take on unacceptable terms and will seek to include suitable terms in such contracts to permit an assignment (subject to the customer's consent) to and subcontracting by ISL.

3.3 BDSL acknowledges that the terms of this clause 3 represent part of the contractual consideration and benefit to ISL for ISL transferring the DataBasics Business to BDSL and that accordingly any non-compliance with such terms will cause ISL loss calculated as the loss of profit which ISL would otherwise have expected to earn from such supply installation and support business.

4.       COMMISSION AGREEMENT

4.1 ISL agrees to pay BDSL a commission of 25% of the annual revenue (excluding VAT expenses and sub-contract payments to the extent only that such sub-contract payments do not exceed 30% of such annual revenue) arising to ISL from hardware maintenance contracts for the period of 12

5.       REVERSE ASSIGNMENT

5.1 In the event that any BDSL Hardware Maintenance customer, after having agreed to assign their hardware maintenance contract to ISL, terminates or threatens to terminate such contract due to ISL's failure to meet the required level of service as provided for under such contract, ISL agree to notify BDSL immediately and BDSL may request an immediate assigmment of such contract back to BDSL in order to enable BDSL to continue to service that customer. ISL agrees to co-operate in attending to BDSL's request to assign back such contract with all due expedition. Any maintenance fees already paid shall be apportioned to the date that such re-assignment is effective.

6.       FIRST LINE SUPPORT

6.1 BDSL agrees with ISL to provide to ISL free of charge a facility so that all hardware support customers will telephone to or otherwise communicate with BDSL in the first instance, BDSL will analyse the nature of the customer's problem and where it relates to a hardware problem (as opposed to software or other problem) will route that call directly to ISL.

6.2 ISL agrees that it will within one month of the Effective Time at a venue to be agreed between the parties and at ISL's expense provide 3 days' training to BDSL staff to enable such staff effectively to provide to customers of BDSL the services required by such customers and as previously provided to them by ISL prior to the transfer hereby effected.

6.3 ISL will for a period of six months from the Effective Time provide at a price to be agreed between the parties second line support to BDSL staff to enable them to provide effectively to customers of BDSL the services required by such customers and as previously provided to them by ISL prior to the transfer hereby effected.

8.       COMPLETION

8.1 The exchange shall be completed immediately upon exchange of this agreement when all matters set out in this clause 8 shall be effected.

8.2 Each Transferor shall cause to be delivered or if requested by the respective Transferee made available to such Transferee:

         8.2.1 copies of the Contracts (in whatever form such Contracts exist);

         8.2.2    the Information;

         8.2.3 a deed of release/certificate of non crystallisation/consents to transfer if charges or debentures have been granted by the Transferor over its assets (eg. to its bankers); and

         8.2.4    in the case of the BDSL Hardware Business, the Stock.

8.3 A Transferee shall not be obliged to complete the exchange unless the transfer to it has been completed in accordance with this Agreement.

8.4 A Transferee may in its absolute discretion waive any requirement contained in clause 8.2.

9.       DEBTORS

9.1 Each Transferor shall collect the Book Debts which shall belong to that Transferor. Each respective Transferee agrees to give all reasonable assistance to the respective Transferor to enable the said Transferor to collect the Book Debts.

9.2 Any sums received by the Transferee in respect of any Book Debts shall be held on trust by that Transferee for the Transferor.

         breaches by the Transferor of this Agreement or claim arising from each Transferor's conduct prior to the Effective Time and for all and any liabilities not expressly agreed under this Agreement to be assumed by the respective Transferee.

10.5 Each Transferee shall have the right to set off any claims it may have arising under this Agreement against the respective Transferor from any sum otherwise due to such Transferor.

11.      CONTRACTS

11.1 Each Transferee shall accept assignments from the respective Transferor of or join with the said Transferor in procuring a novation of the Contracts and shall carry out perform and discharge all the obligations of the Contracts from the Effective Time save for any obligations attributable to a breach on the part of the Transferor or arising prior to the Effective Time.

11.2 Insofar as the benefit of any of the Contracts cannot effectively be assigned to the relevant Transferee except by an agreement or novation with or consent to an assignment from the person firm or company concerned:

         11.2.1 the Transferor shall at the Transferee's request and expense use all reasonable endeavours with the co-operation of the Transferee to procure such novation or consent to the assignment;

         11.2.2 until the Contract is novated or assigned the Transferor shall hold it and also the benefits relating under it in trust for the Transferee absolutely. Where the Transferee performs such Contract it does so as the Transferor's sub contractor; and

         11.2.3 until the Contract is novated or assigned the Transferor shall (insofar as it lawfully may) give all reasonable assistance to the Transferee to enable the Transferee to enforce its rights under the Contract.

         properly incurred (whether arising before, on or after the Effective
         Time) relating to the Transferor's Employees by reason of or in relation to:--

         (a) all or any (or any alleged) liability or amounts payable to or in relation to the Transferor's Employees including but not limited to PAYE, National Insurance Contributions, all remuneration and emoluments, pay in lieu of notice, redundancy payments, unfair dismissal compensation, a reinstatement or re-engagement order, breach of contract or statutory claims, personal injury or other tortious or delictual claims and claims by third parties and all other benefits whether in respect of the period up to or after the Effective Time that relate to the Transferor's Employees;

         (b) anything done or omitted to be done before, on or after the Effective Time by the Transferor or in respect of which the Transferor would have been liable as employer in respect of any of the Transferor's Employees but which by virtue of the Regulations is deemed or will be deemed to have been done or to have been omitted to be done by the relevant Transferee;

         (c) anything done or omitted to be done before, on or after the Effective Time by the Transferor by way of consultation with or the provision of information to any of its Employees;

12.4 If any contract of employment or engagement of any of the Transferor's Employees other than the Transferring Employee has effect or is deemed to have effect as if originally made between the relevant Transferee and such an Employee, then:--

         (a) the relevant Transferor shall notify the Transferee as soon as it becomes aware of this fact;

         (b) the Transferee may, within one month of becoming aware of such contract having effect as if originally made by the Transferee, or such

13.2 The apportionment of liabilities will not be relevant to this transaction (save as may be required under clause 12.4(d).

13.3 The income arising from the Contracts shall be apportioned on a time basis so that in so far as it relates to the period from and after the Effective Time it shall belong to the relevant Transferee and shall, if paid to the relevant Transferor be remitted to the Transferee forthwith after receipt.

14.      INFORMATION IN RELATION TO THE CONTRACTS

14.1 Each Transferor warrants to the relevant Transferee that prior to completion it will have disclosed in writing to the Transferee all information of which it is aware which may be relevant to that Transferee's decision to acquire the business under this Agreement and in particular whether:

         14.1.1 whether a customer of the business will as a result of the Transferee taking over responsibility for the Contracts terminate or materially reduce its business whether or not such customer has formally threatened to do so;

         14.1.2 any information indicating that details on the Customer List relating to the business it is transferring (respectively in Schedules I or II) are incorrect;

         14.1.3 any knowledge or information that any person may use information concerning the Customer List to solicit or procure the business of such customers to the detriment of the Transferee;

         14.1.4 knowledge or information concerning any litigation or other proceedings including debt collection (save for debt collection of sums less than L500) or the threat of any such proceedings either issued to customers named on the Customer List or against the Transferor in respect of the performance or obligations under the Contracts; and that except as otherwise agreed in writing with the relevant Transferee (and save in relation to the business of any customer whose Contract is required to be re-assigned to BDSL pursuant to clause 5.1 hereof) it will not and will procure that none of its subsidiaries will nor any person, firm or company carrying on business in succession to each respective Transferor will, in each case as from the Effective Time:-

                  15.1.1 for the duration of the exclusivity arrangement under clause 3.1 and for a period of 2 (two) years after the expiry or termination for whatever reason of such arrangement ("the Termination Date") (either alone or jointly with any other person, firm or company) carry on, or be engaged, concerned or interested in, whether directly or indirectly (save as the holder of 5 per cent or less of the voting share capital of any company listed on a stock exchange or other recognised investment exchange (as defined in Section 207 of the Financial Services Act 1986)), any business in competition with the business which the respective Transferor shall have transferred hereunder ("the Protected Business");

                  15.1.2 for the duration of the exclusivity arrangement under clause 3.1 and for a period of 2 (two) years after the Termination Date, canvass or solicit the custom of any person, firm or company who has within a period of 2 (two) years prior to the Effective Time been a frequent or material customer or supplier of the Protected Business in respect of business which competes with the Protected Business;

                  15.1.3 for the duration of the exclusivity arrangement under clause 3.1 and for a period of 2 years after the Termination Date, subject to the provisions of this Agreement, provide technical advice or services to any person, firm or company where such advice or services relate to a business in competition with the Protected Business;

                  15.1.4 for the duration of the exclusivity arrangement under clause 3.1 and for a period of 2 (two) years after the Termination Date, solicit or

16.      ANNOUNCEMENTS

16.1 Neither party shall make any public disclosure or publicity release relating to the existence of this transaction without having first obtained the written consent of the other party as to the terms manner and timing of such disclosure.

17.      PROPER LAW

17.1 The construction validity and performance of this Agreement shall be governed by the laws of England and the parties agree to submit to the jurisdiction of the English Courts for all purposes relating to this Agreement.

18.      CERTIFICATE OF VALUE

18.1 It is hereby certified that the transaction hereby effected does not form part of a larger transaction or series of transactions in respect of which the amount or value or aggregate amount or value of consideration exceeds L60,000.

AS WITNESSED the hands of the duly appointed representatives of the parties on the date which first appears on page 1.

                                   SCHEDULE 1

         Contracts and Customer List: BDSL Hardware Business Customers


-----------------------------------------------------------------------------------------------------------------------------------
A F Cowie Esq BVSc BSc    A F Cowie Veterinary
MRCVS                     Surgery 2                16 Marine Drive          Rottingdean    BRIGHTON       Sussex          BN2 7HQ
-----------------------------------------------------------------------------------------------------------------------------------
A F Cowie Esq BVSc BSc    A F Cowie Veterinary
MRCVS                     Surgery 1                19 Montague Place        Kemptown       BRIGHTON       East Sussex     BN2 1JE
A G Geldard Esq BVM&S     A G Geldard
MRCVS                     Veterinary Surgery       30 Stanhope Road South                  DARLINGTON     Co Durham       DL3 7SQ
A J Barnes Esq BVSc       A J Barnes Veterinary
MRCVS                     Surgery                  17 Manor Road                           Folkstone      Kent            CT20 2SA
A J Kaye Esq BVetMed      A J Kaye Veterinary
MRCVS                     Surgery                  28 St Pauls Road         Clifton        Bristol        Avon            BS8 1LR
M N Clark Esq BVetMed     Abbey Green
MRCVS                     Veterinary Group         Church Close                            BROADWAY       Worcestershire  WR12 7AH
                          Abbey Green                                                                     Gloucestershir
W E R Cook Esq            Veterinary Practice      Abbey Cottage            Abbey Terrace  Nr Cheltenham  e               GL54 5LW
L J Mutch Esq BVMS        Abbey Moor                                                                      South
MRCVS                     Veterinary Centre 1      110-116 Halifax Road                    SHEFFIELD      Yorkshire       S6 1LH
S A Estcourt Esq VetMB    Abbey Moor                                                                      South
MRCVS                     Veterinary Centre 2      300 Shalesmoor                          SHEFFIELD      Yorkshire       S3 8UL
A R Crawley Esq BVM&S     Abbey Moor                                                                      South
MRCVS                     Veterinary Centre 3      11 Abbey Lane                           SHEFFIELD      Yorkshire       S8 0BJ
A R Bennett Esq BVMS      Abbey Veterinary                                                                Cambridgeshir
MRCVS                     Centre 8                 6 South Street           Crowland       Peterborough   e               PE7 1DA
                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 1                  254a Barnsley Road       Cudworth       Barnsley       Yorkshire       S72 8SS
N Houchin Esq BVetMed     Abbey Veterinary
MRCVS                     Group 10                 62 London Road                          READING        Berkshire       RG1 5AS
J Galloway Esq BVM&S,     Abbey Veterinary
MRCVS                     Group 11                 71 Canal Street                         Paisley        Strathclyde     PA1 2HP
N Houchin Esq BVetMed     Abbey Veterinary                                                 Henley on
MRCVS                     Group 12                 Grange Farm              Badgemore      Thames         Oxfordshire     RG9 4NZ
J Galloway Esq BVM&S      Abbey Veterinary
MRCVS                     Group 13                 19A Union Street                        Greenock       Strathclyde     PA16 8DD
                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 2                  340 Manchester Road      Deepcar        Barnsley       Yorkshire       S30 5RH
                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 3                  29 King Street           Hoyland        Barnsley       Yorkshire       S74 9JU
                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 4                  2 Thompson Hill          High Green     Barnsley       Yorkshire       S35 4JU
                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 5                  89 Dodworth Road                        BARNSLEY       Yorkshire       S70 6ED



                          Abbey Veterinary                                                                South
A D Duffy Esq BVSc MRCVS  Group 6                  15-17 Station Road       Wombwell       Barnsley       Yorkshire       S73 OAH
G M Gabbutt Esq MA VetMB  Abbeydale Veterinary
MRCVS                     Centre                   91 Preston New Road                     BLACKBURN      Lancashire      8B2 6AY
                          Abbott, Draper &
R Fraser Esq BVMS MRCVS   Fraser                   Harleigh Road                           BODMIN         Cornwall        PL31 1AQ
D S Wilson Esq BVMS       Abervet Veterinary                                                                              Aberdeens
MRCVS                     Centre                   Unit 8                   The Court Yard Cults          Scotland        hire
D S Wilson Esq BVMS       Abervet Veterinary
MRCVS                     Practice                 28 Abbotswell Road                      ABERDEEN       Grampian        AB1 4AB
R A MacGregor Esq BVM&S   Acorn Veterinary
MRCVS                     Centre 2                 Woodstock Road                          LANARK         Strathclyde     ML11 7DH
R P Phillips Esq BVSc(Q)  Addiscombe Road
MRCVS                     Veterinary Centre        263 Addiscombe Road                     CROYDON        Surrey          CR0 7HX
D M Coghlan Esq MVB       Adelaide Veterinary                                              SOUTHAMPTO
MRCVS                     Clinic                   Long Lane                Bursledon      N              Hampshire       S03 8DA
7 C Holford Esq BA VetMB  Alcombe Veterinary
MRCVS                     Centre                   220 Home Lane                           Acton          London          W3 6PU
T C Holford Esq BA VetMB  Alcombe Veterinary
MRCVS                     Surgery 1                459 Oldfield Lane North                 Greenford      London          UB6 0EU
T C Holford Esq BA VetMB  Alcombe Veterinary
MRCVS                     Surgery 2                80 Nelson Road           Whitton        Twickenham     Middlesex       TW2 7AY
D Helliwell BVM&S BSc     Aldgate Veterinary                                                              North
MRCVS                     Practice                 St. Jones Place                         Driffield      Humberside      YO25 7QD
A R Bennett Esq BVMS      All Creatures                                                    PETERBOROU     Cambridgeshir
MRCVS                     Veterinary Clinic        65 Ledbury Road                        GH             e               PE3 6RF
                          Allan Heath
A M Heath Esq MRCVS       Veterinary Practice      Upper Coombe Farm       Coombe Road     Royston        Hertfordshire   SG8 9SA
R A Clarke Esq BVetMed     Anchorage Veterinary
MRCVS                     Hospital                 South Walsham Road                      ACLE           Norfolk         NR13 3EA
S.D.B Hancox Esq BVSC      Andale Veterinary
CerVR                     Centre                   Lingley Road            Great Sankey    Warrington     Cheshire        WA5 3ND
                          Anicare Veterinary                                               Shoreham by
K Bryson Esq MRCVS        Group 1                  61 West Street                          Sea            West Sussex     BN43 5WF
N Blackwell Esq BVSc      Anicare Veterinary
MRCVS                     Group 2                  Unit B Limbrick Corner   Palatine Road  Worthing       West Sussex     BN12 6JJ
R Chandler Esq MA VetMB   Anicare Veterinary
MRCVS                     Group 3                  203 Old Shoreham Road    Southwick      Brighton       East Sussex     BN42 4LS
M S Wilson Esq BVSc       Anicare Veterinary
MRCVS                     Surgery                  49 Portland Road                        HOVE           East Sussex     BN3 5DQ

Miss J A Burke BVSc
MRCVS                     Animal Care Centre       24 Hillylaid Road                       THORNTON       Lancashire      FY5 1ST
J C Chambers Esq BVetMed  Anna House
MRCVS                     Veterinary Hospital 1    3 Sandgate Hill                         FOLKESTONE     Kent            CT20 2JF
J C Chambers Esq BVetMed  Anna House
MRCVS                     Veterinary Hospital 2    250 Cheriton Road        Cheriton       Folkestone     Kent            CT20
J D Blayney Esq BVSc      Arden Forest
MRCVS                     Veterinary Group         1 Cross Road                            Alcester       Warwickshire    B49 5EX
W G Duncan Esq BVM&S      Ark Veterinary
MRCVS                     Surgeons                 36 Forth Crescent        Riverside      Stirling       Central         FK8 1LG
C J Purves Esq BVM&S      Ashbank Veterinary
MRCVS                     Centre 1                 65 Thomson Place         Corbie Hall    Boness         Edinburgh       EH51 0AU
C J Purves Esq BVM&S      Ashbank Veterinary
MRCVS                     Centre 2                 9 Polmont Road                          FALKIRK        Central         FK2 9QQ
                          Ashfield House                                                                  Nottinghamshir
B Sargeant Esq MRCVS      Venterinary Hospital     142 Derby Road           Long Eaton     Nottingham     e               NG10 4ER
                          Ashfield House
B Sargeant Esq MRCVS      Venterinary Surgery      Hall Dyke                Spondon        Derby          DERBYSHIRE      DE21 7LF
D W Ashworth Esq BVM&S    Ashworth & Taylor
MRCVS                     Veterinary Practice      Union Terrace                           CRIEFF         Tayside         PH7 4DE
R G R Aspinall Esq BVSc   Aspinal Auld &                                                                  Gloucestershir
MRCVS                     Clarkson 1               108 Bristol Road                        Quedgetey      e               GL2 4NA
R G R Aspinall Esq BVSc   Aspinal Auld &                                                                  Gloucestershir
MRCVS                     Clarkson 2               96 Insley Gardens                       Hucclecote     e               GL3 3BA
R G R Aspinall Esq BVSc   Aspinall Auld &                                                                 Gloucestershir
MRCVS                     Clarkson 3               20 Glevum Way                           Abbeydale      e               GL4 9BL
JC Pattison Esq BVetMed   Attimore Veterinary
MRCVS                     Hospital 1               15 Park Avenue                          Potters Bar    Hertforshire    EN6 5EN
JC Pattison Esq BvetMed   Attimore Veterinary                                              WELWYN
MRCVS                     Hospital 2               Ridgeway                                GARDEN CITY    Hertfordshire    AL7 2AD
JC Pattison Esq BvetMed   Attimore Veterinary
MRCVS                     Hospital 3               22 The Common                           Hatfield       Hertforshire    AL10 0ND
JC Pattison Esq BvetMed   Attimore Veterinary                                              WHEATHAMST
MRCVS                     Hospital 4               4 Castle Rise                           EAD            Hertforshire    AL4 8HX
                          Avenue Veterinary
P M Creber BVSc, MERCVS   Centre                   'The Gables'             17 Avenue Road Malvern        Worcestershire WR14 3AY
                          Avenue Veterinary
J Sterry Esq BVSc MRCVS   Centre 2                 Pendennis Avenue                        BRISTOL        Avon            BS16 5DW
                          Avenue Veterinary
C I Teare Esq BVSc MRCVS  Surgery 2                2 Park Avenue                           REDCAR         Cleveland       TS10 3JZ


                          Avon Vale Veterinary
Dr Chris Colles MRCVS     Group 5                  Ralley Lodge             Ralley         Banbury        Oxfordshire     OX15 6DT
                          Axe Valley Veterinary
R J A Packer Esq MRCVS    Practice                 The Veterinary Surgery   Blackford      Wedmore        Somerset        BS28 4NG
                          Axe Valley Veterinary
R J A Packer Esq MRCVS    Practice 2               Brent Rd                                Highbridge     SOMERSET        TA9 4BL
                          Axe Valley Veterinary
R J A Packer Esq MRCVS    Practice 3               St. Cuthberts St                        Wells          SOMERSET        BA5 2AP
                          Axe Valley Veterinary
R J A Packer Esq MRCVS    Practice 4               Greystone Union St                      Cheddar        SOMERSET        BS27 3NA
P S Aylmer Esq BVSc       Aylmer & Cannon
MRCVS                     Veterinary Surgery       Albion Street                           Chipping Norton Oxfordshire    OX7 5BN
B J Shorten Esq MVB       B J Shorten
MRCVS                     Veterinary Surgery       748 Harrow Road                         Kensal Green   London          NW10 5LE
                          Baguley & Boff
C Baguley Esq BVSc        Veterinary Surgeons
MRCVS                     1                        53 Chorley Road                         Westhoughton   Lancashire      BL5 3PD
C Baguley Esq BVSc        Baguley & Boff                                                   Horwich-
MRCVS                     Veterinary Surgery 2     158-160 Chorley New Road                BOLTON         Lancashire      BL6 5QW
                          Bailey & Mathewson       Portable machine                                       East Sussex     TN39 4JB
M Mathewson Esq BVetMed                            Green Leaves Veterinary  119 Little     BEXHILL-ON-
MRCVS                     Bailey & Mathewson       Centre                   Common Road    SEA            East Sussex     TN39 4JB
A Bartholomew Esq BVSc    Bartholomew
MRCVS                     Veterinary Surgery       35 Iffley Road                          Oxford         Oxfordshire     OX4 1EA
                          Beacon Hill
Mrs Bowen-Brooks          Veterinary Surgery       Beacon Hill Road                        Hindhead       Surrey          GU26 6QN
                          Beacons Veterinary
D O Thomas Esq MRCVS      Centre                   Ashfield Place           Llanfaes       BRECON         Powys           LB3 8EG
                          Beechwood
I A Hoffe Esq MRCVS       Veterinary Surgery       2 The Avenue                            KIDSGROVE      Staffordshire   ST7 1AE
J Begg Esq MRCVS          Begg & Partners          40 Stonehouse Road                      Strathaven     Strathclyde     ML10 6LF
A Bell Esq MRCVS          Bell & Partners 1        4 Norton Hill Drive      Wyken          Coventry       West Midlands   CV2 3AS
                                                                            Weston under
A Bell Esq MRCVS          Bell & Partners 2        Grove Rise               Wetherley      Leamington SPA Warwickshire    CV33 9BZ
A E Arnold Esq MA VetMB   Berghoff Veterinary
MRCVS                     Surgery                  81 Berghoff Road                        COLCHESTER     Essex           CO4 5AF
                          Bevin, Butler &                                                  MARKET
T Bevin Esq BVSc MRCVS    Drummond 1               124 Northampton Road                    HARBOROUGH     Leicestershire  LE16 9HF
                          Bevin, Butler &
T Bevin Esq BVSc MRCVS    Drummond 2               56 High Street                          Kibworth       Leicestershire  LE8 0HQ

                          Bevin, Butler &                                                                 Northamptons
T Bevin Esq BVSc MRCVS    Drummond 3               2 Tresham Street         Rothwell       Ketterinag     hire            NN14 6ES
                          Billon Veterinary
R M Furber Esq MA VetBM   Centre                   259 Billon Road                         Rugby          Warwickshire    CV22 7EQ
Mrs C E Stanford BVSc     Birch Heath
MRCVS                     Veterinary Clinic        Birch Heath Road                        TARPORLEY      Cheshire         CW6 9UU
T Shepherd Esq MA VetMB   Birch Veterinary
MRCVS                     Centre                   21 Birch Road            Oxton          BIRKENHEAD     Merseyside    - L43 5UF
                          Bishopton Veterinary                                                            North
Mrs M Shilcock            Group                    Mill Farm                Studley Road   RIPON          Yorkshire       HG4 2QR
Ms Joe Lovett             Black Sheep Surgery      Unit 3 Warwick Road      Fairfield In   Louth          Lincolnshire    LN11 0YB
                                                                            Estate
B P Viner Esp BVetMed     Blythwood Veterinary
MRCVS                     Clinic 2                 500 Uxbridge Road                       PINNER         Middlesex       HA5 4SL
J C S McCance Esq BVM&S   Bond Street                                                      MACCLESFIEL
MRCVS                     Veterinary Clinic        263 Park Lane                           D              Cheshire        SK11 8AE
                          Bourton Vale Equine
M Lucey Esq MRCVS         Clinic                   Wyck Rd                  Lower          Cheltenham     Gloucestshire   GL54 2EX
                                                                            Slaughter
                          Bowbridge Veterinary                                                            Gloucestershir
J Hunter Esq BVSc MRCVS   Group 1                  Bowbridge Surgery                       STROUD         e               GL5 2LA
                          Bowbridge Veterinary                                                            Gloucestershir
M J Rodgers Esq MRCVS     Group 2                  17 Gloucester Road                      Stonehouse     e               GL10 2NZ
                          Braid Veterinary
M D C Hall Esq BVM&S      Hospital 1               171 Mayfield Road                       Newington      Edinburgh       EH9 3AZ
                          Braid Veterinary
M D C Hall Esq BVM&S      Hospital 3               371 Leith Walk                          Leith          Edinburgh       EH6 8SE
                          Bray House                                                       MELTON
C Johnston Esq MRCVS      Veterinary Practice      36 Asfordby Road                        MOWBRAY        Leicestershire  LE13 0HR
P Bosworth Esq MA VetMB   Brady Veterinary
MRCVS                     Centre                   Sea Road North                          BRIDPORT       Dorsel          DT6 4RR
J McGillivray Esq BVMS    Brelades Veterinary
MRCVS                     Surgery 1                Rothwell House           Church Road    Bookham        Surrey          KT23 3JP
J McGillivary Esq BVMS    Brelades Veterinary
MRCVS                     Surgery 2                St Brelades - 20 Knoll                  DORKING        Surrey          RH4 3EP
                                                   Road
J McGillivray Esq BVMS    Brelades Veterinary
MRCVS                     Surgery 3                The Tannery Petcare      Station Road   Gomshall       Surrey          GU5 9LE
                                                   Centre
S G Dobromylskj BVetMed   Broadland House
MRCVS                     Veterinary Surgery       High Street                             STALHAM        Norfolk         NR12 9AH
A R Bennet Esq BVMS       Broadway Veterinary                                              PETERBOROUG    Cambridgeshir
MRCVS                     Hospital                 158 Broadway                            H              e                PE1 4DG
R H Brown Esq BVetMed     Brown & Nuttall
MRCVS                     Veterinary Practice 1    Chimneys                 Hallsham Road  Heathfield     East Sussex     TN21 8AD

                          Brown, Simpson &
Ms L. M Slobo BVM&S       Stobo Veterinary
MRCVS                     Surgery                  10 Drumlanrig Square                    HAWICK         Borders          TD9 0AS
W J Ferries Esq BVMS      Brownlow Veterinary
MRCVS                     Centre                   Trimpley House           Brownlow Road  ELLESMERE      Shropshire       SY12 0AE
D Fotheringham Esq BVMS   Buchan House
MRCVS                     Veterinary Clinic 1      19-21 High Street                       STRICHEN       Grampian         AB43 4SQ
D Fotheringham Esq BVMS   Buchan House
MRCVS                     Veterinary Clinic 2      66 York Street                          Peterhead      Grampian         AB42 6SP
D Fotheringham Esq BVMS   Buchan House
MRCVS                     Veterinary Clinic 3      29 Finlayson Street                     Fraserburgh    Grampian         AB43 5JW
G D Burgess Esq BVM&S     Burgess & Donald
MRCVS                     Veterinary Surgery       58 Argyle Street                        INVERNESS      Highland         IV2 3BB
   business description      business name         address line 1           address line 2    town          county         post code
R Beadle Esq BVetMed      Buttercross                                                                     Nottinghamshir
MRCVS                     Veterinary Centre 1      Long Acre                               BINGHAM        e                NG13 8AF
R Beadle Esq BVetMed      Buttercross                                                                     Nottinghamshir
MRCVS                                                                                                     e
                          Veterinary Centre 2      Radcliffe-on-Trent                      BINGHAM                         NG13 8AF
Miss C D Wilson BVMS      C D Wilson Veterinary
MRCVS                     Surgery                  19 Steeple Street                       KILBARCHAN     Strathclyde      PA10 2JF
C Evans Esq BVetMed BSc   C Evans Veterinary
MRCVS                     Surgery                  Callart Cottage          Victoria Road  FORT WILLIAM   Highland         PH33 6BG
C H Bond Esq MA VetMB     C H Bond Veterinary
MRCVS                     Surgeon                  Durfold Cottage          Durfold Hill,  HORSHAM        West Sussex      RH12 3RY
C J Jamieson BVM&S        C J Jamieson                                      Dorking Road
MRCVS                     Veterinary Surgery 1     The Stables              Locko Park     Derby          Derbyshire       DE21 7BW
C J Jamieson BVM&S        C J Jamieson
MRCVS                     Veterinary Surgery 2     28-30 Lower                             Ilkeston       Derbyshire       DE7 4LN
                                                   Stanton Road
Mrs C J Jamieson BVM&S    C J Jamieson                                                                    Nottinghamshir
MRCVS                     Veterinary Surgery 3     205 Ilkeston Road                       NOTTINGHAM     e                NG7 3FW
D H Black Esq BVM&S       Caldew Veterinary
MRCVS                     Practice                 Townhead Road                           DALSTON        Cumbria          CA5 7PZ
                          Cambridge Veterinary     Dept of Clinical                                       Cambridgeshir
C Smith Esq MRCVS         School                   Veterinary Medicine      Madingley Road CAMBRIDGE      e                CB3 0ES
G S Greig Esq BVM&S       Cameron & Greig
MRCVS                     Veterinary Surgeons      Ardmohr                  Stirling Road  MILNATHORT     Tayside        Kinrosshire
G Lloyd Esq BVetMed       Camlas Veterinary
MRCVS                     Surgery                  1a Clive Place           Severn Street  WELSHPOOL      Powys            SY21 7AN
                          Campsie Veterinary
D Hamilton Esq            Centre                   2 Retreat Avenue                        Omagh          N Ireland        BT79 OHR



                          Carne Veterinary
Mr P J Huxley BVSc MRCVS  Hospital                 Porth Y                              Usk            Gwent             NP5 1RZ
                          Carnegie & Lindsay       Carne Street
D B Carnegie Esq BVM&S    Veterinary Surgeons                                                          Northumber
MRCVS                     1                        Westgate                             HOLTWHISTLE    land              NE29 9AF
                          Carnegie & Lindsay
D B Carnegie Esq BVM&S    Veterinary Surgeons
MRCVS                     2                        6 Longtown Road                      BRAMPTON       Cumbria           CAB 1SJ
E G D McCarrison BVMS
MRCVS                     Carrick Vet Group        93 Newbold Road                      Chesterfield   Derbyshire        S41 7PS
E G D McCarrison Esq      Carrick Veterinary                                            Clown
BVMS                      Group                    34 Mills Street                      Chesterfield   Derbyshire        S42 4JN
                          Castle Veterinary
K Gill Esq BVM&S MRCVS    Centre                   23 The Square                        ELLON          Gramplan          AB4 9JB
                          Castle Veterinary
Ms S Morgan               Group                    38 Fore Street        Farmlingham    Woodbridge     Suffolk           IP19 9DF
H A Cathcart Esq MRCVS    Cathcart & Winn 1        Leyton House          51 Hale Road   Farnmham       Surrey            GU9 9RB
C P Baxter Esq BVetMed    Cedar Veterinary
MRCVS                     Group 1                  Clifton Veterinary    Anstley Lane   ALTON          Hampshire         GU34 2RH
C Baxter Esq BVetMed      Cedar Veterinary         Surgery
MRCVS                     Group 2                  New Farm Road                        ALRESFORD      Hampshire         SO24 9QW
C Baxter Esq BVetMed      Cedar Veterinary
MRCVS                     Group 5                  Chawton End Branch    Winchester     Alton          Hampshire         GU34 5HD
J R Pryke Esq BVetMed     Chase Veterinary                               Road
MRCVS                     Group 1                  189 De La Warr Road                  Bexhill        East Sussex       TN40 2JY
J R Pryke Esq BVetMed     Chase Veterinary                                              On Sea
MRCVS                     Group 2                  103-105 London Road                  ST LEONARDS      East Sussex       TN37 6AT
J J Loubser Esq BVSc      Chase Veterinary                                              ON SEA
MRCVS                     Group 3                  89-91 Seaside                        Eastbourne       Sussex            BN22 7NL
                          Chestnut House                                                                 North
A Loddo Esq               Veterinary Centre        88 Church Street                     Sutton           Humberside        HU7 4TD
P J Walden Esq BVetMed     Chestnut Veterinary                                          on Hull
MRCVS                     Group 1                  1 Hoe Lane                           Ware             Hertforshire      SG12 9LS
A M Buckling Esq BVMS     Chestnut Veterinary
MRCVS                     Group 2                  77 Fore Street                       Hertford         Hertfordshire     SG14 1AL
                          Chine House
Mrs Tracy Simpson         Veterinary Group         Siteby Hall           Cossington     Loughbrough      Leicestershire    L12 7RS
                          Christopher N Carter                           Road
C H Carter Esq MRCVS      Veterinary Surgeon       224 Winchester Road   Shirley        Southampton      Hampshire         SO16 6TL
I S Fielding Esq BVMS     Church End
MRCVS                     Veterinary Centre        Trevarthlan Road                     ST AUSTELL       Cornwall          PL25 4BH

R Williams Esq BVetMed    Cinque Ports
MRCVS                     Veterinary Centre 1      P O Road off                         Hawkhurst        Kent              TN16 4AS
R Williams Esq BVetMed    Cinque Ports             High Street
MRCVS                     Veterinary Centre 2      Station Road          Lydd           Kent             East Sussex       TN29 9ED
R Williams Esq BVetMed    Cinque Ports
MRCVS                     Veterinary Clinic        Rye Veterinary        Cinque Ports   RYE              East Sussex       TN31 7AN
R A Clark Esq BVetMed                              Practice              Square
MRCVS                     Clark & Marshall         2 High Street                        Berkhampstead    Hertfordshire     HP4 2BS
S N Clayton Esq BVSc      Clayton & Cox            Cleeve Mill Park                                      Glous-
MRCVS                     Veterinary Practice      Veterinary Centre                    NEWENT           cestershire       GL18 1AZ
                          Clent Hill Veterinary
Mrs P Hampson             Group 1                  34 Stourbridge Road                  BROMSGROVE       Worcestershire    B61 OAE
                          Clent Hill Veterinary
Mrs P Hampson             Group 2                  12 Kidderminster Road                Stourbridge      West Midlands     DY9 0QD
                          Clevedale Veterinary     Uplealham Sawmill
A Knox Esq MRCVS          Practice                 Home Farm             Uplealham      Redcar           CLEVELAND         TS11 8AG
J M Daykin Esq BVSc       Cliffe Veterinary
MRCVS                     Group                    Radstocke House       21 Cliffe      LEWES            East Sussex       BN7 2AH
A J Rodgers Esq BVetMed   Clifton Road                                   High Street
BSc MRC                   Veterinary Hospital      30 Clifton Road       Norwood        London           London            SE25 6NJ
A J C Parker Esq BVetMed  Clifton Villa
MRCVS                     Veterinary Surgery 1     10 Cross Street                      Camborne         Cornwall          TR14 8EU
A J C Parker Esq BVetMed  Clifton Villa
MRCVS                     Veterinary Surgery 2     Coronation Terrace    Richmond       Truro            Cornwall          TR1 3HJ
P Farrington BVetMed      Coach House                                    Hill
MRCVS                     Veterinary Clinic        Burlyns East Woodhay                 Newbury          Berkshire         RG15 0NU
                          Coastway Veterinary                                           Shoreham by
T Cowle Esq MRCVS         Group                    67 High Street                       Sea              Sussex            BN43 5DE
C Cheetham Esq BVSc       Colin Cheetham
MRCVS                     Veterinary Centre 1      Quantock Terrace      The Drove      BRIDGEWATER      Somerset          TA6 4BA
C Cheetham Esq BVSc       Colin Cheetham
MRCVS                     Veterinary Centre 2      Castle Street                        Nether Stowey    Somerset          TA6
F L Brock Esq BVMS        Collier & Brock
MRCVS                     Veterinary Surgeons      70 Portland Road                     TROON            Strathclyde       KA10 6QU
                          Cook & Timson
N Timson BVSc MRCVS       Veterinary Surgery       James Street                         Louth            Lincolnshire      LN11 0JW
                          Cooper & Partners
                          Veterinary Surgeons
Mrs C A Lees              1                        37 Monk Street                       Tuttbury         Staffordshire     DE13 9NA
T Frost Esq MA VetMB      Cornerstone                                                   WOLVERHAMP
MRCVS                     Veterinary Centre 2      Northwood Park Road   Bushbury       TON              West Midlands     WV10 8ET

F M Coults Esq BVM&S      Coults & Coults
MRCVS                     MsRCVS 1                 15 Shortmead Street                     BIGGLESWADE    Bedfordshire    SG18 0AT
F M Coults Esq BVM&S      Coults & Coults
MRCVS                     MsRCVS 2                 31 High Street                          Sandy          Bedfordshire    SG19 1AG
                          Crescent Veterinary                                              MELTON
Mr I J J Knott            Clinic                   The Crescent                            MOWBRAY        Leicestershire  LE13 0NF
W T Leadbitter Esq BVMS   Croft Veterinary                                                 COCKERMOUT
MRCVS                     Group 1                  West Croft               Brigham        H              Cumbria         CA13 0TH
W T Leadbitter Esq BVMS   Croft Veterinary
MRCVS                     Group 2                  18 Curzon Street                        Maryport       Cumbria         CA13 0TH
W T Leadbitter Esq BVMS   Croft Veterinary
MRCVS                     Group 3                  187 Harrington Road                     Workington     Cumbria         CA14 3XD
A R Callegari Esq BVMS    Crofts Veterinary
MRCVS                     Centre                   2 Park Road                             BRECHIN        Tayside         DD9
                          Cromwell Veterinary
Ms E Joy                  Group 1                  57 Great Whyte                          Ramsey         Cambridgshire    PE17 1HL
J E Brown Esq BVMS        Cromwell Veterinary                                                             Cambridgeshir
MRCVS                     Group 2                  36 St Johns Street                      HUNTINGTON     e               PE18 6DD
                          Cromwell Veterinary                                                             Cambridgeshir
A Taylor Esq              Group 3                  White House             1 Linacre Place St Neots       e               PE19 8AL
                          Cromwell Veterinary                                                             Cambridgeshir
Ms S Edwards              Group 4                  Unit 4 Burleigh Centre  Canstable Road  St Ives        e               PE17 6EP
                          Crossroads                                                                      Buckinghamshi
Mall the main practice    Veterinary Centre        351 Amesham Road                        Hazlemere      re              HP15 7HL
M H Walters Esq BVSc      Crossroads                                                       HIGH           Buckinghamshi
MRCVS                     Veterinary Centre        54 West Wycombe Road                    WYCOMBE        re              HP11 2LP
D A Clare Esq BVSc        D Clare & Associates
MRCVS                     1                        51 Three Bridges Road    Three Bridges  CRAWLEY        West Sussex     RH10 1JJ
D A Clare Esq BVSc        D Clare & Associates
MRCVS                     2                        62 Brighton Road         Southgate      CRAWLEY        West Sussex     RH10 6SX
D D Milton Esq BSc BVM&S  D D Milton Veterinary
MRCVS                     Surgery                  The Green                Skelton        PENRITH        Cumbria         CA11 9SQ
                                                                                           Berwick Upon   Northumberlan
D G RolloEsq MRCVS        D G Rollo MRCVS          3-4 The Chandtery        Quayside       Tweed          d               TD15 1HE
D H Grove-White Esq BVSc  D H Grove-White
MRCVS                     Veterinary Practice      Glan Aber                Cefnddwysam    Bala           Gwynadd         LL23 7HF
D J Smith Esq BVSc        D J Smith Veterinary                                             MILTON         Buckinghamshi
MRCVS                     Centre 1                 3 Harrier Court          Eaglestone     KEYNES         re              MK6 5BZ
D J Smith Esq BVSc        D J Smith Veterinary                                             MILTON         Buckinghamshi
MRCVS                     Centre 2                 36 Purbeck               Stantonbury    KEYNES         re              MK14 6OB

D M McDowell Esq BVMs     D M McDowell
MRCVS                     Veterinary Surgery 1     9 Courthhouse Street                    OTLEY          West Yorkshire  LS21 3AN
D M McDowell Esq BVMs     D M McDowell
MRCVS                     Veterinary Surgery 2     8 The Crescent          Adef            Leeds          West Yorkshire  LS16 6AA
D M Terry Esq BVetMed     D M Terry Veterinary
MRCVS                     Surgery 1                16/18 New Village Road                  Cottingham     Humberside      HU16 4LT
D M Terry Esq BVetMed     D M Terry Veterinary                                                            North
MRCVS                     Surgery 2                1-2 Park Street         Anlaby Road     HULL           Humberside      HU3 2JF
D Norman Esq MA VetMB     D R F Norman
MRCVS                     Veterinary Practice      324 Biscol Road                         LUTON          Bedfordshire    LU3 1AZ
N H Roberts Esq BVSc      Dalehead Veterinary                                                             North
MRCVS                     Group                    Station Road                            SETTLE         Yorkshire       BD24 9AA
                          Damory Veterinary                                                BLANDFORD
Mrs C Raven               Clinic                   Edward Street                           FORUM          Dorset          DT11 7QT
                          David Cuffe &
D Cuffe Esq MRCVS         Associates 1             348 South Lambeth Rd     Stockwell      Stockwell      LONDON          SW8 1UQ
                          David Place
D J Hamilton Esq MA VetMB Veterinary Hospital 1    8 David Place                           St Heller      Jersey          JE 4TD
                          David Place                                        Route des
D J Hamilton Esq MA VetMB Veterinary Hospital 2    Leodis Veterinary Surgery Quennevals    St Brelade     Jersey          JE3 8FP
C Davies Esq MA VetMB     Davies & Evans                                                                  Gloucestershir
MRCVS                     Veterinary Surgeons      Downington                              LECHLADE       e               GL7 3DL
                          Davison Veterinary                                                              Nottinghamshir
J L Davison Esq MRCVS     Surgeons 1               65 Itkeston Road                        Nottingham     e               NG7 3GR
                          Davison Veterinary                                                              NOTTINGHAM
J L Davison Esq MRCVS     Surgeons 2               61 South Rd                             Nottingham     SHIRE           NG2 7AH
                          Davison Veterinary                                                              NOTTINGHAM      NG12
J L Davison Esq MRCVS     Surgeons 3               101 Nottingham Rd        Keyworth       Nottingham     SHIRE           5GW
M R Johnston Esq BVetMed  Dier & Johnston                                                  CROWBOROUG
MRCVS                     Veterinary Surgeons      The Well House         Crowborough hill H              East Sussex     TN6 2SE
                          Donaldson &
R S Donaldson Esq BVMS    Partners Veterinary
MRCVS                     Practice                 Maple Street             Aspley         Huddersfield   West Yorkshire  HD5 9AX

R S Donaldson Esq BVMS    Donaldson & Partners
MRCVS                     Veterinary Practice      Miry Lane                               Thongsbridge   West Yorkshire  HD7 2RY
                          Drumahoe Veterinary                                                             Co
Ms MA Lafuente Garcia     Clinic                   4 Ardlough Road          Drumahoe       Londonderry    Londonderry     BT47 1SW
J A Black Esq BVM&S       Dunelm Veterinary
MRCVS                     Group                    106 Gilesgate                           Durham         Co Durham       DH1 1JA

E J G Brander Esq BVMS    E J G Brander
MRCVS                     Veterinary Surgery       20-22 Baltron Road                      KILLEARN       Central         G63 9NJ
Mrs E M Shirley-Beavan                                                                                    Gloucestershir
MRCVS                     E M Shirley-Beavan       Grange Hill Farm         Naunton        Cheltenham     e               GL54 3AY
                          Eagle Veterinary
K Thomas Esq BVMS         Group                    Norwich Road                            Halesworth     Suffolk         IP19 8HY
                          Eastcott Veterinary
P Southerdern Esq MRCVS   Clinic                   59 Bath Road             Old Town       Swindon        Willshire       SN1 4AU
M Jeffreson Esq MA VetMB  Eastfield Veterinary                              Station Road-                 South
MRCVS                     Clinic 1                 Eastfield Farm           North Thoresby GRIMSBY        Humberside      DN36 5QU
M Jeffreson Esq MA VetMB  Eastfield Veterinary
MRCVS                     Clinic 2                 88 Hardy's Road                         Cleethorpes    Lincolnshire    DN35 0DN
A E J Waddilove Esq MA    Eastgate Vet. Group                                              Bury St
VetMB MRCVS               1                        Cotton Lane Surgery                     Edmunds        Suffolk         IP33 1XW
J Waddilove Esq MA VetMB  Eastgate Veterinary      Riverside Veterinary
MRCVS                     Group                    Clinic                   Milden Hall                   Suffolk         IP28 7DP
A E J Waddilove Esq MA    Eastgate Veterinary
VetMB MRCVS               Group 2                  37 Bury Road                            Thetford       Suffolk         IP24 3AW
S B Glas Esq BVetMed      Edwards & Glas
MRCVS                     Veterinary Surgeons      Regency Houset           Bow Street     LANGPORT       Somerset        TA10 9PS
                          Edwards Jose & Gray
P S Edwards Esq MRCVS     MRCVS                    The Surgery              The Square     Gillingham     DORSET          SP8 4AY
B A Stephens Esq BVM&S    Elms Veterinary
MRCVS                     Centre                   30 Gloucester Street                    Faringdon      Oxfordshire     SN7
                          Endell Veterinary
D Karr Esq MRCVS          Group                    49 Endless Street                       Salisbury      Willshire       SP1 3UH
D.G. Von Schweinitz Esq   Equine Veterinary
DVM BSc                   Clinic 1                 Greyfriars Farm          Hogs Back      Guilford       Surry           GU3 1AQ
R W Gray Esq BVetMed BSc  Equipet Veterinary
MRCVS                     Centre                   24 Nicol Street                         KIRKCALDY      Fife            KY1 1RP
                          Equipet Veterinary
Ms R Denlon               Clinic                   High Street                             Burntisland    Fife            KY3 9AP
Mrs M J Fraser BVMS       Esk Valley Veterinary
MRCVS                     Surgery                  52 Buccleuch Street                     Dalkelth       Lothian         EH22 1AB
R D Stevens Esq BVscMsc   Exeter Veterinary
MRCVS                     Centre                   15 Exeter Street                        Bourne         Lincolnshire    PE10 9NW
P J Evans Esq MA VetMB
MRCVS                     Eye Veterinary Clinic    Moreton Eye                             LEOMINSTER     Herefordshire   HR6 0DP
F Noble Esq BVM&S         F Noble Veterinary       Teignmouth Veterinary
MRCVS                     Surgery 1                Surgery                  Maudlin Drive  TEIGNMOUTH     Devon           TQ14 8RU


F Noble Esq Esq BVM&S     F Noble Veterinary
MRCVS                     Surgery 2                46 Park Road                            DAWLISH        Devon           EX7 9LL
L T A Brain Esq           Fairview Veterinary
BVMS.,MRCVS               Centre                   36 High Street                          NEW DEER       Grampian        AB53 6SX
                          Fellside Veterinary                                              Stanhope-in-
Mrs Suzette Jopling       Group 1                  Cowgarth Hill                           Weardale       Co Durham       DL13 2PA
                          Fenton Veterinary                                                HAVERFORDW
Mr C Bird                 Practice                 21 Portfield                            EST            Dyfed           SA61 1BN
W E Skelton Esq BVSc      Fitzalan House
MRCVS                     Veterinary Group 1       6a River Road                           Arundel        West Sussex     BN18 9DH
W E Skelton Esq BVSc      Fitzalan House                                                   LITTLEHAMPTO
MRCVS                     Veterinary Group 2       31 Fitzalan Road                        N              West Sussex     BN17 5ET
W E Skelton Esq BVSc      Fitzalan House
MRCVS                     Veterinary Group 3       2 Church Hill                           Angmering      West Sussex     BN16 4EG
W E Skelton Esq BVSc      Fitzalan House
MRCVS                     Veterinary Group 4       11 Sea Lane                             East Preston   West Sussex     BN16
                          Forest Lodge
R Wilson Esq MRCVS        Veterinary Practice 1    14 Barton Court Road                    New Milton     Hampshire       BH25 6NP
                          Forest Lodge
R Wilson Esq MRCVS        Veterinary Practice 2    66 Milford Road          Pennington     Lymington      Hampshire       SO41 6DU
R F Foster Esq BVetMed    Foster & Seward
MRCVS                     Veterinary Surgeons      90 Winchester Road                      BASINGSTOKE    Hampshire       RG21 1UH
                          Four Dales Veterinary                                                           North
M Howelle Esq MRCVS       Practice 1               4 Howe End                              Kirkbymoorside Yorkshire       YO6 BD
G E Skinner BA VetMB BSc  Four Dales Veterinary                                                           North
MRCVS                     Practice 2               74 Bondgate              Helmsley       YORK           Yorkshire       YO6 5EZ
                          Four Dales Veterinary                                                           North
M Howelle Esq MRCVS       Practice 3               Main Street                             Stillington    Yorkshire       YO6 1LA
                          Foxgrove Veterinary
C C Jefferies Esq MRCVS   Surgery                  8 Foxgrove Road                         Beckenham      Kent            BR5 5AT
R W Herdman Esq BVSc      Francis & Herdman
MRCVS                     Veterinary Practice      Milford Farm             Mill Street    Bakewell       Derbyshire      DE4 1DX
F J O Anthony Esq BVMS    Fresh Acre Veterinary
MRCVS                     Surgery                  Fresh Acre             Flaggoners Green Bromyard       Herefordshire   HR7 4QR
                          Fry, Usher & Edwards
P G Fry Esq MRCVS         MsRCVS                   Drump Road                Redruth       Redruth        Cornwall        TR15 1SW
G Austin Esq BVetMed      G Austin Veterinary
MRCVS                     Surgery                  Kerswill House                          IVYBRIDGE      Devon           PL21 9HT
                          G L Hall Veterinary                                              LEAMINGTON
G L Hall Esq BVSc MRCVS   Surgery                  123 Heathcote Road                      SPA            Warwickshire    CV31 2LX

S J Cherry Esq BVM&S      Gables Veterinary
MRC                       Centre                   28 Norwood                              Beverley       East           HU17 9HB
                                                                                                          Yorkshire
N D Walker Esq BVSc       Gatehouse Veterinary
MRCVS                     Hospital 1               2 Long Lane              Hoole          Chester        Cheshire       CH2 2PD
N D Walker Esq BVSc       Gatehouse Veterinary
MRCVS                     Hospital 2               Lavister Rossset                        WREXHAM        Clwyd           LL12 0DF
R I Heathcole Esq BVM&S   Gaylon Veterinary
MRCVS                     Group                    Gayton House             40 Hatchlands  Redhill        Surrey          RH21 6AT
                                                                            Road
Mrs M J Davies BVMS       Gele Veterinary
MRCVS                     Centre                   Llanfair Road                           ABERGELE       Clwyd           LL22 8DH
C George Esq BVetMed      George & Partners                                                                               ME13
MRCVS                     Veterinary Clinic        Lady Dane Veterinary     Graveney Road  Faversham      Kent            7LRBUR
                                                   Centre
                          Gibson's Veterinary
M Gibson Esq MRCVS        Clinic                   Braunston Road                          OAKHAM         Leicestershire  LE15 6LD
                          Glimoor Veterinary
Miss F Allen BVMS MRCVS   Clinic 1                 37 Marshall Terrace      Gilesgate      DURHAM         Co Durham       DH1 2HX
                          Glimoor Veterinary                                Moor
Miss F Allen BVMS MRCVS   Clinic 2                 81 Durham Road           Spennymoor     Durham         co Durham       DL16 6JW
M Bowditch Esq BVetMed    Girling & Bowdilch
MRCVS                     Veterinary Surgeons      8 The Square                            BEAMINSTER     Dorset          DT8 3AW
T J King Esq BVMS MRCVS   Glasgow University       48 Whitelees Road                       LANARK         Strathclyde     ML11 7RX
                          Glenburn Veterinary
J M Hit Esq MRCVS         Clinic                   7 Nutis Corner Road                     Crumlin        co Antrim       BT29 4BW
                          Glenleigh Veterinary
G Parkinson Esq MRCVS     Practice                 Glenleigh                58 Wingfield   Trowbridge     Wiltshire       BA14 9EW
                                                                            Rd
D Holmes Esq BVSc         Golden Valley
MRCVS                     Veterinary Hospital 1    Nailsea Park             Nailsea        BRISTOL        Avon            BS19 1BD
D Holmes Esq BVSc         Golden Valley
MRCVS                     Veterinary Hospital 2    2 The Vinery - Harford   Chew Magna     near BRISTOL   Avon            BS18 8RD
                                                   Square                                                 North
A P W Norrie Esq BVM&S    Grant Norrie &
MRCVS                     Almond 1                 Oaklands                 Park Street    Masham         Yorkshire       HG4 4HN
A P W Norrie Esq BVM&S    Grant Norrie &                                                                  North
MRCVS                     Almond 2                 Forest House             Northend       Bedale         Yorkshire       DL8 1AF
                          Greenmount
S Nelson Esq MRCVS        Veterinary Clinic        72 Gilford Road          Portdown       CO Armagh      N-Ireland       BT63 5HT
                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 1      90 Swakeleys Road                       ICKENHAM       Middlesex       UB10 8BB
                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 2      59 Station Approach                     South Rystead  Middlesex       HA4 6FL
                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 3      21 Lady Margaret Road                   SOUTHALL       Middlesex       UB1 2PJ



                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 4      102 Neld Road                           HAYES          Middlesex       UB3 1SH
                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 5      64 The Greenway                         UXBRIDGE       Middlesex       UB8 2PL
                          Greenwood
P M Bird Esq BVSc MRCVS   Veterinary Clinic 6      Derwent Drive                           Hayes End      Middlesex       UB3 1SH
                          Greenwood                                                        Challon St     Buckingham-
P M Bird Esq BVSc MRCVS   Veterinary Clinic 7      Clifton Coltage       58 Lower Road     Peter          shire           SL9 9AA
Ten Miller Esq BVM&S      Grove Veterinary                                                 Barrow In
MRCVS                     Surgery                  231 Rawlinson Street                    Furness        Cumbria         LA14 1DW
A Mclean Esq BVM&S        Hadrian Veterinary                                                              Northumberland
MRCVS                     Group                    Dene Avenue                             HEXHAM                         NE46 1HJ
I G Jones Esq MA VetMB    Hafren Veterinary
MRCVS                     Group                    Hafren Surgery        Llanldloes Road   NEWTOWN        Powys           SY16 1HA
                          Hale Veterinary
N J Burden Esq MRCVS      Group 1                  Hale House            19 Langtey Road   CHIPPENHAM     Willshire       SN15 1BS
P R Seymour Esq MA        Hall Court Veterinary                                                           South
VetMB MRCVS               Group 1                  227B Handsworth       Handsworth        Sheffield      Yorkshire       S13 9BJ
                                                   Road
P R Seymour Esq MA        Hall Court Veterinary                                                           South
VetMB MRCVS               Group 2                  1 St Leonards Close   Dinnington        SHEFFIELD      Yorkshire       S31 7RL
                          Hampton Veterinary
E L Bryson Esq            Centre                   Hampton Heath                           Malpas         Cheshire        SY14 8JQ
Miss J L Mathews BVetMed  Haven Veterinary
MRCVS                     Group 1                  1 James Street                          LLANELLI       Dyfed           SA15 1DU
                          Haven Veterinary
R M Livie Esq BVMS        Surgeons                 Bridgefoot            Steam Mill Lane   Great Yarmouth Norfolk         NR31 0HP
C L Butler Esq BVSc       Hawthorn Lodge
MRCVS                     Veterinary Surgery       1 Old Parr Road                         BANBURY        Oxfordshire     OX16 8HT
R C Scammell Esq BVSc     Haydon Veterinary
MRCVS                     Group                    Haydon House          83 West           BRIDPORT       Dorset          DT6 5BN
                                                                         Allington
F G Hayhurst Esq BVSc     Hayhurst & Jones
MRCVS                     Veterinary Surgery       Greenfield Road       Wern Veterinary   RUTHIN         Clwyd           LL15 1EY
                                                                         Practice
R Green Esq BVetMed       Heath Veterinary                                                 HAYWARDS
MRCVS                     Clinic                   7 Queens Road                           HEATH          West Sussex     RH16 1EH
C Troughton Esq BVetMed   Heath Veterinary                                                                South
MRCVS                     Surgery 1                326 Whiltchurch Road                    CARDIFF        Glamorgan       CF4 3NG
C Troughton Esq BVetMed   Heath Veterinary
MRCVS                     Surgery 2                123/5 Heot-Y-Derl     Rhiwbina          Cardiff        Glamorgan       CF2 6PA
C Troughton Esq BVetMed   Heath Veterinary
MRCVS                     Surgery 3                291 Cyncoed Road      Cyncoed           Cardiff        Glamorgan       CF2 6PA


J Greenwood Esq BVSc      Hey & Greenwood
MRCVS                     Veterinary Practice      127 Wennington Road                     Southport      Lancashire       PR9 7AF
J Greenwood Esq BVSc      Hey & Greenwood
MRCVS                     Veterinary Surgery       9 Holly Lane - Rufford                  ORMSKIRK       Lancashire       L40 1SH
                          Hillside Veterinary
R Pescod Esq MRCVS        Centre                   146 Crewe Road                          Nantwich       Cheshire         CW5 6NB
J Hodgson Esq MRCVS       Hodgson & Hunter 1       Galemire Veterinary      Galemire       Cleator Moor   CUMBRIA          CA25 5QU
                          Hollycroft Veterinary    Hospital
D M Summners Esq BVMS     Center                   66 Roston Drive          Hollycroft Est Hinckley       Leicestershire   LE10 OXP
                                                                            Hinckley
                                                                                                          Hereford &
D Wise Esq                Holme Lacy College       Holme Lacey                             Hereford       Worcester        HR2 6LL
Mrs C L Hopkinson BVSc    Hopkinson & Hurst
MRCVS                     Veterinary Practice      16 Nottingham Road                      Alfreton       Derbyshire       DE5 7HL
                          Howe, Starnes &
A Stames Esq BVetMed      Gatward Veterinary
MRCVS                     Surgery                  Fairfield House                         UCKFIELD       East Sussex      TN22 5DG
E M R Hughes-Parry Esq    Hughes-Parry &                                                                  Cambridgeshir
MRCVS                     Associates               34 High Street                          LONGSTANTON    e                CB4 5BS
                          Hutchison Dunlop &
J C Hutchison Esq BVM&S   Baird Veterinary
MRCVS                     Surgery                  Hallfield Lane                          WETHERBY       West Yorkshire   LS22 6JU
                          I S Peek Veterinary
I S Peek Esq BVMS MRCVS   Surgery                  6 Golden Square          DUNS           Berwickshire   Borders          TD11 3AW
P R Kemble Esq BVSc       Icknield Veterinary
MRCVS                     Group 1                  25 Princes Street                       DUNSTABLE      Bedfordshire     LU6 3AS
P R Kemble Esq BVSc       Icknield Veterinary
MRCVS                     Group 2                  367 Luton Road                          HARPENDEN      Hertfordshire     AL5 3LZ
P R Kemble Esq BVSc       Icknield Veterinary
MRCVS                     Group 3                  1 Brook Street                          LUTON          Bedfordshire     LU3 1 OS
J L Watkinson Esq BVSc    J & J L Watkinson                                                               North
MRCVS                     Veterinary Practice      Hollin Rigg -                           LEYBURN        Yorkshire        DL8 5HD
                                                   Middleham Road
J A O Davies Esq BVSc     J A O Davies
MRCVS                     Veterinary Surgery       3 Oxford Road            Hay - On - Wye Hereford       Herefordshire    HR3 5AJ
J Knott Esq BA VetMB BSc  J B & J E Knott                                   Worthy Down
                                                                            Lane - Kings
MRCVS                     Veterinary Surgery       Upper Hookpit Farmhouse  Worthy         WINCHESTER     Hampshire        SO21 2RR
J B Holroyd Esq BVMS      J B Holroyd
MRCVS                     Veterinary Surgery 1     175 Whalley Road         Clayton-
                                                                            Le-Moors       Accrington     Lancashire       BB5 5HD
J B Holroyd Esq BVMS      J B Holroyd
MRCVS                     Veterinary Surgery 2     1 Simmons Street                        BLACKBURN      Lancashire       BB2 1AX
J B Johnson Esq BVSc      J B Johnson
MRCVS                     Veterinary Surgery       Oakhill Veterinary Centre Langley Lane  PRESTON        Lancashire       PR

J O Kirk Esq BVM&S        J O Kirk Veterinary
MRCVS                     Practice                 Highfield                85 Eastgate    Steaford       Lincolnshire     NG34 7EE
J R W Sedgwick Esq        J R W Sedgwick
MRCVS                     Veterinary Surgery       The Grand Theatre                       Cockermouth    Cumbria          CA13 9PZ
                          J V Murphy
JV Murphy Esq MRCVS       Veterinary Practice      52 Clarendon Street                     Leamington Spa Warwickshire     CV32 4PE
                          Jackson Wheeler &
                          Bilson Veterinary
Mrs P Clark               Surgery                  107 Carisbrooke Road                    NEWPORT        Isle Of Wight    PO33 1HP
G R Wienand Esq BVSc      Joel Street Veterinary
MRCVS                     Clinic                   Joel Street Farm                        EASTCOTE       Middlesex        HA5 2PD
                          Jonathan Wood
J Wood Esq MRCVS          Veterinary Surgery 1     'Roysden'                Barnstaple
                                                                            Cross          Crediton       Devon            EX17 2EP
                          Jonathan Wood
J Wood Esq MRCVS          Veterinary Surgery 2     32 East Street                          Crediton       Devon            EX17 3AX
                          Jones & Jones
S Jones Esq BVSc MRCVS    Veterinary Surgery       142 Church Street                       HAYDOCK        Lancashire       WA11 0LA
                          Julie Hims Veterinary
Ms Julie Hims             Surgery                  67 High Street           Rocester       Utloxeter      Staffordshire    ST14 5JU
                          Kebir House                                                      NORTHALLERT    North
M Glover Esq BVSc MRCVS   Veterinary Group         Kebir House              17a East Road  ON             Yorkshire        DL6 1NP
K F S Bishop Esq BVM&S    Kenwood Veterinary                                                              Northamptons
MRCVS                     Surgery                  6 Station Close                         Daventry       hire             NN11 5AG
P Atkinson Esq MA VetMB   Kingston Veterinary
MRCVS                     Group 1                  Kingston House           Long Street    Sherborne      Dorset           DT9 3DB
I J Smith Esq BVM&S       Kingsway Veterinary                                                             North
MRCVS                     Group                    73 Otley Road                           SKIPTON        Yorkshire        BD23 1HJ
I J Smith Esq BVM&S       Kingsway Veterinary
MRCVS                     Practice                 Branch - Silsden                        Silsden        West Yorkshire   BD20 9BL
G M Tremain Esq MA VetMB  Kitio & Tremain
MRCVS                     Veterinary Surgery       1 Farm Mill Lane                        WITNEY         Oxfordshire      OX8 6BJ
L D Davies Esq BVM&S      L D Davies BVM&S
MRCVS                     MRCVS                    20 Bridge Street                        LAMPETER       Dyled            SA48 7AA
                          Lane & Murray                                                    LEAMINGTON
D R Lane Esq BSc FRCVS    Veterinary Hospital      1 Guy Street                            SPA            Warwickshire     CV32 4RX
N A Forbes Esq BVetMed    Lansdown Veterinary      Clockhouse Veterinary                                  Gloucestershir
FRCVS                     Surgeons                 Hospital                 Wallbridge     STROUD         e                GL5 3JD
D M Leith Esq BVetMed     Leadon Vale
MRCVS                     Veterinary Centre        Lower Road Trading Estate               LEDBURY        Herefordshire    HR8 2DH
R J Leadsom Esq BVSc
MRCVS                     Leadsom & Parker 1       5a Preston New Road      Churchtown     Southport      Merseyside       PR9 8PB

R J Leadsom Esq
BVSc MRCVS               Leadsom & Parker 2    309 Liverpool Road     Birkdale        Southport         Merseyside       PR8 3DE
                         Longmead Veterinary
L R Davies Esq MRCVS     Centre                Longmead                               Shaltesbury       DORSET           SP7 8PL
H L Jones Esq BVSc       Love-Jones, Killen &
MRCVS                    Dawson 1              Highcroft              615 Wells Road  BRISTOL           Avon             BS14 9BE
                                               Veterinary Surgery
H L Jones Esq BVSc       Love-Jones, Killen &
MRCVS                    Dawson 2              4 Smythe Road          Bedminster      Bristol           Avon             BS
A R Bennett Esq BVMS     Lyon & Bennett                                                                 Cambridgeshire
MRCVS                    Veterinary Practice   6 Barr Street                          Whittlesey                         PE7 1DA
                         M Brancker
Miss M Brancker          Veterinary Surgery    38 Streetly Lane                       Sutton Coldfield  West Midlands    B74 4TU
                         M Kwok Veterinary                                                              Northamptonshire
Miss M Kwok MRCVS        Surgery               15 Vicarage Road                       Northhampton                       NN1 4RY
M O Pinney Esq           M O Pinney
BVetMed MRCVS            Veterinary Surgery    34 Studley Road                        LUTON             Bedfordshire     LU3 1BD
I G Macqueen Esq         MacQueen Veterinary
BVetMed MRCVS            Centre                57 New Park Street                     DEVIZES           Willshire        SN10 1DP
                         Maguire, Lawrie &
A Lawrie Esq             Lawrie                55 Main Street                         Cumbernauld       Strathclyde      G67 2RT
BVMS MRCVS               Maguire, Lawrie &
                         Lawrie Veterinary
A Lawrie Esq BVMS        Surgery               25 Griffiths Street                    FALKIRK           Central          FK1 5QY
MRCVS                    Mainstone Veterinary
K McLeod Esq MRCVS       Clinic                19 Fleming Avenue      North Baddesley Southhampton      Hampshire        SO52 9EJ
                         Mainstone Veterinary
M K J MacLeod Esq BVMS   Clinic                Mainstone                              Romsey            Hampshire        SO51 6BA
W T Turner Esq           Mandeville Veterinary
BVetMed MRCVS            Hospital              15 Mandeville Road                     NORTHOLT          Middlesex        UB5 5HD
Ms E Till                Marshall & Till 1     134 Osmaston Road                      Derby             Derbyshire       DE1 2RF
R H Till Esq MA
VetMB MRCVS              Marshall & Till 2     20 Campbell St                         Belper            DERBYSHIRE       DE56 1AP
                         Martin Grace                                                                   Nottinghamshire
M Grace Esq MRCVS        Veterinary Surgeon    277 Woodborough Road                   Nottingham                         NG3 4JU
                         McKeating & Lehner                                           Bishops
F McKeating Esq MRCVS    Veterinary Surgery    Rye Street                             Stortford         Hertfordshire    CM23 2SY
A W McTaggart Esq BVMS   McTaggert Veterinary
MRCVS                    Group                 47 Vennal Street                       DALRY             Strathclyde      KA24 4AG
                         Metcalfe & Hum                                                                 North
A P Hum Esq BVSc MRCVS   Veterinary Surgery    Cupplesfield           Bainbridge      LEYBURN           Yorkshire        DL8 3HA


P G Robins Esq MA        Midsummer                                                                      Cambridgeshire
VetMB MRCVS              Veterinary Surgery    25 Hamilton Road                       CAMBRIDGE                          CB4 1BP
J R Drew Esq             Midmay Veterinary
BVetMed MRCVS            Centre 1              20A Hill Road          Oakley          Basingtoke        Hampshire        RG23 7HR
J R Drew Esq             Midmay Veterinary
BVetMed MRCVS            Centre 2              77 Eastgate Street                     WINCHESTER        Hampshire        SO23 8DZ
                         Milleddygon
Mr R I Davies Esq        Bodrwnshwn
BVM&S MRCVS              Veterinary Group      Bodrwnshwn             Rhosnelgr       ANGLESEY          Gwynedd          LL63 5SG
Mrs C Clarke MA          Mill House
VetMB MRCVS              Veterinary Surgery    20 Tennyson Avenue                     KINGS LYNN        Norfolk Co       PE30 2QG
                         Millburn Veterinary
L McNeill Esq            Practice              135 Millburn Road                      COLERAINE         Londonderry      BT52 1QY
D J Wright Esq           Minster Veterinary                                                             Nottinghamshire
BVM&S MRCVS              Centre                52 Westhorpe                           SOUTHWELL                          NG25 0NG
                         Mintern & Hill
Mrs J Hill               Veterinary Practice 1 295 Broomfield Road                    Chelmsford        Essex            CM1 4DU
D J Allison Esq          Miramar Veterinary
BVM&S MRCVS              Centre                15 Holt Road                           SHERINGHAM        Norfolk          NR26 8NA
D J Allison Esq          Miramar Veterinary
BVM&S MRCVS              Practice              46 Hight Street                        Overstrand        Norfolk          NR26 8NA
                         Moorland Veterinary
B Riley Esq MRCVS        Centre                St Lukes House         Vicarage Road   LEEK              Staffordshire    ST13 6AS
Mrs R Vernon BVSc Cert   Mrs R Linden House
CHP MRCVS                Veterinary Centre     22a Victoria Road                      Disa              Norfolk          IP22 3HW
A D Ladds Esq BVSc       Mullacott Veterinary
MRCVS                    Hospital              Bickenbridge Farm                      ILFRACOMBE        Devon            EX34 6NZ
N P Munnings Esq BVSc    Munnings Mitchell &
MRCVS                    Peplow 2              Seymour Cottage                        TOTNES            Devon            TQ9 5BT
N P Munnings Esq BVSc    Munnings Mitchell &
MRCVS                    Peplow 1              115 Preston Down Road                  Palgnton          Devon            TQ3 1DS
Mrs N A Chadwick         N A Chadwick
BVMS MRCVS               Veterinary Surgery    195 Derby Road                         LOUGHBOROUGH      Leicestershire   LE11 0HJ
N B D Henderson Esq      N B D Henderson
MVB MRCVS                Veterinary Surgery    144 Parrock Street                     GRAVESEND         Kent North       DA12 1EY
N J Jackson Esq          N J Jackson
BVM&S MRCVS              Veterinary Surgery    Toft Lodge             Raskelf Road    Easingwold        Yorkshire        YO6 3LA
                         Nantwich Veterinary
Ms S Hodgekins           Group                 4 Tower House-Maer Lane                Market Drayton    Shropshire       TF9 ETT
                         Nantwich Veterinary   Nantwich Veterinary
Ms S Hodgekins           Group                 Hospital               Crewe Road End  NANTWICH          Cheshire         CW5 5SF

R P Brain Esq BVetMed     New Street Veterinary
MRCVS                     Centre                   62 New Street                           HONITON        Devon           EX14 8BZ
N L Davies Esq BVSc       Newnham Court
MRCVS                     Veterinary Clinic        Bearsted Road            Weavering      MAIDSTONE      Kent            ME14 5EL
J P Hawkins Esq BVetMed   Northlands Veterinary                                                           Northampton-
BA                        Hospital                 2 Northampton Road                      KETTERING      shire           NN15 7JU
S J CherryEsq BVM&S       Norwood Veterinary
MRCVS                     Group                    28 Norwood                              BEVERLEY       Humberside      HU17 9HB
D L Richards Esq BVSc     Oak Veterinary Group
MRCVS                     1                        Prendergast Place Farm   Prendergast    Haverfordwest  Dyfed           SA61 2PL
R Barrowman Esq BVetMed   Oak Veterinary Group     The Oak Veterinary       Clarbeston     HAVERFORD-
MRCVS                     2                        Surgery                  Road           WEST           Dyfed           SA63 4UH
R G Russ Esq BVetMed      Oaklands Veterinary
MRCVS                     Centre                   High Leven                              YARM           Cleveland       TS15 9JT
P.G. Birch Esq MRCVS      Oaksford & Birch 1       37 Grass Royal                          Yeovil         Somerset        BA21 4JW
R Oaksford Esq MRCVS      Oaksford & Birch 2       The Exchange                            Yetminster     Dorset          DT9 6LF
                          Oakwood Veterinary
Mrs S J N St Pierre       Clinic                   321 Junction Road                       Burgess Hill   West Sussex     RH15 0PY
MRCVS
Mrs S J N St Pierre       Oakwood Veterinary
MRCVS                     Practice                 Gatehouse Lane                          Burguess Hill  Sussex          RH15 8XB
J Brentnall Esq BVSc      Old Pound Veterinary                                             MUCH
MRCVS                     Centre 1                 Much Wenlock                            WENLOCK        Shropshire      TF13 6AH
J Brentnall Esq BVSc      Old Pound Veterinary                              Donnington
MRCVS                     Centre 2                 Bradley Road             Wood           Telford        Shropshire      TF2 7PY
J Brentnall Esq BVSc      Old Pound Veterinary
MRCVS                     Clinic 4                 7 Bridgenorth Road                      Broseley       Shropshire      TF12
J Brentnall Esq BVSc      Old Pound Veterinary
MRCVS                     Hospital 3               44 Park Street                          Madefey        Shropshire      TF7 5LD
                          Old Stone Veterinary
W P McCullough Esq        Surgery                  3 Springmount Road       Clough         Ballymana      Co Antrim       BT44 9FR
J P Oliver Esq BVSc       Oliver Mainland
MRCVS                     Veterinary Clinic 1      23 Brynford Street                      Hollywell      Clwyd           CH8 7RD
T R Mainland Esq MA       Oliver Mainland
VetMB MRCVS               Veterinary Clinic 2      2 Aberconway Road                       PRESTATYN      Clwyd           LL19 9HH
                          Orchard Veterinary
A Wilson Esq MRCVS        Centre 1                 105 Perry Road           Sherwood       Nottingham     Nottinghamshire NG5 3AL
                          Orchard Veterinary
J Dudley Esq BVSc MRCVS   Centre 1                 Church Street            Oldbury        Warley         West Midlands   B69 3AF
                          Orchard Veterinary
J Dudley Esq BVSc MRCVS   Centre 2                 Home Farm                Northfield Rd  Harborne       West Midlands   B17 0TD


P N Pulford Esq BVSc      Orchard Veterinary
MRCVS                     Group 2                  Wirral Park Road                        GLASTONBURY    Somerset        BA6 9XE
C Bagnall Esq BVSc        Orwell Veterinary
MRCVS                     Group 1                  Ropes Drive              Kesgrave       Ipswich        Suffolk         IP5 6TH
C Bagnall Esq BVSc        Orwell Veterinary
MRCVS                     Group 2                  56 Berners Street                       IPSWICH        Suffolk         IP1 3LU
P W J Buchanan Esq MVB    P W J Buchanan
MRCVS                     Veterinary Surgery 1     55 Silver Street                        Irlam          Manchester      M30 6HT
P W J Buchanan Esq MVB    P W J Buchanan
MRCVS                     Veterinary Surgery 2     77 Princes Road                         URMSTON        Manchester      M31 3SU
P W J Buchanan Esq MVB    P W J Buchanan
MRCVS                     Veterinary Surgery 3     30 Davyhulme Road East                  Stretford      Manchester      M32 0DW
P W J Buchanan Esq MVB    P W J Buchanan
MRCVS                     Veterinary Surgery 4     170 Monton Road                         Monton         Manchester      M30 9GA
P W J Buchanan Esq MVB    P W J Buchanan
MRCVS                     Veterinary Surgery 5     41 Barton Road                          Eccles         Manchester      M30 7AD
A D Reid Esq BVMS         Palmerston                                                       BUCKHURST
MRCVS                     Veterinary Group         93 Palmerston Road                      HILL           Essex           IG9 5NH
Mrs M J Wharmby BVM&S     Park Hall Veterinary                                             MANSFIELD
MRCVS                     Clinic                   Park Hall Stables                       WOODHOUSE      Nottinghamshire NG19 8QX
                          Park Veterinary                                   9 Katharine
Ms A Waite                Centre 1                 Unit 6                   Place          Leavesden      Hertforshire    WD1 3AP
                          Park Veterinary
Mrs A Waite               Centre 3                 256 Cassiobury Drive                    WATFORD        Hertfordshire   WD1 3AP
                          Park Veterinary
A Chadwick Esq MRCVS      Centre 4                 9 Langley Close          West Derby     Liverpool      Merseyside      L12 0NB
                          Park Veterinary
G Jones Esq MRCVS         Group 1                  519 Saffron Lane                        LEICESTER      Leicestershire  LE2 6UL
S E King Esq BVetMed      Park Veterinary
MRCVS                     Group 2                  82-84 High St            Whetstone      Leicester      LEICESTERSHIRE  LE8 6LQ
                          Park Veterinary
A RadleyEsq MRCVS         Group 3                  162 Dominion Rd          Glenfield      Leicester      LEICESTERSHIRE  LE3 8JA
D Ashcroft Esq BVSc       Park View Veterinary                                             NORTH
MRCVS                     Hospital                 255 Lincoln Road                        HYKEHAM        Lincolnshire    LN6 8NH
                                                                            Barnhill-
J R Wallace Esq BVM&S     Parkside Vet Group       58 Dalhousie Road        Broughty Ferry DUNDEE         Tayside         DD5 2VB
                          Parkside Veterinary
G Haig Esq BVM&S MRCVS    Group 1                  61 Constitution Road                    DUNDEE         Tayside         DD1 1LA
                          Parkside Veterinary
G Haig Esq BVM&S MRCVS    Group 2                  12 Lawrence Street       Broughty Ferry Dundee         Tayside         DD5 1ET

                          Peace, Windridge &
S T Smith Esq BVSC        Smith Veterinary
MRCVS                     Surgery                  "Paws"                   Edward St.     NUNEATON       Warwickshire    CV11 5RP
                          Peasebrook Equine                                                               WORCESTER
T Galer Esq MRCVS         Clinic                   Little Buckland                         Broadway       SHIRE           WR12 7JH
                          Pennard Veterinary
R Sarchet Esq BSc MRCVS   Group 1                  Pennard House            5 Eardley Road SEVENOAKS      Kent            TN13 1XY
R Sarchet Esq BVetMed     Pennard Veterinary
BSc MRCVS                 Group 2                  36 Western Road                         Borough Green  Kent            TN15 8AG
R Sarchet Esq BVetMed     Pennard Veterinary
BSc MRCVS                 Group 3                  Mid Kent SC              Castle Road-   Maidstone      Kent            ME16 0PU
                          Pennard Veterinary                                Allington
Dr E Jackson MRCVS        Group 4                  Eaton Veterinary         31 London Road Tonbridge      Kent            ME16 0PU
                          Penstone Veterinary      Hospital
D A Staples Esq           Group                    26 London Road                          Stough         Berkshire       SL3 7HG
                          Penstone Veterinary
D A Staples Esq           Practice                 9 The Bishop Centre                     Taplow         Berkshire       SL6 0NY
P Green Esq BVSc Cert EO  Peter Green &                                                                   Cambridgeshire
MRCVS                     Matthew Tong             Fellowes Farm Equine     Abbots Ripton  Abbots Ripton                  PE17 2LH
G D Ross Esq BVMS         Pierson, Stewart &       Clinic
MRCVS                     Partners 1               31 High Street           Staplehurst    Tonbridge      Kent            TN30 6HD
G D Ross Esq BVMS         Pierson, Stewart &
MRCVS                     Partners 2               Brooksden                High Street    Cranbrook      Kent            TN17 3DT
G D Ross Esq BVMS         Pierson, Stewart &
MRCVS                     Partners 3               4 Coombe Ho.             Coombe Lane    Tenderden      Kent            TN12 0AD
G D Ross Esq BVMS         Pierson, Stewart &                                               Headcorn-
MRCVS                     Partners 4               Rotland Cottage          Stallon Road   Ashford        Kent            TN26 9SB
                          Pierson, Stewart &
G D Ross Esq BVMS         Partners Veterinary                                              Marden-
MRCVS                     Surgery                  South Lodge              Church Green   Tonbridge      Kent            TN12 9HS
A J Mitchell Esq BVM&S    Pilgrim Veterinary
MRCVS                     Surgery                  Fydell Street                           Boston Links   Lincolnshire    PE21 8LE
                          Portishead Veterinary
Ms R Best BVSc MsRCVS     Centre                   32 West Hill             Portishead     BRISTOL        Avon            BS20 6LN
C J Myerscough Esq BVSc   Princess Avenue
MRCVS                     Veterinary Centre        Princess Avenue                         Clitheroe      Lancashire      BB7 2AL
C J Myerscough Esq BVSc   Princess Avenue
MRCVS                     Veterinary Centre 1      307 Union Road                          Oswaldtwisle   Lancashire      BB5 3HS
C J Myerscough Esq BVSc   Princess Avenue
MRCVS                     Veterinary Centre 3      Princess Avenue                         CLITHEROE      Lancashire      BB7 2AL

                          Priory Veterinary
R Jones Esq MRCVS         Group 1                  17 Market Place                         Bridlington    Humberside      YO16 4QJ
                          Priory Veterinary
R Jones Esq MRCVS         Group 2                  Spencer Centre           West Gate      Drifield       Humberside      YO25 5TJ
S F Jones Esq MA VetMB    Priory Veterinary
MRCVS                     Group 2                  59 Purewell                             Christchurch   Dorset          BH23 1EN
S F Jones Esq MA VetMB    Priory Veterinary
MRCVS                     Group 3                  301 Lymington Road                      Highcliffe     Dorset          BH23 5EB
S F Jones Esq MA VetMB    Priory Veterinary
MRCVS                     Group 1                  Ringwood Road                           Bransgore      Dorset          BH23 8AA
W T Pritchard Esq BVSc    Pritchard Veterinary     10 a Collmendy
MRCVS                     Surgery                  Industrial
                                                   Estate                                  Denbigh        Clwyd           LL16 5TA
                          Provost Veterinary
S Duff Esq BVM&S MRCVS    Group                    47 South Street                         St Andrews     Fife            KY16 9QR
                          Provost Veterinary
S Duff Esq BVM&S MRCVS    Group                    30 High Street           Newport-on-Tay Dundee         Tayside         DD6 8AD
                          Provost Veterinary
S Duff Esq BVM&S MRCVS    Group                    Redriggs                 Ceres          CUPAR          Fife            KY15 5LZ
A P Robinson Esq BVSc(Q)  Purton Veterinary
MRCVS                     Group                    77 High Street           Purton         SWINDON        Wiltshire       SN5 9AB
                          R A Crawford
R A Crawford Esq MRCVS    Veterinary Surgery       22 Raploch Street                       Larkhalt       Strathclyde     ML9 1AE
R D Owen Esq BVSc         R D Owen BVSc
MRCVS                     MRCVS                    Merilyn                  The Waen       St Asaph       Clwyd           LL17 0AL
R G Lockton Esq MVB MVM   R G Lockton
MRCVS                     Veterinary Surgery       25 Park Road             Mount Pleasant EXETER         Devon           EX1 2HS
                          R Huey Veterinary
R Huey Esq BVMS MRCVS     Surgery                  65 Old Newry Road                       Banbridge      Co Down         BT32 4LH
R Jenkins Esq BVetMed     R Jenkins Veterinary
MRCVS                     Surgery                  420-422 Colne Road                      BURNLEY        Lancashire      BB10 1EL
M W A Andrews Esq BVM&S   Rase Veterinary                                                  MARKET
MRCVS                     Centre 1                 PO box 8 - Pasture Lane                 RASEN          Lincolnshire    LN8 3DT
                          Rayne Farm
A C Pickles Esq MRCVS     Veterinary Centre        Rayne Farm               Gaspill        Penrith        Cumbria         CA10 3UD
                          Rayslede Centre for
L Taylor Esq              Animal Welfare           27 Brighton Road                        Crawley        West Sussex     RH10 6AE
N R Brown Esq BVM&S       Reed, Brown &
MRCVS                     Cameron                  Braeheads Stables                       ST POSWELLS    Borders         TD6 0AZ
A T Smith Esq BVMS                                 Kinfauns Veterinary                     CLACTON-ON-
MRCVS                     Reeves & Partners        Centre                   The Street     SEA            Essex           CO16 9LG

A T Smith Esq BVMS
MRCVS                     Reeves & Partners 2      Branch Surgery           Kinfauns       Dovercourt     Essex           CO42 4QZ
                                                                            Veterinary     BERWICK-ON-    Northumbertand
                                                                            Centre         TWEED
H R Gresham Esq BVMS      Renton, Swan &           West End Veterinary      57-63 West End                                TD15 1HE
MRCVS                     Partners                 Centre
                          Rogers, Brock &
J Brock Esq BVMS MRCVS    Barker                   41 Trentham Road         Longton        Stoke on Trent Staffordshire   ST3 4DR
                          Rogers, Brock &
                          Barker Veterinary
J Brock Esq BVMS MRCVS    Practice                 227 Ultoxeter Road       Blyth Bridge   Stoke on Trent Staffordshire   ST119JR
                          Rogers, Brock &
                          Barker Veterinary                                                STOKE-ON-
J Brock Esq BVMS MRCVS    Surgery                  1 Walt Place - Cheadle                  TRENT          Staffordshire   ST10 1NY
J F Pattinson Esq BVMS    Roker Park Veterinary
MRCVS                     Centre 1                 43 Gregson Terrace       Seaham         Sunderland     Tyne & Wear     SR6
J F Pattinson Esq BVMS    Rocker Park Veterinary
MRCVS                     Centre 2                 35 Roker Park Road                      Sunderland     Tyne & Wear     SR6 9PL
N W Henry Esq MVB DBR     Rose Cottage
MRCVS                     Veterinary Centre        Chester Road             Sutton Weaver  RUNCORN        Cheshire        WA7 3EQ
S W Ricketts Esq BSc BVSc Rossdale & Partners
DESM                      1                        Beaufort Cottage Stables High Street    Newmarket      Suffolk         CB8 8JS
S C Reeve Esq BVMS        S C Reeve Veterinary
MRCVS                     Surgery                  113 Church Street                       MATLOCK        Derbyshire      DE4 3BZ
S McDonald Esq BVMS       S McDonald
MRCVS                     Veterinary Surgery       173 Oxford Lane                         WARRINGTON     Cheshire        WA2 7AZ
S P Elwood Esq MA VetMB   S P Elwood
CertSA                    Veterinary Surgery       36 Boston Road           Kirton         BOSTON         Lincolnshire    PE20 1DS
S T Putnam Esq BVSc       S T Putnam
MRCVS                     Veterinary Surgery       Trenwith Lane                           ST IVES        Cornwall        TR26 1DA
A J Swansom Esq BVetMed   Sansom & Dodwell
MRCVS                     Veterinary Practice 1    Oak Hill Vet Centre      Lake Road      WINDERMERE     Cumbria         LA23 2EQ
A J Sansom Esq BVetMed    Sansom & Dodwell         Sycamore Cottage-Church
MRCVS                     Veterinary Practice 2    Street                                  Ambleside      Cumbria         LA22 0BU
R A Bentley Esq BVSc      Seadown Veterinary
MRCVS                     Group 1                  Seadown Veterinary       Frost Lane     Southampton    Hampshire       S04 6NG
                          Seadown Veterinary       Hospital
Branch                    Group 2                  84 Salisbury Rd          Totlon         Southampton    HAMPSHIRE       SO40 3JA
                          Seadown Veterinary
Branch                    Group 3                  New Court                New Street     Lymington      HAMPSHIRE       SO41 9GJ
N V Nuthall Esq BVMS      Senlac Veterinary
MRCVS                     Centre 1                 Mount Street                            BATTLE         East Sussex     TN33 0EG




N V Nuthall Esq BVMS      Senlac Veterinary
MRCVS                     Centre 2                 High Street                             Robertsbridge  East Sussex     TN32 5AN
C Manning Esq BVSc        Shaw & Manning
MRCVS                     Veterinary Surgeons      Hillcrest                332 Eaves Lane CHORLEY        Lancashire      PR6 0DX
D Warnes Esq BVSc         Shaw Veterinary
MRCVS                     Centre                   Ramleaze Drive           Shaw           SWINDON        Willshire       SN5 9PY
                          Shearer & McGregor
A.G. Shearer Esq BMVS     1                        127 Cadzow Street                       Hamilton       Strathclyde     ML3 6JA
                          Shearer & McGregor
A.G. Shearer Esq BMVS     2                        28 Commercial Street                    Strathaven     Strathclyde     ML10 6LX
C G Kerneys Esq BVetMed   Shepherd & Partners
MRCVS                     Veterinary Surgery       The Beeches              Heal West Plas BRIDGEND       Mid Glamorgan   CF31 1PA
R G Eddy Esq BVedMet      Shapton Veterinary                                               SHEPTON
FRCVS                     Group                    Allyn Saxon Drive                       MALLET         Somerset        BA4 5PB
P Parker Esq BVedMet BSc  Sidcup Veterinary
MRCVS                     Centre                   17 Station Road                         SIDCUP         Kent            DA15 7EN
A R Bennett Esq BVMS      Silverdale Veterinary
MRCVS                     Surgery                  21 Boston Road                          Holbeach       Lincolnshire    PE12 7LR
                          Simon Meyer
S Meyer Esq MRCVS         Veterinary Practice 1    94 Dawes Rd                             Fulham         London          SW6 7EJ
                          Simon Meyer
Branch                    Veterinary Practice 2    122 Glenthorne Rd        Hammersmith    Hammersmith    LONDON          W6 0LP
                                                                                                          North
P Wright Esq BVSc MRCVS   Sinclair & Wright        Skeldale Veterinary      York Road      Thirsk         Yorkshire       YO7 3BT
                                                   Centre
R V Smith Esq MA VetMB    Smith & Clare
MRCVS                     Veterinary Surgerons     71 The Highway           New Inn        PONTYPOOL      Gwent           NP4 OPN
R V Smith Esq MA VetMB    Smith & Clare
MRCVS                     Veterinary Surgery       Fairwater Veterinary Clinic             Fairwater      Cumbria         M044 4TE
                          Smith, Ryder-Davies
R H Smith Esq BVetMed     & Hillard 1              18 Grundisburgh Road                    Woodbridge     Suffolk         IP12 4HG
                          Smith, Ryder-Davies
R H Smith Esq BVetMed     & Hillard 2              83 Queens Road                          Felixstowe     Suffolk         IP11 7PE
                          Smith, Ryder-Davies
R H Smith Esq BVetMed     & Hillard 3              412 Woodbridge Road                     Ipswich        Suffolk         IP4 4EJ
                          Southill Veterinary
P L Gripper Esq MRCVS     Group                    Balsam Fields                           Wincanton      Somerset        BA9 9HE
J H Boyd Esq BVM&S        St Clair Veterinary
MRCVS                     Group 1                  8 Scone Place            Durie Street   Leven          Fife            KY8 4HB
J H Boyd Esq BVM&S        St Clair Veterinary
MRCVS                     Group 2                  2 Pottery Street                        KIRKCALDY      Fife            KY1 3ET

A R Bennett Esq BVMS      St Francis Animal
MRCVS                     Clinic                   49 St Thomas Road                       SPALDING       Lincolnshire    PE11 2XT
J Goulding Esq BVMS       St George's                                                      WOLVERHAMP
MRCVS                     Veterinary Clinic 1      8 St Georges Parade                     TON            West Midlands   WV2 1BD
T M Phillips Esq BVSc     St Mary's Veterinary
MRCVS                     Clinic                   300 Ringwood Road                       Ferdown        Dorset          BH22 9AS
                          Stanley House
A Marsh Esq BVSc MRCVS    Veterinary Surgeons      20 Albert Road                          COLNE          Lancashire      BB8 0AA
C A Whipp Esq BVetMed     Staploe Veterinary                                                              Cambridgeshir
MRCVS                     Practice                 48 Fordham Road - Soham                 ELY            e               CB7 5AH
A Larwood Esq BVSc        Stevenson, Larwood
MRCVS                     & Kennedy                7 Wellington Road                       DEREHAM        Norfolk         NR19 2BP
A D Ladds Esq BVSc        Sticklepath Veterinary
MRCVS                     Clinic                   Bickington Road                         Barnstaple     Devon           EX31 2DP
                          Stone Lane
Mrs B D Coltrell MRCVS    Veterinary Hospital      Stone Lane               Meldreth       ROYSTON        Hertfordshire   SG8 6NZ
                          Stonehenge Pet
Mrs Janet Irvine-Smith    Practice Limited 1       Larkhill Road            Durrington     Sallsbury      Wiltshire       SP4 8DP
                          Stonehenge Pet                                    The Neighbour-
Mall the main practice    Practice Limited 2       The Veterinary Centre    hood Centre    Bishopton      Wiltshire       SP1 3YU
B J Clancy Esq MVB        Stour Valley                                                     Sturry,
MRCVS                     Veterinary Centre        17 Fordwich Road                        Canterbury     Kent            CT2 0BW
M Carpenter Esq BVetMed   Straid Veterinary                                                               Buckinghamshi
MRCVS                     Hospital                 121 Station Road                        Beaconfield    re              HP9 1LH

P Scott-Dunn Esq MRCVS    Straight Mile Farm       Carter Hills             Billingbear    Wokingham      Berkshire       RG40 5RW
                          Stramondgate
I Richards Esq MRCVS      Veterinary Centre        52 Stramondgate                         Kendal         Cumbria         L19 4BD
                          Strathmore Veterinary
S N Robinson Esq MRCVS    Clinic                   London Road                             Andover        Hampshire       SP10 2PH
B J Morton Esq MA VetMB   Summerlane                                                       Weston Super
MRCVS                     Veterinary Centre        Summer Lane North        Worle          Mare           Avon            BS22 0BE
                          Temple End                                                       Flackwell      Buckinghamshire HP10 9DT
Ms Kim Moodie             Veterinary Surgery       31 Heath End Road                       Heath
                          Temple End
Ms Kim Moodie             Veterinary Surgery       43 Temple End                           High Wycombe   Buckinghamshire HP13 5DN
M Richardson Esq BVetMed  Tern Veterinary                                                  MARKET
MRCVS                     Group                    25 Stafford Street                      DRAYTON        Shropshire      TF9 1HX
N J W Hartley Esq BA      Thameswood
VetMB MRCVS               Veterinary Clinic 1      62-64 Purton Road                       SWINDON        Wiltshire       SN2 2LZ


                          The Animal Health
P Spellman Esq            Centre                   Parkway Centre           Coulby         Newham         Middlesex       TS8 0TJ
                          The Animal Health
P Spellman Esq MRCVS      Centre                   2 Redcar Rd                             Gulsborough    CLEVELAND       TS14 6DB
                          The Ark Veterinary                                               Stratford on
J Marcus Esq MRCVS        Practice                 354 Birmingham Road                     Avon           Warwickshire    CV37 0RE
Dpt of Small Medicine &   The Royal Veterinary
Surgery                   College                  University of London                    Camden         London          NW1 0TU
                          The Royal Veterinary
Large Animal Practice     College                  Hawkeshead Lane          North Mimms    Hatfield       Hertfordshire   AL9 7TA
                          The Royal Veterinary
Biological Services Unit  College                  Hawkeshead Lane          North Mimms    Hatfield       Hertfordshire   AI9 7TA
                          The Royal Veterinary
Biological Services Unit  College                  Royal College street                    Camden         London          NW1 0TU
                          The Ryelands                                      Coronation
A Prall Esq MRCVS         Veterinary Clinic        Corve Veterinary Surgery Avenue         Ludlow         SHROPSHIRE      SY8 1DN
                          The Ryelands
A Prall Esq MRCVS         Veterinary Clinic        Ryelands Road                           LEOMINSTER     Herefordshire   HR6 8PN
I D Percy Esq BVetMed     Thomas & Percy
MRCVS                     Veterinary Surgery       6 King Street                           LLANDEILO      Dyfed           SA19 6BA
                          Thornbrook                                                       Chapel-en-le-
John Down Esq             Veterinary Clinic        Thornbrook Road          High Peak      firth          Derbyshire      SK23 0LX
D Bremner Esq             Tiptree Vet Centre       Lion Cottage             Maypole Road   Colchester     Essex           CO5 0EJ
P Saunders Esq BVMS       Towcester Veterinary                                                            Northamptons
MRCVS                     Centre                   Burcole Road                            TOWCESTER      hire            NN12 6JW
P MacKellar Esq BA VetMB  Town Farm
MRCVS                     Veterinary Centre        40 Station Road                         Horrabridge    Devon           PL20 7SS
P MacKellar Esq BA VetMB  Town Farm
MRCVS                     Veterinary Unit 1        1 Woburn House                          Yelverton      Devon           PL20 7SS
Pr MacKellar Esq BA VetMB Town Farm
MRCVS                     Veterinary Unit 2        65 West Street                          Tavistock      Devon           PL19 8AJ
                                                                                                                           NORTHER
                          Troytown Equine                                                                                  N
H Dillon Esq              Hospital                 Green Road                              Kildre         Co Kildre        IRELAND
                          Tudor, Lawson &
J B Lawson Esq BVSc       Dallimore Veterinary
MRCVS                     Surgery 1                Bala Road                               DOLGELLAU      Gwynedd         LL40 1DW
D Cheal Esq BVetMed       Turner & Cheal
MRCVS                     Veterinary Surgery 1     Mall main surgery at Wembley            Edgware        Middlesex       HA9 6QH
D Cheal Esq BVetMed       Turner & Cheal
MRCVS                     Veterinary Surgery 2     Mall main surgery at Wembley            Rulslip        Middlesex       HA4 8PG

                                  SCHEDULE II

           Contracts and Customer List: DataBasics Business Customers

                                                                      THE USERS
                                                                      ---------

------------------------------------------------------------------------------------------------------------------------------------
PRACTICE DETAILS                       CONTACT               TYPE           TEL & FAX               COMPUTER SYSTEM
                                                              OF             NUMBER                         &
                                                           PRACTICE                                INSTALLATION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Barton Lodge Veterinary Centre     Mr RP Wickenden       Small Animal    Tel:             Multi-User
1 Midland Road                                                           01442 216048     PRACTICEMASTER System supporting six
Hemel Hempstead                                                                           terminals, NT Server, running
Hertfordshire                                                            Fax:             PracticeMaster PAGE and DATAVIEW
HP2 5BH                                                                  01442 234847     supplying a network of 4 PC's
                                                                                          incorporating a direct link to the
                                                                                          partner's home, providing full access to
                                                                                          the practice computer.
                                                                                          SCO Enterprise
                                                                                          September 1990
------------------------------------------------------------------------------------------------------------------------------------
Dunbar Veterinary Hospital         Mrs F Hunter          Small Animal    Tel:             Multi-User
1 Dunbar Road                                                            01202 555553     PRACTICEMASTER System supporting six
Talbot Wood                                                                               terminals.
Bournemouth                                                              Fax:
Dorset                                                                   01202 296911     September 1990
BH3 7AY
------------------------------------------------------------------------------------------------------------------------------------
Lynwood Veterinary Hospital        Mr A Hunter           Mixed Animal    Tel:             Multi-User
Station Road                                                             01202 882101     PRACTICEMASTER System supporting nine
Wimborne Minster                                                                          terminals with a full colour workstation
Dorset                                                                   Fax:             for business graphics, spreadsheets etc.
BH21 1RQ                                                                 01202 887898
                                                                                          The practice also runs an integrated
                                                                                          accounts package, and has a network of
                                                                                          3 PC's. SCO Advanced File and Print
                                                                                          Server.

                                                                                          September 1990
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Centre              Mr A Miller           Small Animal    Tel:             Multi-User
431 Crow Road                                                            0141 339 1228    PRACTICEMASTER System supporting six
Broomhill                                                                                 terminals with a full colour workstation
Glasgow                                                                  Fax:             for business use. The practice also runs
G11 7DZ                                                                  0141 334 2142    an integrated accounts package.

                                                                                          September 1990
------------------------------------------------------------------------------------------------------------------------------------


    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------

------------------------------------------------------------------------------------------------------------------------------------
Ashdale Veterinary Clinic          Mr RD Partridge       Small Animal    Tel:             Multi-User
Pet Health Centre                                                        01423 531616     PRACTICEMASTER System supporting two
58 Otley Road                                                                             terminals, with a direct link via BT
Harrogate                                                                Fax:             dedicated leased line to the main
North Yorkshire                                                          01423 521550     hospital a mile away.
HG2 0DP
                                                                                          October 1990
------------------------------------------------------------------------------------------------------------------------------------
The Laurels Veterinary Centre      Mr G Cooper           Mixed Animal    Tel:             Multi-User
4 Ryeland Street                                                         01432 354433     PRACTICEMASTER System supporting 6
Hereford                                                                                  terminals. The practice also runs a full
Hereford & Worcester                                                     Fax:             set of integrated accounts.
Herefordshire                                                            01432 342763     SCO Open Server 5.0
HR4 OLA                                                                                   October 1990
------------------------------------------------------------------------------------------------------------------------------------
Wright and Morten                  Mr M Spicer           Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01625 433321     PRACTICEMASTER System linking the large
38 Cumberland Street                                                                      animal and small animal facilities of the
Macclesfield                                                             Fax:             practice. This 12 screen system supports
Cheshire                                                                 01625 612240     additional PCs providing PracticeMaster
SK10 1BY                                                                                  DATAVIEW.
                                                                                          The system also has a BT link to the
                                                                                          branch practice's 7 and 5 miles away.
                                                                                          SCO Enterprise
                                                                                          February 1991
------------------------------------------------------------------------------------------------------------------------------------
JSW & M Glassbrook                 Mr & Mrs J            Small Animal    Tel:             PRACTICEMASTER POS System supporting four
Veterinary Surgeons                Glassbrook                            01772 432039     additional Networked PC's.
1-3 King Street                                                                           SCO Open Server 5.0
Leyland                                                                                   March 1991
Preston
Lancashire
PR5 1LE
------------------------------------------------------------------------------------------------------------------------------------
Riverside Veterinary Centre        Mr D Hassall          Mixed Animal    Tel:             Multi-User
Beaufort                                                                 01495 305465     PRACTICEMASTER System supporting two
Ebbw Vale                                                                                 terminals with a direct BT leased link
Gwent                                                                                     to the main surgery six miles away.
Wales
NP3 5RB                                                                                   March 1991

------------------------------------------------------------------------------------------------------------------------------------
Ashton House Veterinary            Mr Saunders           Small Animal    Tel:             PRACTICEMASTER POS System supporting two
Hospital                                                                 01924 372017     terminals.
69 Westgate End
Wakefield                                                                Fax:             The practice also runs a full colour
West Yorkshire                                                           01924 366752     workstation for word processing,
WF2 9RL                                                                                   spreadsheets and graphics.

                                                                                          April 1991
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
----------------------------------------------------------------------------------------------------------------------------------
Lynwood Veterinary Hospital        Mr M Bennett          Mixed Animal    Tel:             Multi-User
Unit 6 - 7                                                               01929 552692     PRACTICEMASTER System supporting three
Leanne Business Centre                                                                    terminals, also providing the branch
Sandford Lane                                                                             practice with a remote dedicated BT
WAREHAM                                                                                   leased line link.
Dorset
BH20 4DY                                                                                  April 1991
----------------------------------------------------------------------------------------------------------------------------------
Ulwell Veterinary Surgery                                Mixed Animal    Tel:             Multi-User
87 Ulwell Road                                                           01929 422213     PRACTICEMASTER System running as a
Swanage                                                                                   remote practice over dedicated BT leased
Dorset                                                                                    lines. The practice is six miles away
BH19 1QU                                                                                  from the main computer system.

                                                                                          April 1991
----------------------------------------------------------------------------------------------------------------------------------
Fair Lane Veterinary Centre        Mr P 0 Williams       Mixed Animal    Tel:             Multi-User
Carmarthen                                                               01267 237367     PRACTICEMASTER System supporting five
Dyfed                                                                                     terminals with a full colour workstation
SA31 1RX                                                                 Fax:             for business use.
                                                                         01267 238600
                                                                                          May 1991
----------------------------------------------------------------------------------------------------------------------------------
Penrose & Partners                 Mr S Penrose          Small Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01206 842608     PRACTICEMASTER System supporting three
70 Brinkley Lane                                                                          terminals.
Highwoods                                                                Fax:
Colchester                                                               01206 853280     May 1991
Essex
C04 4XE
----------------------------------------------------------------------------------------------------------------------------------
Rosemary Avenue Veterinary         Miss M B Wilson       Small Animal    Tel:             PRACTICEMASTER POS System
Surgery                                                                  0181 366 0634
Rosemary Avenue                                                                           July 1991
Enfield
Middlesex
EN2 0SP
----------------------------------------------------------------------------------------------------------------------------------
Archenfield Veterinary Surgery     Mr C Lloyd            Mixed Animal    Tel:             Single-User PRACTICEMASTER
Archenfield Road                                                         01989 562115     System
Ross on Wye
Herefordshire                                                                             August 1991
HR9 5AZ
----------------------------------------------------------------------------------------------------------------------------------
The Globe Veterinary Surgery       Mr D Jones            Mixed Animal    Tel:             Multi User
115 High Street                                                          01594 824416     PRACTICEMASTER System Supporting a
Cinderford                                                                                networked PC running PracticeMaster
Gloucestershire                                                                           PAGE, DATAVIEW, NETVIEW and PRACTICEVIEW
GL14 2TB                                                                                  SCO Enterprise
                                                                                          August 1991
----------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
----------------------------------------------------------------------------------------------------------------------------------
Evergreen Practitioners in         Mr & Mrs P Ding       Mixed Animal    Tel:             Multi-User
Veterinary Care                                                          01625 859019     PRACTICEMASTER System supporting two
63 London Road South                                                                      terminals.
Poynton                                                                  Fax:
Cheshire                                                                 01625 850544     October 1991
SK12 1LA
----------------------------------------------------------------------------------------------------------------------------------
Harrington Lodge                   Mr & Mrs AJ           Small Animal    Tel:             Multi-User
Veterinary Surgeons                Harrington                            0121 783 2327    PRACTICEMASTER System supporting five
64 Coleshill Road                                                                         colour terminals with a full colour
Hodge Hill                                                               Fax:             workstation for business use.
Birmingham                                                               0121 789 9586
B36 8AB                                                                                   December 1991
----------------------------------------------------------------------------------------------------------------------------------
Macleod Allan & Taylor             Mr M Allan            Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01534 854839     PRACTICEMASTER System supporting an
Oak Farm Veterinary Surgery                                                               additional terminal. With a telephone
Rue du Hocq                                                              Fax:             modem link to the branch practices.
St Clement                                                               01534 857048
JERSEY                                                                                    December 1991
Channel Islands
----------------------------------------------------------------------------------------------------------------------------------
REC Butler                         Mr REC Butler         Mixed Animal    Tel:             PRACTICEMASTER POS
Veterinary Surgeon                                                       0161 480 2292
73 Reddish Lane                                                                           January 1992
Gorton
Manchester
M18 7JH
----------------------------------------------------------------------------------------------------------------------------------
Spinney Lodge Veterinary           Mr R Barron           Mixed Animal    Tel:             Multi-User
Hospital                                                                 01604 648221     PRACTICEMASTER System supporting three
491 Kettering Road                                                                        terminals, and a direct link via a dial
Northampton                                                              Fax:             up BT telephone line to the branch
Northamptonshire                                                         01604 647913     surgery
NN3 6QW
                                                                                          January 1992
----------------------------------------------------------------------------------------------------------------------------------
The Veterinary Surgery             Mr D Woodward         Mixed Animal    Tel:             Multi-User
South Street                                                             01530 412035     PRACTICEMASTER System supporting four
Ashby De-La-Zouch                                                                         terminals, and a direct link via a dial
Leicestershire                                                           Fax:             up BT telephone line to the branch
LE65 1BR                                                                 01530 560070     surgery

                                                                                          January 1992
----------------------------------------------------------------------------------------------------------------------------------
The Veterinary Clinic              Mr J Bower            Small Animal    Tel:             Multi-User
Colwill Road                                                             01752 702646     PRACTICEMASTER System supporting a
Estover                                                                                   PRACTICEMASTER POS unit and five
Plymouth                                                                 Fax:             terminals.
Devon                                                                    01752 773305
PL6 8RP                                                                                   January 1992
----------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
----------------------------------------------------------------------------------------------------------------------------------
The Park Veterinary Practice       Mr GM Covarr          Small Animal    Tel:             Multi-User
2 Grand Drive                                                            0181 542 4524    PRACTICEMASTER System featuring a hybrid
Raynes Park                                                                               Unix/MS-DOS/Windows network, supporting
London                                                                   Fax:             five workstations (three of these are
SW20 OJT                                                                 0181 543 0984    portable computers).

                                                                                          March 1992
----------------------------------------------------------------------------------------------------------------------------------
Avonvale Veterinary Group          Mrs A White           Small Animal    Tel:             Multi-User
27 Cape Road                                                             01926 400255     PRACTICEMASTER System supporting three
Warwick                                                                                   terminals and a full colour work station
Warwickshire                                                                              for business use, with a direct link into
CV34 4JP                                                                                  PRACTICEMASTER.

                                                                                          April 1992
----------------------------------------------------------------------------------------------------------------------------------
Ms WA Lane                         Ms WA Lane            Small Animal    Tel:             Multi-User
264 Bury Road                                                            01706 43617      PRACTICEMASTER System supporting four
Rochdale                                                                                  terminals and a full colour workstation
Lancashire                                                                                running windows.
OL11 4EE
                                                                                          April 1992
----------------------------------------------------------------------------------------------------------------------------------
McCaig & Davies                    Mr D Raveh            Mixed Animal    Tel:             Multi-User
Putlands Veterinary Surgery                                              01892 835456     PRACTICEMASTER System supporting eight
Maidstone Road                                                                            terminals with a full colour workstation
Paddock Wood                                                             Fax:             for business graphics, spreadsheets etc.
Tonbridge                                                                01892 838164
Kent                                                                                      The practice also has a direct link via
TN12 6DZ                                                                                  a BT dedicated leased line link to the
                                                                                          branch surgery eight miles away.

                                                                                          The practice also runs a full suite of
                                                                                          integrated accounts.

                                                                                          April 1992
----------------------------------------------------------------------------------------------------------------------------------
Armac Veterinary Clinic            Mr B Hunter           Small Animal    Tel:             Multi-User
147 The Rock                                             and Equine      0161 764 4618    PRACTICEMASTER System supporting four
Bury                                                                                      terminals with a full colour workstation
Lancashire                                                                                for business graphics, spreadsheets etc.
BL9 OND
                                                                                          June 1992
----------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------

------------------------------------------------------------------------------------------------------------------------------------
Hubbard & Williams                 Mrs G Hubbard         Mixed Animal    Tel:             PRACTICEMASTER POS an
Veterinary Surgeons                                                      01286 673026     additional terminal
Cibyn Veterinary Centre
Caernarfon                                                                                June 1992
Gwynedd
LL55 2HH
------------------------------------------------------------------------------------------------------------------------------------
Brook House Veterinary Hospital    Mrs E Abraham         Small Animal    01703 228570     PRACTICEMASTER POS System supporting a
12 Landguard Road                                                                         two terminals.
Southampton
Hampshire                                                                                 June 1992
S015 5RJ
------------------------------------------------------------------------------------------------------------------------------------
Fielding & Cumber                  Mr D Cumber           Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01305 784197     PRACTICEMASTER System supporting four
176-178 Chickerell Road                                                                   terminals with a full colour workstation
Weymouth                                                                                  for business graphics, spreadsheets etc.
Dorset
DT4 OQR                                                                                   The practice also has a direct link via
                                                                                          a ISDN dedicated leased line link to the
                                                                                          branch surgery six miles away.

                                                                                          The practice also runs a full
                                                                                          suite of integrated accounts. And has
                                                                                          a networked PC providing
                                                                                          PracticeMaster PAGE and DATAVIEW.
                                                                                          SCO Enterprise
                                                                                          July 1992
------------------------------------------------------------------------------------------------------------------------------------
Overdale Veterinary Centre         Mr DJ Hopkins         Mixed Animal    Tel:             PRACTICEMASTER POS System supporting an
New Market Street                                                        01298 23499      additional terminal with a full colour
Buxton                                                                                    workstation for integrated accounts.
Derbyshire
SK17 6LP                                                                                  September 1992
------------------------------------------------------------------------------------------------------------------------------------
Wright & Morten                    Mr M Spicer           Mixed Animal    Tel:             Multi-User
18 Moody Street                                                          01260 273222     PRACTICEMASTER System supporting two
Congleton                                                                                 terminals with a direct BT leased link
Cheshire                                                                                  to the main surgery five miles away.
CW12 4AP                                                                                  SCO Enterprise
                                                                                          September 1992
------------------------------------------------------------------------------------------------------------------------------------
The Avenue Veterinary Group        Mr D MacCuish         Small Animal    Tel:             PRACTICEMASTER POS System supporting an
241 Bingley Road                                                         01274 583397     additional terminal with a full colour
Shipley                                                                                   workstation.
West Yorkshire                                                           Fax:             With BT Leased Line Link to
BD18 4DN                                                                 01274 599737     branch surgery 6 miles away.
                                                                                          Incorporating PC providing
                                                                                          PracticeMaster PAGE.
                                                                                          SCO Enterprise
                                                                                          October 1992
------------------------------------------------------------------------------------------------------------------------------------


    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------

------------------------------------------------------------------------------------------------------------------------------------
The Avenue Veterinary Group        Mr D MacCuish         Small Animal    Tel:             PRACTICEMASTER POS Supporting terminals
31 Park Road                                                             01274 510868     with a BT Leased Line Link to main
Bingley                                                                                   surgery 6 miles away.
West Yorkshire                                                                            SCO Enterprise
BD16 4BL                                                                                  October 1992
------------------------------------------------------------------------------------------------------------------------------------
Abbey Veterinary Centre            Mr IC Chadwick        Small Animal    Tel:             PRACTICEMASTER POS System, supporting an
93 Conway Drive                                                          01772 718774     a full colour workstation.
Fulwood
Preston                                                                                   October 1992
Lancashire
PR2 3ER
------------------------------------------------------------------------------------------------------------------------------------
Oakbeck Veterinary Clinic          Mr RD Partridge       Small Animal    Tel:             Multi-User
Oakbeck Way                                                              01423 561414     PRACTICEMASTER System supporting seven
Skipton Road                                                                              terminals and a direct link via BT leased
Harrogate                                                                Fax:             link to the branch surgery a mile away
North Yorkshire                                                          01423 521550
HG1 3HU                                                                                   December 1992
------------------------------------------------------------------------------------------------------------------------------------
Cedar Veterinary Group             Mr D Coombes          Mixed Animal    Tel:             Multi-User
69 Christchurch Road                                                     01425 473683     PRACTICEMASTER System supporting seven
Ringwood                                                                                  terminals with a direct BT leased link
Hampshire                                                                Fax:             to the branch practices two and three
BH24 1DH                                                                 01425 480849     miles away.

                                                                                          January 1993
------------------------------------------------------------------------------------------------------------------------------------
Cedar Veterinary Group             Mr C Trickey          Mixed Animal    Tel:             Multi-User PRACTICEMASTER
The Ferndown and Westmoors                                               01202 861622     System with a direct BT leased link to
Surgery                                                                                   the branch practices two and three miles
522 Wimborne Road East                                                                    away.
Ferndown
Dorset                                                                                    January 1993
------------------------------------------------------------------------------------------------------------------------------------
Cedar Veterinary Group             Mr D Coombes          Mixed Animal    Tel:             Single-User PRACTICEMASTER System with a
17 Ringwood Road                                                         01202 825217     direct BT leased link to the branch
Verwood                                                                                   practices two and three miles away.
Dorset
BH21 6AA                                                                                  January 1993
------------------------------------------------------------------------------------------------------------------------------------
The Croft Veterinary Centre        Mr A Dick             Mixed Animal    Tel:             PRACTICEMASTER POS System supporting two
122 Banbury Road                                                         01280 703451     terminals and a full colour workstation
BRACKLEY                                                                                  for business use.
Northamptonshire
NN13 6BH
                                                                                          January 1993
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Forest Veterinary Clinic           Mr J Adams            Small Animal    Tel:             PRACTICEMASTER POS System supporting an
7 Park Road                                                              01425 652221     additional terminal and a full colour
Fordingbridge                                                                             workstation for business use.
Hampshire
SP6 1EQ                                                                                   January 1993

------------------------------------------------------------------------------------------------------------------------------------
David F Wadsworth                  Mr D Wadsworth        Small Animal    Tel:             Multi-User
Veterinary Surgeon                                                       01253 357380     PRACTICEMASTER System supporting five
94 Norbreck Road                                                                          terminals with a workstation for
BLACKPOOL                                                                Fax:             business use.
Lancashire                                                               01253 857503
FY5 1RP                                                                                   April 1993
------------------------------------------------------------------------------------------------------------------------------------
Clifford & Watts                   Mr P Clifford         Small Animal    Tel:             PRACTICEMASTER POS System supporting a
Veterinary Surgeons                                                      0121 426 4343    full colour workstation for business use.
235 Hagley Road
EDGBASTON                                                                                 May 1993
Birmingham
West Midlands
B16 9RR
------------------------------------------------------------------------------------------------------------------------------------
The Children's Hospital            Carolyn Patchell      Special Feed                     Specialised Pharmacy Labelling Software
Special Feed Unit                                        Unit                             for use in the special feed unit at The
Ladywood Middleway                                                                        Birmingham Children's Hospital.
Ladywood
Birmingham
B16 8ET
------------------------------------------------------------------------------------------------------------------------------------
Catton Veterinary Clinic           Mr J Langberg         Small Animal    Tel:             Multi-User
294 Constitution Hill                                                    01603 426310     PRACTICEMASTER System supporting three
NORWICH                                                                                   terminals and an Office based colour
Norfolk                                                                  Fax:             workstation for business use.
NR6 7RF                                                                  01603 400798
                                                                                          June 1993
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Surgery             Mr A Krasno           Small Animal    Tel:             Multi-User
16 The Street                                            and Equine      01256 29522      PRACTICEMASTER System supporting four
OLD BASING                                                                                terminals and an Office based colour
Basingstoke                                                              Fax:             workstation for business use.
Hampshire                                                                01256 332622
RG24 7BW                                                                                  June 1993
------------------------------------------------------------------------------------------------------------------------------------
Prospect Veterinary Centre         Mr & Mrs C & E        Small Animal    Tel:             PRACTICEMASTER POS System supporting
1 Wakefield Road                   Dale                                  01422 833960     dispensing operating area terminals and
Sowerby Bridge                                                                            full colour workstation for business use.
West Yorkshire                                                           Fax:
HX6 2AP                                                                  01422 839093     July 1993
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Riverside Veterinary Centre        Mr G Davies           Mixed Animal    Tel:             Multi-User
60 Brecon Road                                                           01873 857544     PRACTICEMASTER System supporting two
Abergavenny                                                                               terminals with a direct BT leased link
Gwent                                                                                     to the branch practice six miles away.
South Wales                                                                               SCO Open Server
NP7 7RB                                                                                   August 1993
------------------------------------------------------------------------------------------------------------------------------------
Avenue Veterinary Hospital         Mr ASM Gordon         Mixed Animal    Tel:             Multi User
33 St. Peters Avenue                                                     01536 514511     PRACTICEMASTER System supporting 4
Kettering                                                                                 terminals and workstation for business
Northamptonshire                                                         Fax:             use
NN16 OHB                                                                 01536 517408
                                                                                          August 1993
------------------------------------------------------------------------------------------------------------------------------------
Kydd & Kydd                        Mr M Kydd             Small Animal    Tel:             Multi User
Veterinary Surgeons                                                      0181 672 2344    PRACTICEMASTER System supporting two
67 Upper Tooting Park                                                                     terminals  a full colour workstation for
Tooting                                                                                   integrated accounts and word processing
London                                                                                    with graphics and spreadsheets
SW17 7SU                                                                                  SCO Open Server
                                                                                          September 1993
------------------------------------------------------------------------------------------------------------------------------------
The Hart Veterinary Centre         Mr I Hart             Small Animal    Tel:             Multi-User
Browning Drive                                           and Equine      01869 323223     PRACTICEMASTER System supporting four
Kings Meadow                                                                              terminals with a workstation for
Bicester                                                                 Fax:             business use
Oxfordshire                                                              01869 325223
OX6 8XL                                                                                   September 1993
------------------------------------------------------------------------------------------------------------------------------------
Frank Tobin                        Frank Tobin           Pig Practice    Tel:             PRACTICEMASTER LABELLER Enhanced
Veterinary Surgeon                                                       01653 696606     pharmacy labelling system.
12 Orchard Road
Malton                                                                   Fax:             October 1993
North Yorkshire                                                          01653 697608
YO17 OBH
------------------------------------------------------------------------------------------------------------------------------------
Mr J Stewart                       John Stewart          Equine          Tel:             Single-User
Veterinary Surgeon                                                       01962 777577     PRACTICEMASTER System
The Flat
High Green Garage                                                                         October 1993
Whaddon Lane
Owslebury
Nr. Winchester
Hampshire
S021 1JJ
------------------------------------------------------------------------------------------------------------------------------------
The George Veterinary Hospital     Sue Fereday           Mixed Animal    Tel:             PRACTICEMASTER LABELLER Basic Pharmacy
High Street                                                              01666 823165     Labelling System
Malmesbury
Wiltshire                                                                Fax:
SN16 9AU                                                                 01666 824662     October 1993
------------------------------------------------------------------------------------------------------------------------------------

   PRACTICE MASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Barnfield House                    Mrs EML Gardner       Small Animal    Tel:             Multi-User
Veterinary Centre                                                        0181 427 7360    PRACTICE MASTER System supporting four
405 Pinner Road                                                                           terminals and a colour workstation for
Harrow                                                                   Fax:             integrated accounts and word processing
Middlesex                                                                0181 424 0988    with graphics and spreadsheets
HA1 4HN
                                                                                          November 1993
------------------------------------------------------------------------------------------------------------------------------------
The Wingrave                       Mrs J Phillips        Small Animal    Tel:             Multi-User
Veterinary Hospital                                                      0181 642 5662    PRACTICEMASTER System supporting three
84 Mulgrave Road                                                                          terminals and a colour workstation for
Sutton                                                                                    intergrated accounts and word processing
Surrey                                                                                    with graphics and spreadsheets
SM2 6LZ
                                                                                          November 1993
------------------------------------------------------------------------------------------------------------------------------------
Mr JC Gilliver BVSc MRCVS          Mrs J Gilliver        Mixed Animal    Tel:             Single-User
Garwood                                                                  01257 483161     PRACTICEMASTER System
Bolton Road
Anderton                                                                 Fax:             December 1993
Nr Chorley                                                               01257 474671
Lancashire
PR6 9HN
------------------------------------------------------------------------------------------------------------------------------------
Treforest Veterinary Clinic        Mr G Marshall         Small Animal    Tel:             Single-User
16 River Street                                                          0443 492755      PRACTICEMASTER System
Treforest
Pontypridd                                                               Fax:             February 1994
Mid Glamorgan                                                            01443 485608
CF37 1TD
------------------------------------------------------------------------------------------------------------------------------------
The Defence Animal Centre                                Small Animal                     Multi-User
Elmhurst Avenue                                                                           "Militarised" Multi-User PRACTICEMASTER
Melton Mowbray                                                                            System, based on a Unix network supporting
Leicestershire                                                                            three workstations. "Windows for
LE13 0SL                                                                                  Workgroups" furnishes "Windows" on all
                                                                                          screens, whilst "Microsoft Access"
                                                                                          provides the specialised analytical
                                                                                          facilities that the Armed Services
                                                                                          require.

                                                                                          February 1994
------------------------------------------------------------------------------------------------------------------------------------
Macleod Allan & Taylor             Mr P Taylor           Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01534 43580      PRACTICEMASTER System supporting an
Sommet Vert                                                                               additional terminal. With a telephone
Route des Gentes                                                                          modem link to the branch practices.
St Brelade
JERSEY                                                                                    March 1994
Channel Islands
------------------------------------------------------------------------------------------------------------------------------------

   PRACTICE MASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Macleod Allan & Taylor             Mr I Macleod          Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01534 482202     PRACTICEMASTER System supporting an
Ballantree                                                                                additional terminal. With a telephone
St Mary                                                                                   modem link to the branch practices.
JERSEY
Channel Islands                                                                           March 1994
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Surgery             Mr RAH Bannock        Small Animal    Tel:             Multi-User
258 Fakenham Road                                                        01603 867330     PRACTICEMASTER System supporting two
Taverham                                                                                  terminals with a workstation for
Norwich                                                                                   business use
Norfolk
NR8 6QW                                                                                   March 1994
------------------------------------------------------------------------------------------------------------------------------------
Mr NS Maxwell MRCVS                Mr NS Maxwell         Small Animal    Tel:             Single-User
Lady Margaret House                                                      0161 773 1198    PRACTICEMASTER POS System running
St. Ann's Road                                                                            under Xenix with an MS-DOS partition
Prestwich                                                                                 facilitating the use of various
Manchester                                                                                ancillary software packaging when
M25 8PF                                                                                   required.

                                                                                          May 1994
------------------------------------------------------------------------------------------------------------------------------------
Prospect House Veterinary Clinic   Mr N Dickinson        Mixed Animal    Tel:             PRACTICEMASTER POS System supporting
110 Abergele Road                                                        01492 531448     an additional terminal.
Colwyn Bay
Clwyd                                                                    Fax:
LL29 7PS                                                                 01492 531448     May 1994
------------------------------------------------------------------------------------------------------------------------------------
Ridgway Veterinary Centre          Mr PM Burns           Mixed Animal    Tel:             Multi-User
47 The Ridgway                                                           01525 714892     PRACTICEMASTER System featuring a hybrid
Flitwick                                                                                  Unix/MS-DOS/Windows network, supporting
Bedford                                                                  Fax:             eight workstations (two of these are
Bedfordshire                                                             01525 717024     portable computers).
MK45 1DJ

Ridgway Referrals                                                        Tel:             The practice also runs a full set of
47 The Ridgway                                                           01525 715044     integrated accounts from its branch
Flitwick                                                                                  office 5 miles away. The office also
Bedford                                                                  Fax:             has the added benefit of a telephone
Bedfordshire                                                             01525 717024     modem link direct to the main practice.
MK45 1DJ
                                                                                          June 1994
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
McCaig & Davies                   Mr E Davies           Mixed Animal    Tel:              Multi-User
The Veterinary Surgery                                                   01622 759761     PRACTICEMASTER System supporting five
Northumberland Road                                                                       terminals with a full colour workstation
Maidstone                                                                                 for business graphics, spreadsheets etc.
Kent
ME15 7LN                                                                                  The practice also has a direct link via
                                                                                          a BT dedicated leased line link to the
                                                                                          main practice eight miles away.

                                                                                          The practice also runs a full suite of
                                                                                          integrated accounts.

                                                                                          June 1994
------------------------------------------------------------------------------------------------------------------------------------
Arvonia Veterinary Surgery         Mr G Mewha-           Small Animal    Tel:             Multi-User
35 Wards Road                      Williams                              01242 583438     PRACTICEMASTER POS System, supporting
Hatherley                                                                                 an additional terminal
Cheltenham
Gloucestershire                                                                           July 1994
GL51 6JN
------------------------------------------------------------------------------------------------------------------------------------
Lewis-Jones & Associates           Mrs CA Lewis-Jones    Mixed Animal    Tel:             PRACTICEMASTER LABELLER
5 High Street                                                            01404 42657      Enhanced Pharmacy Labelling System
Honiton
Devon                                                                                     July 1994
EX14 8PR
------------------------------------------------------------------------------------------------------------------------------------
Booth Hall Children's Hospital     Miss A Coates         Special Feed                     Specialised Pharmacy
Dietary Department                                       Unit                             labelling Software for use in the
Charlestown Road                                                                          special feed unit.
Blackley
Manchester
------------------------------------------------------------------------------------------------------------------------------------
Haven Veterinary Hospital          Mr A Robinson         Mixed Animal    Tel:             Multi-User
35 Holland Road                                                          01255 422150     PRACTICEMASTER POS system supporting
Clacton On Sea                                                                            dispensary based terminal and office
Essex                                                                                     based workstation. Linked to branch
CO15 6EH                                                                                  by high speed modem.

                                                                                          August 1994
------------------------------------------------------------------------------------------------------------------------------------
Haven Veterinary Practice          Mr PDR Gard           Mixed Animal    Tel:             Multi-User
138 Elm Tree Avenue                                                     01255 850458     PRACTICEMASTER POS system supporting
Walton-on-the-Naze                                                                        dispensary based terminal and linked
Frinton                                                                                   to main practice by high speed modem.
Essex
CO13 0AR                                                                                  August 1994
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Archway Veterinary Surgery         Mr S Wolfensohn       Small Animal    Tel:             Multi-User
21 High Street                                                           01793 765335     PRACTICEMASTER POS System supporting two
Highworth                                                                                 full colour work stations with a direct
Swindon                                                                                   link into PRACTICEMASTER.
SN6 7AG
                                                                                          September 1994
------------------------------------------------------------------------------------------------------------------------------------
Archway Veterinary Surgery         Mr S Wolfensohn       Small Animal    Tel:             Single-User
30 Devizes Road                                                          01793 812542     PRACTICEMASTER POS System.
Wroughton
Swindon                                                                                   September 1994
Wiltshire
SN4 0RZ
------------------------------------------------------------------------------------------------------------------------------------
Abington Park Vet Surgery          Mr N Anthony          Small Animal    Tel:             Multi-User
Abington Park Parade                                                     01604 28685      PRACTICEMASTER System supporting eight
427 Wellingborough Road                                                                   terminals with two workstation's for
Northampton                                                              Fax:             business use. And a Networked PC
Northamptonshire                                                         01604 232189     providing PracticeMaster PAGE SCO
NN1 4EZ                                                                                   Enterprise

                                                                                          September 1994
------------------------------------------------------------------------------------------------------------------------------------
The Shrubbery Vet Centre           Mr D Mason            Small Animal    Tel:             Single-User
65 Perry Street                                                          01474 333141     PRACTICEMASTER POS System.
Gravesend
Kent                                                                                      October 1994
DA11 8RD
------------------------------------------------------------------------------------------------------------------------------------
Burnham House Vet Surgery          Mr J Stattersfield    Mixed Animal    Tel:             Multi-User
33 Castle Street                                                         01304 206989     PRACTICEMASTER POS System supporting
Dover                                                                                     five terminals, and Office based
Kent                                                                     Fax:             workstation running accounting, word
CT16 1PT                                                                 01304 225622     processing, graphics and spreadsheet
                                                                                          software. Linked by BT line to branch
                                                                                          practice.

                                                                                          October 1994
------------------------------------------------------------------------------------------------------------------------------------
Havelock House Vet Surgery         Mr J Stattersfield    Mixed Animal    Tel:             Multi-User
106 Dover Road                                                           01304 206989     PRACTICEMASTER POS System supporting two
Folkestone                                                                                terminals with BT link to the main
Kent                                                                     Fax:             practice 11 miles away.
CT20 1NN                                                                 01304 225622
                                                                                          October 1994
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Agecroft Veterinary Centre         Mr J Arndt            Small Animal    Tel:             Multi-User
1 The Parade                                                             0161 430 5445    PRACTICEMASTER POS System
The Ridgeway
Bredbury Green                                                                            December 1994
Romiley
Stockport
Cheshire
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Health Centre       Mrs S Whitehead       Small Animal    Tel:             Multi-User
19 Alexandra Road                                                        01253 729309     PRACTICEMASTER System supporting two
St Annes on Sea                                                                           consulting room terminals
Lancashire
FY8 1YD                                                                                   January 1995
------------------------------------------------------------------------------------------------------------------------------------
Penrose & Partners                 Mr S Penrose          Small Animal    Tel:             Multi-User
Peelers End                                                              01206 323414     PRACTICEMASTER POS System Supporting
Upper Street                                                                              an additional terminal
Stratford St Mary
Essex                                                                                     February 1995
CO7 6LW
------------------------------------------------------------------------------------------------------------------------------------
Island Veterinary Clinic           Mr C Walster          Small Animal    Tel:             Multi-User
132 Lichfield Road                                                      01785 258411     PRACTICEMASTER System supporting two
Stafford                                                                                  terminals and an Office based
Staffordshire                                                            Fax:             workstation
ST17 4LE                                                                 01785 258416
                                                                                          March 1995
------------------------------------------------------------------------------------------------------------------------------------
Andrew Melling                     Mr A Melling          Large Animal    Tel:             Multi-User
Veterinary Surgeon                                       and Equine      01204 668979     PRACTICEMASTER System supporting two
The Mews House                                                                            additional workstations
7 Lee Lane
Horwich                                                                                   March 1995
Bolton
Lancashire
BL6 7BP
------------------------------------------------------------------------------------------------------------------------------------
Thistle Veterinary Health Centre   Mr & Mrs Urquhart     Small Animal    Tel:             Multi-User
398 Gorgie Road                                                          0131 337 3700    PRACTICEMASTER System supporting two
Edinburgh                                                                                 terminals with a TeleWest Fibre Optic
Scotland                                                                                  link to the main practice 4 miles away
EH11 2RY
                                                                                          March 1995 and December 1996
------------------------------------------------------------------------------------------------------------------------------------
Wright & Morten                    Mr MC Spicer          Mixed Animal    Tel:             Multi-User
Veterinary Surgeons                                                      01625 524422     PRACTICEMASTER System supporting two
Thorndale Veterinary Surgery                                                              terminals with BT link to the main
19 Hawthorne Lane                                                                         practice 7 miles away.
Wilmslow
Cheshire                                                                                  March 1995
------------------------------------------------------------------------------------------------------------------------------------

   PRACTICE MASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Chalks Road Veterinary Clinic      Mr J Wormald          Small Animal    Tel:             Multi-User
31 Lyndale Road                                                          01179 520645     PRACTICEMASTER POS System supporting
St George                                                                                 two terminals
Bristol
Avon                                                                                      May 1995
BS5 7AA
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Centre              Ms M Nardini          Small Animal    Tel:             Multi-User
45 Stewarton Street                                                      01698 361136     PRACTICEMASTER POS System supporting
Wishaw                                                                                    an additional consulting room
Lanarkshire                                                              Fax:             terminal
ML2 9BW                                                                  01698 361136
                                                                                          May 1995
------------------------------------------------------------------------------------------------------------------------------------
Avonvale Veterinary Group          Mr M Collins          Small Animal    Tel:             Multi-User
88 Coventry Street                                                       01926 812826     PRACTICEMASTER System supporting four
Southam                                                                                   terminals
Leamington Spa
Warwickshire                                                                              June 1995
CV33 0EL
------------------------------------------------------------------------------------------------------------------------------------
Penbode Veterinary Group           Mr A Cobner           Mixed Animal    Tel:             Multi-User
North Road                                                               01409 253418     PRACTICEMASTER System supporting
Holsworthy                                                                                eight terminals. With a telephone
Devon                                                                                     modem link to the branch practices.
EX22 6AZ
                                                                                          June 1995
------------------------------------------------------------------------------------------------------------------------------------
Penbode Veterinary Group           Mrs CL Davies         Mixed Animal    Tel:             Multi-User
Horizon View                                                             01288 353766     PRACTICEMASTER System supporting
Hillhead                                                                                  eight terminals. With a telephone
Stratton                                                                                  modem link to the branch practices.
Cornwall
EX23 9AB                                                                                  June 1995
------------------------------------------------------------------------------------------------------------------------------------
Penbode Veterinary Group           Mr A Cobner           Mixed Animal    Tel:             Multi-User PRACTICEMASTER System
Ashleigh House                                                           01409 241241     supporting two terminals With a
Bradworthy                                                                                telephone modem link to the branch
Holsworthy                                                                                practices.
Devon
EX22 7SZ                                                                                  June 1995
------------------------------------------------------------------------------------------------------------------------------------
Castle View Veterinary Clinic      Mr SP Hall-Patch      Mixed Animal    Tel:             Multi-User
19 Belle Vue Road                                                        01924 257580     PRACTICEMASTER System supporting two
Sandal                                                                                    consulting room Terminals
Wakefield                                                                Fax:
West Yorkshire                                                           01924 258624     August 1995
WF1 5NF
------------------------------------------------------------------------------------------------------------------------------------

  PRACTICE MASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Broad Lane Veterinary Centre       Mr R Hands            Small Animal    Tel:             Multi-User
255 Broad Lane                                                           01203 464789     PRACTICEMASTER POS System supporting
Coventry                                                                                  supplementary reception terminal and
West Midlands                                                                             office based work station
CV5 7AQ
                                                                                          August 1995
------------------------------------------------------------------------------------------------------------------------------------
Heathfield Veterinary Hospital     Mr AJ Butler         Small Animal     Tel:             Multi-User
148 Heath Road                                                           0181 892 6300    PRACTICEMASTER System supporting
Twickenham                                                                                three terminals and a PRACTICEMASTER
Middlesex                                                                                 POINT Workstation with integrated
TW1 4BN                                                                                   IBM Word Processing package. Linked to
                                                                                          branch practice by High Speed Modem

                                                                                          September 1995
------------------------------------------------------------------------------------------------------------------------------------
Dene Park Veterinary Surgery       Mr AJ Butler          Small Animal    Tel:             Multi-User
1 Green Parade                                                           0181 898 0008    PRACTICEMASTER system supporting
Whitton Road                                                                              consulting room terminal. High Speed
Hounslow                                                                                  Modem Link to main branch
Middlesex
TW3 2EN                                                                                   September 1995
------------------------------------------------------------------------------------------------------------------------------------
Mr I Haworth                       Mr I Haworth          Small Animal    Tel:             Multi-User
Veterinary Surgeon                                                       01628 611526     PRACTICEMASTER POS System
66/68 Mill Lane                                                                           supporting an additional terminal.
Macclesfield
Cheshire                                                                                  November 1995
SK11 7NR
------------------------------------------------------------------------------------------------------------------------------------
David Finlay                       Mr D Finlay           Small Animal    Tel:             Multi-User
Veterinary Surgeon                                                       01324 570501     PRACTICEMASTER system supporting a
176 King Street                                                                           Consulting room Terminal.
Stenhousemuir                                                            Fax:             The practice has a dedicated BT Leased
Central                                                                  01324 570676     Line link to the main practice 6
FK5 4HT                                                                                   miles away

                                                                                          December 1995
------------------------------------------------------------------------------------------------------------------------------------
E C Straiton & Partners            Mr EC Straiton        Mixed Animal    Tel:             Single-User PRACTICEMASTER POS
Veterinary Hospital                                                      01785 712235     Large Animal System.
Cannock Road
Penkridge                                                                                 December 1995
Stafforshire
ST19 5RY
------------------------------------------------------------------------------------------------------------------------------------

  PRACTICE MASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Pierce & Pierce Veterinary         Mrs Pierce            Mixed Animal    Tel:             Multi-User
Surgeons                                                                 01676 535033     PRACTICEMASTER POS
132 Station Road                                                                          System.
Balsall Common
West Midlands                                                                             January 1996
CV7 7FF
------------------------------------------------------------------------------------------------------------------------------------
The Veterinary Hospital            Mr CJ Button          Small Animal    Tel:             Multi-User
169-170 High Street                                                      01502 572141     PRACTICEMASTER System supporting
Lowestoft                                                                                 supplementary terminals in reception and
Suffolk                                                                  Fax:             two consulting rooms, together with
NR23 1HU                                                                 01502 589909     prep-room and office based work stations.

                                                                                          April 1996

------------------------------------------------------------------------------------------------------------------------------------
Wombrook Veterinary Centre         Mr A Stevens          Small Animal    Tel:             Multi-User
56 Rookery Road                                                          01902 324551     PRACTICEMASTER System supporting 2
Wombourne                                                                                 consulting room terminals
Wolverhampton
West Midlands                                                                             April 1996
WV5 0JQ
------------------------------------------------------------------------------------------------------------------------------------
Companion Care Veterinary          Mr P Eville or        Small Animal    Tel:             Multi-User
Centre                             Mr R Jones                            0113 255 9992    PRACTICEMASTER System supporting
Crawshaw Hill                                                                             supplementary terminals in reception and
Pudsey                                                                   Fax:             two consulting rooms, together with
Leeds                                                                    0113 289 0048    prep-room and office based work station.
LS28 7BW
                                                                                          July 1996
------------------------------------------------------------------------------------------------------------------------------------
Charter Veterinary Surgeons        Mrs Mary Woodruff     Mixed Animal    Tel:             Multi-User
16 West Road                                                             01260 273449     PRACTICEMASTER POS System supporting a
Congleton                                                                                 dispensary workstation for pharmacy
Cheshire                                                                 Fax:             labelling
CW12 4ER                                                                 01260 299671
                                                                                          September 1996

------------------------------------------------------------------------------------------------------------------------------------
Ark-Aid Veterinary Centre          Mrs S Wheeler         Small Animal    Tel:             Multi-User
7a Neighbourhood Centre                                                  01202 602766     PRACTICEMASTER System supporting
Culliford Crescent                                                                        supplementary terminals in reception and
Canford Heath                                                                             two consulting rooms.
Poole
Dorset                                                                                    September 1996
BH17 9DW
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------

------------------------------------------------------------------------------------------------------------------------------------
Elm Cottage Veterinary Centre      Della Barbour         Mixed Animal    Tel:             Multi-User
28 Outland Road                                                          01752 567567     PRACTICEMASTER System supporting
Plymouth                                                                                  supplementary workstation's, with a
Devon                                                                    Fax:             direct link into Idex Laboratory
PL2 3DF                                                                  01752 607545     Machine.

                                                                                          October 1996

------------------------------------------------------------------------------------------------------------------------------------
Ridgway Veterinary Centre          Phil Burns            Small Animal    Tel:             Single-User
60 St John's Street                                                      01234 853387     PRACTICE MASTER System
Bedford
Bedfordshire                                                                              December 1996
MK42 8ES
------------------------------------------------------------------------------------------------------------------------------------
Thistle Veterinary Health Centre   Mr & Mrs Urquhart     Small Animal    Tel:             Multi-User
1 Alcorn Rigg                                                            0131 453 6699    PRACTICEMASTER System supporting seven
Clovenstone Drive                                                                         terminals and two workstations for
Edinburgh                                                                                 business use and graphics applications.
Scotland                                                                                  The practice also has a TeleWest Fibre
EH14 3BF                                                                                  Optic link directly to the branch
                                                                                          practice 4 miles away

                                                                                          December 1996
------------------------------------------------------------------------------------------------------------------------------------
DC Woodward Veterinary             Mr D Woodward         Small Animal    Tel:             Single User
Surgeon                                                                  01283 210858     PRACTICEMASTER System with a dial up BT
3 Burton Road                                                                             Telephone line to the main surgery 6
Woodville                                                                                 miles away.
Swadlincote
Derbyshire                                                                                May 1996
DE22 7JE
------------------------------------------------------------------------------------------------------------------------------------
Spinney Lodge Veterinary           Mr R Barron           Mixed Animal    Tel:             Single User
Hospital                                                                 01604 760970     PRACTICEMASTER System with a dial up
Branch Surgery                                                                            BT Telephone line to the main surgery 3
The Abbey Centre                                                                          miles away.
Overslade Close
East Hunsbury                                                                             May 1996
Northampton
NN4 0RZ
------------------------------------------------------------------------------------------------------------------------------------
Avonvale Veterinary Group          Mr G Thorpe           Small Animal    Tel:             Multi-User
29 Warwick Road                                                          01789 841072     PRACTICEMASTER System supporting three
Wellsbourne                                                                               terminals and a workstation for Business
Warwickshire                                                             Fax:             use.
CV35 9NA                                                                 01789 841956
                                                                                          June 1996
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                                                      THE USERS
                                                                      ---------
------------------------------------------------------------------------------------------------------------------------------------
The Dale Veterinary Clinic         Mr J Glassbrook       Small Animal    Tel:             Multi-User
313 Hesketh Lane                                                         01772 814498     PRACTICEMASTER System supporting a
Hesketh Bank                                                                              Network PC.
Preston
Lancashire                                                                                June 1997
PR4 6RJ
------------------------------------------------------------------------------------------------------------------------------------
Fielding & Cumber Veterinary       Mr D Cumber           Small Animal                     Multi User
Surgeons                                                                                  PRACTICEMASTER System with a dedicated
7 South Walks Road                                                                        ISDN Leased Line link to the line main
Fordington Green                                                                          surgery 6 miles away.
Dorchester
Dorset                                                                                    June 1997
DT1 1ED
------------------------------------------------------------------------------------------------------------------------------------
David Finlay                       Emma Barratt          Small Animal    Tel:             Multi-User
Veterinary Surgeon                                                       01324 472915     PRACTICEMASTER system supporting three
9 Kings Road                                                                              terminals. The practice has a dedicated
Grangemouth                                                              Fax:             BT Leased Line link to the branch
Stirlingshire                                                            01324 570676     practice 6 miles away
Scotland
FK3 9BB                                                                                   August 1997
------------------------------------------------------------------------------------------------------------------------------------
Balby Veterinary Centre            Chris Walster         Mixed Animal    Tel:             Multi-User
83 Springwell Lane                                                       01302 852323     PRACTICEMASTER System supporting six
Balby                                                                                     workstations
Doncaster
South Yorkshire                                                                           January 1998
DN4 9AD
------------------------------------------------------------------------------------------------------------------------------------

    PRACTICEMASTER IS A REGISTERED TRADEMARK OF DATABASICS. ALL RIGHTS RESERVED.
                          PREPARED 2 DECEMBER, 1998

                                 SCHEDULE III


                                   The Stock

                            ISL STOCK TAKE REPORT
                         SUMMARY SHEET


---------------------------------------------------
New Parts Stock Value                    L40,025.88
---------------------------------------------------
Cables Connectors Value                  L 8,986.19
---------------------------------------------------
Field Spare Items Value                  L 4,325.00
---------------------------------------------------
Software New Stock Value                 L 9,963.81
---------------------------------------------------
Eng Field Stock Value                    L 6,482.49
---------------------------------------------------
                          total value    L69,783.37
                                         ----------

                    END OF YEAR STOCK REPORT 26TH NOV 1998

          ---------------------------------
           New Parts Stock
-----------------------------------------------------------------------------
 Stock                                                      Unit
Location            Description                 Quantity    Cost      Value
------------------------------------------------------------------------------
1          Wyse 55 es terminal & Keyboard           1       L245.00   L245.00
------------------------------------------------------------------------------
2          Epson FX 1170 printer                    0       L309.00     L0.00
------------------------------------------------------------------------------
3          Epson LX300 printer                      1        L98.00    L98.00
------------------------------------------------------------------------------
4          Panasonic KXP2023                        0       L115.00     L0.00
------------------------------------------------------------------------------
5          HP6L Laser printer                       0       L232.99     L0.00
------------------------------------------------------------------------------
6          Star 320 label printer                   1       L239.00   L239.00
------------------------------------------------------------------------------
7          Star 312 pos printer                     1       L142.00   L142.00
------------------------------------------------------------------------------
8          HP710 inkjet printer                     0       L157.00     L0.00
------------------------------------------------------------------------------
9          OKI 10i Laser printer                    1       L409.00   L409.00
------------------------------------------------------------------------------
10         Smile 15" SVGA monitor                   4        L87.00   L348.00
------------------------------------------------------------------------------
11         Goldstar 14" SVGA monitor                0        L74.00     L0.00
------------------------------------------------------------------------------
12         Star Cash base Tills                    12        L65.00   L780.00
------------------------------------------------------------------------------
13         Vasco ATX midi tower case                0        L63.00     L0.00
------------------------------------------------------------------------------
14         Vasco ATX full tower case                3        L85.00   L255.00
------------------------------------------------------------------------------
15         VLSI midi tower/Pentium pro M/board      1       L125.00   L125.00
------------------------------------------------------------------------------
16         OPEN mini tower ATX case                 3        L62.00   L186.00
------------------------------------------------------------------------------
17         Industrial PC case 19" rack              1       L115.00   L115.00
------------------------------------------------------------------------------
18         Budget AT mini tower case                1        L15.00    L15.00
------------------------------------------------------------------------------
19         Budget AT desktop case                   1        L15.00    L15.00
------------------------------------------------------------------------------
20         Genius A4 scanner                        2        L57.00   L114.00
------------------------------------------------------------------------------
21         Vasco ATX desktop case                   2        L63.00   L126.00
------------------------------------------------------------------------------
22         VLSI desktopAT case                      1        L38.00    L38.00
------------------------------------------------------------------------------
23         Vasco AT mini tower case                 2        L63.00   L126.00
------------------------------------------------------------------------------
24         Liebert 700 VA UPS                       0       L235.00     L0.00
------------------------------------------------------------------------------
25         Leading Edge 486 systems                 6        L50.00   L300.00
------------------------------------------------------------------------------
26         Memsolve mini tower ATX                  8        L37.00   L296.00
------------------------------------------------------------------------------
27         SharpJX9200 laser printer                0       L167.00     L0.00
------------------------------------------------------------------------------
28         QMS600 laser                             1       L195.00   L195.00
------------------------------------------------------------------------------
29         Prime 1 port print sharer                1       L123.08   L123.08
------------------------------------------------------------------------------
30         Prime 3 port print sharer                2       L184.62   L369.24
------------------------------------------------------------------------------
31         Prime 8 port ethernet hub                7        L37.95   L265.65
------------------------------------------------------------------------------
32         Netgear 4 port hub                       1        L35.00    L35.00
------------------------------------------------------------------------------
33         VGA multiplex box                        1        L85.00    L85.00
------------------------------------------------------------------------------
34         HL1000 printer cable booster             1        L65.00    L65.00
------------------------------------------------------------------------------
35         serial line booster                      6        L34.99   L209.94
------------------------------------------------------------------------------
36         serial > parallel convertors             9        L59.00   L531.00
------------------------------------------------------------------------------
37         SMC 1660 net cards                       2        L19.50    L39.00
------------------------------------------------------------------------------
38         SMC etherpower2 net cards                9        L64.95   L584.55
------------------------------------------------------------------------------
39         Prime PCI 10mb net cards                19        L12.10   L229.90
------------------------------------------------------------------------------
40         misc ISA net cards                       3        L10.00    L30.00
------------------------------------------------------------------------------
41         Prime PCI 10mb net cards 10/100mb       10        L29.74   L297.40
------------------------------------------------------------------------------
42         Novell 2000 net cards                    4        L14.50    L58.00
------------------------------------------------------------------------------
43         Prime ISA 10mb net cards                 4         L9.24    L36.96
------------------------------------------------------------------------------
44         Prime 16 port ethernet hubs              2        L58.50   L117.00
------------------------------------------------------------------------------
45         SCIPlex multiplexors                     2       L400.00   L800.00
------------------------------------------------------------------------------
46         ARK 16 port ethernet hubs                2        L65.00   L130.00
------------------------------------------------------------------------------
47         LECTOR data pen                          1       L149.95   L149.95
------------------------------------------------------------------------------

           New Parts Stock
                                                            Unit
Location            Description                 Quantity    Cost      Value
------------------------------------------------------------------------------
48         DT360 lightpen                           1       L160.00   L160.00
49         Sytos backup software                   20        L30.00   L600.00
50         TUN terminal software                    1        L50.00    L50.00
51         DataCom Rs232 Line Booster               3        L39.50   L118.50
52         panasonic Ser> Par conv                  6        L49.95   L299.70
53         Primax Line Extender                     1        L65.00    L65.00
54         ICE parallel ext                         2        L59.99   L119.98
55         Auto Data Switch(parallel)               4        L39.99   L159.96
56         Manual data switch boxes                10         L3.50    L35.00
57         INMAC parallel line driver               1        L49.99    L49.99
58         Rs232 mini line driver                   2        L29.99    L59.98
59         RS232 auto data switch                   5        L39.99   L199.95
60         Panasonic serial port card               3        L36.99   L110.97
61         Misco rs232 1 port card                  4        L39.95   L159.80
62         longshine dumb 4port cards               9        L48.50   L436.50
63         Longshine 14400 internal modems          2        L65.00   L130.00
64         Hayes fast serialport card               2        L59.95   L119.90
65         Multi-IO cards                           3        L12.50    L37.50
66         Primax print net                         4        L65.00   L260.00
67         Epson serial port                        1        L38.50    L38.50
68         panasonic KXPs 14 port card              1        L36.00    L36.00
69         Iomega SCSI ZIP drive                    1       L115.00   L115.00
70         DAT adaptor kits                         8        L12.50   L100.00
71         HP C1536 2-4 gb DAT drive                4       L326.00 L1,304.00
72         HP c1599A 4-8 gb DAT drive               0       L413.00     L0.00
73         HP Travan T4i tape drive                 0       L226.00     L0.00
74         Watchdog card internal                   1        L40.00    L40.00
75         SMART printer buffer intelligent I/O     1       L140.00   L140.00
76         Toshiba notebook power adaptor           1       L125.00   L125.00
77         16 port ethernet patch panel             2        L59.99   L119.98
78         Chase port card                          3        L40.00   L120.00
79         Multitech port card                      2        L40.00    L80.00
80         TSC port card                            1        L40.00    L40.00
81         Unterminal Driver Card                   1       L285.00   L285.00
82         Modem Sharer multiplexor                 1        L85.00    L85.00
83         panasonic Barcode scanner                2       L275.00   L550.00
84         DED barcode scanner                      1       L325.00   L325.00
85         Specialix Host port card                 1       L225.00   L225.00
86         Stallion EIO 8port card                  5       L154.00   L770.00
87         Stallion EIO 4port card                 10       L135.00 L1,350.00
88         Stallion EC8-32 port card                1       L157.00   L157.00
89         Stallion EC 16 port panel                3       L376.00 L1,128.00
90         Stallion Easyserver 8 port               1       L597.00   L597.00
91         Stallion EasyReach kit                   1     L1,081.00 L1,081.00
92         Stallion Easyrserver 16 port             2       L837.00 L1,674.00
93         Multitech zdx 33,600 modems             10        L74.99   L749.90
94         US Robotics 33,600 int modem             1        L86.00    L86.00
95         Enta 14,400 modem                        5        L45.00   L225.00
96         MR 56K Modem                             1        L56.00    L56.00
97         Zoom 33600 modem                         1        L45.00    L45.00
98         Tandberg 1.2gb SLR3 tape drivre          9       L288.00 L2,592.00
99         Plextor SCSI CD writer                   0       L195.00     L0.00
100        Toshiba SCSI Cd rom drive                6        L65.00   L390.00


BDS Confidential              New Parts Stock Report



VISIVet Sites
Income per Bank Statements
(and explanations)            Oct-97   Nov-97   Dec-97   Jan-98   Feb-98   Mar-98   Apr-98   May-98   Jun-98
Ashbrook Vet Surg             Not paying maintenance
Reg Balmer                     37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    338.40
Highertown Vet Clinic          56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Willow Lodge Vet              Not paying maintenance                                                              0.00
Donald Kingsnorth-Bagshol      56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Donald Kingsnorth-Lightwater                                                                                      0.00
Forest Lodge Vet  Charman      72.95    72.95    72.95    72.95    72.95    72.95    72.95    72.95    72.95    656.55
Henley House Vet  Charman                                                                                         0.00
Meadow Lane Vet               Not paying maintenance (but will be again)                                          0.00
Ashfield Vet                   37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    338.40
Spittlehouse Vet               37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    338.40
Done & Stevens-St Ives        112.80   112.80   112.80   112.80   112.80   112.80   112.80   112.80   112.80  1,015.20
Done & Stevens-Brampton                                                                                           0.00
Tindall Vet       Mearley Vet  56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Good Companions Vet            41.61    41.61    41.61    41.61                      83.22             41.61    291.27
Gilmore Vet                    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Buchanan                                        169.20                     169.20                     169.20    507.60
Robert Thurlow Vet             48.47    48.47    48.47    48.47    48.47    48.47    48.47    48.47    48.47    436.23
Archway Vet       Cave         56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Milt Stream Vet                48.47    48.47    48.47    48.47    48.47    48.47    48.47    48.47    48.47    436.23
Lingfield Lodge Vet            56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40             451.20
Peel Vet Grp                   56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Peel Vet Clinic                37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    37.60    338.40
Ambleside Vet                  56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Williams Vet Cen              Not paying maintenance                                                              0.00
Collin Clark                  Paid year in advance                                                                0.00
Gibbs Vet         NBS          56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Brown & Paddon                 56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Duncan Masson & Robertson      56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Sun-Y-Mor Vet     Koepps       56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    56.40    507.60
Green Pastures Vet            Not paying maintenance
                            1,151.50 1,151.50 1,320.70 1,151.50 1,109.58 1,279.09 1,193.11 1,109.89 1,284.30 10,731.48

D Cheal Esq BVelMed       Turner & Cheal
MRCVS                     Veterinary Surgery 3     131 Carlton Avenue East                 Wembley        MIDDSEX         HA9 8PN
R Price-Jones Esq BVSc    Tysul Veterinary
MRCVS                     Group                    Pencader Road                           Llandysul      Dyfed           SA44 4AE
Mrs U H McLean BVMS       U H McLean
MRCVS                     Veterinary Surgery       13 Queens Crescent       Saint Georges  GLASGOW        Strathyclyde    G4 9BL
                                                                            Cross
Dr J Cox BVetMed BSc PhD  University of Liverpool
FRCVS                     Equine Practice          Leahurst                 Cheshire High  NESTON         Cheschire       L64 7TE
                          Uplands Way                                       Road
D Flatt Esq MRCVS         Veterinary Group 1       Uplands Way                             Diss           Norfolk         IP22 3DF
R G Graham Esq BVMS       Vermuyden                                                                       North
MRCVS                     Veterinary Group         87 Haligate                             Howden         Humberside      DN14 6AH
R G Graham Esq BVMS       Vermuyden                                                                       North
MRCVS                     Veterinary Surgery       162 Boothferry Road                     GOOLE          Humberside      DN14 6AH
M Wright Esq BVMS                                                                                         Newcastle-
MRCVS                     Vet Direct LTD           Mylord Cresent           Camperdown     Killingworth   upon-Tyne       NE12 0UJ
                                                                            Industrial
                                                                            Estate
J S G Down Esq BVetMed    Victoria Veterinary
MRCVS                     Centre                   25 Victoria Street                      GLOSSOP        Derbyshire      SK14 8HT
Mrs P M Usher MVB BA      Village Veterinary
MRCVS                     Surgery 2                1 Brows Lane                            FORMBY         Merseyside      L37 3HY
                          Walker Duffin &
H C A Duffin Esq MRCVS    Daniel                   63 High Street           Hillmorton     Rugby          Warwickshire    CV21 4HD
S F Glanvill Esq MA VetMB Walker Glanvill &
DBR                       Richards 1               Sibford Road                            BANBURY        Oxfordshire     OX15 5JZ
                          West Bar Veterinary
R Burne Esq               Surgery 1                19 West Bar                             BANBURY        Oxfordshire     OX16 9SA
M Jackson-Taylor Esq BVSc West Bar Veterinary
MRCVS                     Surgery 2                Woodford Halse                          BANBURY        Oxfordshire     OX16 9SA
R J Sibley Esq BVSc       West Ridge
MRCVS                     Veterinary Practice      31 Park Hill                            Tiverton       Devon           EX16 6RR
R J Sibley Esq BVSc       West Ridge
MRCVS                     Veterinary Practice      5 Chapple Road           Witheridge     Tiverton       Devon           EX16 8AS
R E Cusack Esq MVB        Westside Veterinary
MRCVS                     Clinic                   32 Webbs Road                           Battersea      London          SW11 6SF
M Wright Esq BVMS         Westway Veterinary                                4 Kenton Park                                 SW11 6SF
                                                                            Shopping                      Newcastle-
MRCVS                     Group 1                  Salters Veterinary       Centre         Gosforth       upon-Tyne       NE3 4RU
                                                   Centre
M Wright Esq BVMS         Westway Veterinary       Norwood House Veterinary                               Northumbelan
MRCVS                     Group 2                  Centre                   St Helens      Corbridge      d               NE45 5BE
                                                                            Street
M Wright Esq BVMS         Westway Veterinary                                                              Newcastle-
MRCVS                     Group 3                  Chillingham Veterinary   373 ChillinghamHeaton         upon-Tyne       NE6 5SB
                                                   Centre                   Road

M Wright Esq BVMS      Westway Veterinary                                                                    Newcastle-
MRCVS                  Group 4               Valley Veterinary Centre      Beech Grove Terrace  Crawcrook    upon-Tyne      NE30 3AQ
M Wright Esq BVMS      Westway Veterinary                                                                    Newcastle-
MRCVS                  Group 5               426/8 West Road                                    Fenharn      upon-Tyne      NE5 2ER
M Wright Esq BVMS      Westway Veterinary                                                                    Newcastle-
MRCVS                  Group 6               Whickham Veterinary Centre    8 Fellside Bank      Gateshead    upon-Tyne      NE16 4JX
M Wright Esq BVMS      Westway Veterinary                                                                    Newcastle-
MRCVS                  Group 7               Forest Hall Veterinary Centre 81 Station Road      Forest Hall  upon-Tyne      NE12 8AQ
                       Wherry Veterinary
T S ThimblebyEsq MRCVS Group                 Bridge Street                                      Bungay       Suffolk        NR35 1HD
S J Matthew Esq BVSc   White Carpenter &                                                        MARKET
MRCVS                  Partners              48 Northampton Road                                HARBOROUGH   Leicestershire LE16 9HE
R L Whiteford Esq      Whitelord, Ramsey &
BVM&S MRCVS            Herd                  26 Kinnoull Causeway                               PERTH        Perthshire     PH2 8HQ
J L Hazell Esq BVetMed Wildbore Veterinary                                                                   Nottingham-
MRCVS                  Group                 5 Newcastle Street                                 WORKSOP      shire          S80 2AS
R Johnstone Esq BVSc   Willow Veterinary                                                                     Buckingham-
MRCVS                  Group 1               Dartmouth House               5 High Street        OLNEY        shire         MK46 6BH
R Johnstone Esq BVSc   Willow Veterinary                                                        NEWPORT      Buckingham-
MRCVS                  Group 2               2 Witten Road                                      PAGNELL      shire         MK16 9BZ
Miss D Wilson BVSc     Wilson Veterinary                                                                     Gloucester-
MRCVS                  Surgeon               Sheep Street                                       CIRENCESTER  shire          GL7 1QW
H C Wilson Esq BVSc    Wilson Walker &
MRCVS                  Barnby 3              168 Birmingham Road                                BROMSGROVE   Worcestershire B61 0HB
                       Wilton House
C Tootill Esq          Veterinary Centre     Wilton Lane                                        GUISBOROUGH  Cleveland     TS14 6JA
BVSc MRCVS             Windmill Veterinary                                                                   Buckingham-
Mall the main practice Centre 1              Manor Farm                    Padbury              BUCKINGHAM   shire         MK18 2AJ
                       Windmill Veterinary                                                                   Buckingham-
Mrs J Alexander        Centre 2              33 High Street                                     Winslow      shire         MK18 2AJ
BVetMed
M P Lomax Esq BVSc     Winton Lodge
MRCVS                  Veterinary Hospital 1 37 St. Johns Avenue                                Leatherhead  Surrey        KT22 7HT
M P Lomax Esq BVSc     Winton Lodge
MRCVS                  Veterinary Hospital 2 36 Ashley Road                                     EPSOM        Surrey        KT18 5BH
M H G Winwood Esq BVSc Wood Street
MRCVS                  Veterinary Hospital   74 Wood Street                                     BARNET       Hertfordshire  EN5 4BN
A Mitchell Esq BVM&S   Woodland Veterinary
MRCVS                  Hospital              Grange Road                                        MIDHURST     West Sussex   GU29 9LT
                       Wray, Graham & Muir                                                                   Dumfries &
P Wray Esq BVM&S MRCVs Veterinary Surgery    93-94 Drumlanrig Street                            THORNHILL    Galloway       DG3 5LU
MRCVS                  Wylie & Partners      196 Half Lane                                      UPMINSTER    Essex         RM14 1TD



H J Williams Esq       Ystwyth Veterinary
BVetMed
BSc MRCVS              Group                 Church Lane                   Llanbadarn Fawr       Aberyswyth   Dyfed         SY23 3QU


---------------------------------------------------------------------------------
     101     Phillips 36X Cdrom drive              7          L42.00      L294.00
---------------------------------------------------------------------------------
     102     Adaptec 2940 SCSI card                6         L112.00      L672.00
---------------------------------------------------------------------------------
     103     Adaptec 2940W SCSI card               0         L146.00        L0.00
---------------------------------------------------------------------------------
     104     MR SCSI PCI card                      1          L85.00       L85.00
---------------------------------------------------------------------------------
     105     Adaptec 2920 SCSI Card                1          L98.00       L98.00
---------------------------------------------------------------------------------
     106     Adaptec 2842 VL SCSI card             1         L135.00      L135.00
---------------------------------------------------------------------------------
     107     misc. EIDE CD Roms                    18         L35.00      L630.00
---------------------------------------------------------------------------------
     108     1.2 Mb 5.25" FDD                      5          L42.00      L210.00
---------------------------------------------------------------------------------
     109     Maxtro PC speakers                    2           L7.50       L15.00
---------------------------------------------------------------------------------
     110     Typhoon 120W PC speakers              3          L18.50       L55.50
---------------------------------------------------------------------------------
     111     Accucard HDD kit                      1         L150.00      L150.00
---------------------------------------------------------------------------------
     112     PC Screen Filter                      6          L25.00      L150.00
---------------------------------------------------------------------------------
     113     RS external drive case with PSU       1          L55.00       L55.00
---------------------------------------------------------------------------------
     114     Summit Xpress backup kit              1          L50.00       L50.00
---------------------------------------------------------------------------------
     115     External Wangtec Tape drive           5         L285.00    L1,425.00
---------------------------------------------------------------------------------
     116     Summit external drive case Eide/SCSI  5          L48.00      L240.00
---------------------------------------------------------------------------------
     117     Pearl external drive case             1          L43.00       L43.00
---------------------------------------------------------------------------------
     118     XTEC mouse                            9           L8.50       L76.50
---------------------------------------------------------------------------------
     119     Ice mouse                             60          L3.50      L210.00
---------------------------------------------------------------------------------
     120     Genius Easytrack mouse                2          L14.50       L29.00
---------------------------------------------------------------------------------
     121     misc mice                             13          L3.50       L45.50
---------------------------------------------------------------------------------
     122     ISA Vga card                          16         L16.50      L264.00
---------------------------------------------------------------------------------
     123     ATI 2mb svga card PCI                 6          L24.50      L147.00
---------------------------------------------------------------------------------
     124     S3 virge 4mb PCI video card           0          L14.50        L0.00
---------------------------------------------------------------------------------
     125     Videologic 410 PCI video card         3          L22.50       L67.50
---------------------------------------------------------------------------------
     126     Creative AWE64 sound card             2          L38.50       L77.00
---------------------------------------------------------------------------------
     127     SOYO SY6BE M/boards                   3          L76.00      L228.00
---------------------------------------------------------------------------------
     128     486 m/boards                          3          L35.00      L105.00
---------------------------------------------------------------------------------
     129     Tyan Titan pentium M/board            3          L82.00      L246.00
---------------------------------------------------------------------------------
     130     Chaintech Jumperless M/board          9          L57.00      L513.00
---------------------------------------------------------------------------------
     131     Intel TC430HX M/board                 3          L74.00      L222.00
---------------------------------------------------------------------------------
     132     AOPEN P2 M/board                      0          L68.00        L0.00
---------------------------------------------------------------------------------
     133     Pentium Pro PX6600 m/board            2          L85.00      L170.00
---------------------------------------------------------------------------------
     134     Dual P-Pro with SCSI M/board          1         L365.00      L365.00
---------------------------------------------------------------------------------
     135     Magicpoint touch screen               1          L92.00       L92.00
---------------------------------------------------------------------------------
     136     Pentium P2 300 processors             10        L145.00    L1,450.00
---------------------------------------------------------------------------------
     137     SG 486 DX2-80 processors              3          L14.50       L43.50
---------------------------------------------------------------------------------
     138     CX686-MX 333 processors               5          L40.00      L200.00
---------------------------------------------------------------------------------
     139     Intell Pentium233MMX processors       2          L76.00      L152.00
---------------------------------------------------------------------------------
     140     Intell p133 processor                 3          L50.00      L150.00
---------------------------------------------------------------------------------
     141     Intell P166 processor                 0          L60.00        L0.00
---------------------------------------------------------------------------------
     142     64mb Sdram module                     26         L52.00    L1,352.00
---------------------------------------------------------------------------------
     143     32mb Sdram module                     22         L26.00      L572.00
---------------------------------------------------------------------------------
     144     8mb simms                             11          L8.60       L94.60
---------------------------------------------------------------------------------
     145     misc 1mb PCI video cards              2          L18.00       L36.00
---------------------------------------------------------------------------------
     146     16mb simms                            4          L16.50       L66.00
---------------------------------------------------------------------------------
     147     VL bus 9FX video card                 1          L25.00       L25.00
---------------------------------------------------------------------------------
     148     Keyboard drawers                      3          L45.00      L135.00
---------------------------------------------------------------------------------
     149     102 (non W95) keyboards               13          L5.00       L65.00
---------------------------------------------------------------------------------
     150     W95 keyboards Din                     21          L5.00      L105.00
---------------------------------------------------------------------------------
     151     W95 keyboards PS2                     22          L5.50      L121.00
---------------------------------------------------------------------------------
     152     W95 with trackball Keyboard           2          L49.50       L99.00
---------------------------------------------------------------------------------
     153     W95 Ergo keyboard                     2          L55.00      L110.00
---------------------------------------------------------------------------------

------------------------------------------------------------------------------
154        4Gb Wide Scsi HDD                     4       L205.00      L820.00
------------------------------------------------------------------------------
155        Samsung 4.3gb SCSI hdd                2       L170.00      L340.00
------------------------------------------------------------------------------
156        Seagate 4.3 SCSI hdd                  0       L165.00        L0.00
------------------------------------------------------------------------------
157        1.2gb Seagate IDE hdd                 1        L65.00       L65.00
------------------------------------------------------------------------------
158        Sasung 4.3gb IDE hd                   2        L87.00      L174.00
------------------------------------------------------------------------------
159        Fuji 2.1gb IDE hdd                    0        L65.00        L0.00
------------------------------------------------------------------------------
160        Fuji 2.6 IDE hdd                      0        L70.00        L0.00
------------------------------------------------------------------------------
161        Samsung 2.1 IDE HDD                   0        L65.00        L0.000
------------------------------------------------------------------------------
162        WD Caviar 2.1 IDE hdd                 2        L75.00      L150.00
------------------------------------------------------------------------------
163        Seagate 1gb IDE hdd                   1        L60.00       L60.00
------------------------------------------------------------------------------
164        Seagate 1.7GB                         1        L65.00       L65.00
------------------------------------------------------------------------------
165        2.1Seagate IDE hdd                    0        L65.00        L0.00
------------------------------------------------------------------------------
166        Seagate 4.3 Ide hdd                   2        L85.00      L170.00
------------------------------------------------------------------------------
167        1.44 fdd 3.5" drives                 10        L11.50      L115.00
------------------------------------------------------------------------------
168        Firestorm Cdrom drive                 0        L35.00        L0.00
------------------------------------------------------------------------------
                                                         sub total L40,025.88
                                                         --------------------
           CABLES, CONNECTORS
------------------------------------------------------------------------------
C1         serial printer cable                132         L2.60      L343.20
------------------------------------------------------------------------------
C2         25 - 25 modem cables                251         L2.60      L652.60
------------------------------------------------------------------------------
C3         25 - 9 modem cables                  92         L2.60      L239.20
------------------------------------------------------------------------------
C4         parallel printer cable              172         L2.95      L507.40
------------------------------------------------------------------------------
C5         cent - cent cable                    21         L3.15       L66.15
------------------------------------------------------------------------------
C6         short rj45 patch                     61         L2.85      L173.85
------------------------------------------------------------------------------
C7         long rj45 patch                      16         L4.50       L72.00
------------------------------------------------------------------------------
C8         blue rj45                            17         L5.25       L89.25
------------------------------------------------------------------------------
C9         red rj45                             16         L6.50      L104.00
------------------------------------------------------------------------------
10         short BNC flyleed                     6         L4.48       L26.88
------------------------------------------------------------------------------
11         long BNC flylead                      8         L6.00       L48.00
------------------------------------------------------------------------------
12         SCSI 2 internal ribbon               77         L6.50      L500.50
------------------------------------------------------------------------------
13         Wide SCSI internal ribbon            51        L11.60      L591.60
------------------------------------------------------------------------------
14         VGA ext                              15         L3.26       L48.90
------------------------------------------------------------------------------
15         Keyb ext DIN                          8         L2.55       L20.40
------------------------------------------------------------------------------
16         keyb ext PS2                         13         L2.78       L36.14
------------------------------------------------------------------------------
17         PS2 > DIN                             8         L2.05       L16.40
------------------------------------------------------------------------------
18         Null modem adapt                     17         L2.65       L45.05
------------------------------------------------------------------------------
19         rj45 D hood                         215         L1.95      L419.25
------------------------------------------------------------------------------
20         25 > 25 gender changers              47         L2.15      L101.05
------------------------------------------------------------------------------
21         25.9 gender changers                 23         L2.15       L49.45
------------------------------------------------------------------------------
22         SCSI TERM INTERNAL                   10        L12.95      L129.50
------------------------------------------------------------------------------
23         SCSI TERM external                   22        L12.95      L284.90
------------------------------------------------------------------------------
24         External SCSI cables                 39        L26.95    L1,051.05
------------------------------------------------------------------------------
25         COAX terms                           83         L0.81       L67.23
------------------------------------------------------------------------------
26         Coax T piece                         70         L1.25       L87.50
------------------------------------------------------------------------------
27         Coax Crimps                          69         L0.60       L41.40
------------------------------------------------------------------------------
28         AT power supplies                    14        L12.50      L175.00
------------------------------------------------------------------------------
29         Coax straight thro adapt              3         L0.62        L1.86
------------------------------------------------------------------------------
30         Pentium Coolers                      30         L3.50      L105.00
------------------------------------------------------------------------------
31         P2 coolers                           33         L6.50      L214.50
------------------------------------------------------------------------------
32         P-Pro fans                           10         L4.50       L45.00
------------------------------------------------------------------------------
33         misc fans                             8         L3.00       L24.00
------------------------------------------------------------------------------
34         modem cable long                      5         L4.75       L23.75
------------------------------------------------------------------------------

                                                                         Page 5

35         phone ext cable short                56         L1.25       L70.00
------------------------------------------------------------------------------
36         phone ext cable long                 15         L2.25       L33.75
------------------------------------------------------------------------------
37         IDE ribbons                         180         L3.16       L568.80
------------------------------------------------------------------------------
38         DIN > PS2                           209         L2.05       L428.45
------------------------------------------------------------------------------
39         7.5m unterm cables                    4         L0.00         L0.00
------------------------------------------------------------------------------
40         FDD ribbons                          55         L2.23       L122.65
------------------------------------------------------------------------------
41         9 > 9 serial cable                    9         L2.54        L22.86
------------------------------------------------------------------------------
42         9 > 9 gender changers               115         L2.50       L287.50
------------------------------------------------------------------------------
43         serial surge protectors              44        L15.38       L676.72
------------------------------------------------------------------------------
44         power cable splitters               132         L0.60        L79.20
------------------------------------------------------------------------------
45         modem line splitters                 22         L3.95        L86.90
------------------------------------------------------------------------------
46         power adaptors                       10         L4.75        L47.50
------------------------------------------------------------------------------
47         d-hood assy                          82         L1.95       L159.90
------------------------------------------------------------------------------
                                                         sub total   L8,986.19
                                                         ---------------------

                    END OF YEAR STOCK REPORT 26TH NOV 1998

           Field Spare Stock
Stock                                                    Unit
Location   Description                       Quantity    Cost      Value
------------------------------------------------------------------------------
------------------------------------------------------------------------------
           wyse terminals 60                     4        L75.00      L300.00
------------------------------------------------------------------------------
           wyse 55                               1        L75.00       L75.00
------------------------------------------------------------------------------
           WYSE 325 COLOUR                       5       L150.00      L750.00
------------------------------------------------------------------------------
           EGA MONITOR                           1        L25.00       L25.00
------------------------------------------------------------------------------
           14" SVGA                              5        L35.00      L175.00
------------------------------------------------------------------------------
           EPSON LO550                           1        L75.00       L75.00
------------------------------------------------------------------------------
           EPSON STYLUS 800                      1        L50.00       L50.00
------------------------------------------------------------------------------
           Epson escp2                           1        L50.00       L50.00
------------------------------------------------------------------------------
           epson sq850                           1       L100.00      L100.00
------------------------------------------------------------------------------
           pana kxp 2023                         3        L50.00      L150.00
------------------------------------------------------------------------------
           pana kxp 1124                         5        L50.00      L250.00
------------------------------------------------------------------------------
           pana trkp 1170                        1        L50.00       L50.00
------------------------------------------------------------------------------
           pana 2123                             2        L50.00      L100.00
------------------------------------------------------------------------------
           Brother 660 laser                     3        L50.00      L150.00
------------------------------------------------------------------------------
           Hp DJ 500                             2        L50.00      L100.00
------------------------------------------------------------------------------
           Unterminal control unit               3       L125.00      L375.00
------------------------------------------------------------------------------
           Mustek scanner                        1       L100.00      L100.00
------------------------------------------------------------------------------
           Olivetti dm390                        1        L50.00       L50.00
------------------------------------------------------------------------------
           Canon BJ300                           1        L50.00       L50.00
------------------------------------------------------------------------------
           Wyse Keyboards                       17        L25.00      L425.00
------------------------------------------------------------------------------
           Technitron laser                      1       L100.00      L100.00
------------------------------------------------------------------------------
           external qic                          4        L75.00      L300.00
------------------------------------------------------------------------------
           Mitac 386 systems                     5        L40.00      L200.00
------------------------------------------------------------------------------
           GTI pentium system                    1       L200.00      L200.00
------------------------------------------------------------------------------
           APC UPS                               1        L75.00       L75.00
------------------------------------------------------------------------------
           Amber UPS                             1        L50.00       L50.00
------------------------------------------------------------------------------
                                                                        L0.00
------------------------------------------------------------------------------
                                                                        L0.00
------------------------------------------------------------------------------
                                                                        L0.00
------------------------------------------------------------------------------
                                                                        L0.00
------------------------------------------------------------------------------
                                                                        L0.00
------------------------------------------------------------------------------
                                                         sub total  L4,325.00
                                                         ---------------------

--------------------------------------------------------------------------------------------------------
                New Software Stock
--------------------------------------------------------------------------------------------------------
  Stock
 Location              Description                  Quantity       Unit Cost          Value
--------------------------------------------------------------------------------------------------------
    S1          SCO 5.0.5 MEDIA PACK                        7         L51.00               L357.00
--------------------------------------------------------------------------------------------------------
    S2          SCO 5.0.5 UPG LICENSE                       8        L303.00             L2,424.00
--------------------------------------------------------------------------------------------------------
    S3          SCO 5.0.4 MEDIA PACK                        3         L51.00               L153.00
--------------------------------------------------------------------------------------------------------
    S4          SCO 5.0.5 10 USER LICENSE                   5        L102.00               L510.00
--------------------------------------------------------------------------------------------------------
    S5          SCO 5.0.2 MEDIA PACK                        4         L51.00               L204.00
--------------------------------------------------------------------------------------------------------
    S6          SCO 5.0.4 HOST 5USR LICENSE                 2        L357.00               L714.00
--------------------------------------------------------------------------------------------------------
    S7          SCO 5.0.4 HOST GREATER THAN 5.0.5
                Host UPG LI                                 1        L402.00               L402.00
--------------------------------------------------------------------------------------------------------
    S8          SCO 5.XX GREATER THAN 5.0.4 UPG LICENSE     1         L99.00                L99.00
--------------------------------------------------------------------------------------------------------
    S9          MICROLITE BACKUP EDGE                       9        L170.00             L1,530.00
--------------------------------------------------------------------------------------------------------
    10          SCO 5.0.0 DESKTOP                           0        L402.00                 L0.00
--------------------------------------------------------------------------------------------------------
    11          SCO 5.0.0 UPG                               0          L0.00                 L0.00
--------------------------------------------------------------------------------------------------------
    12          PC ANYWHERE 32                              3         L94.95               L284.85
--------------------------------------------------------------------------------------------------------
    13          EXCEED Terminal Software                    2          L0.00                 L0.00
--------------------------------------------------------------------------------------------------------
    14          Norton AV                                   2         L45.00                L90.00
--------------------------------------------------------------------------------------------------------
    15          Inoculan for Netware                        2        L353.00               L706.00
--------------------------------------------------------------------------------------------------------
    16          Term Comms Sw                               1          L0.00                 L0.00
--------------------------------------------------------------------------------------------------------
    17          Unitrends Backup                            1        L165.00               L165.00
--------------------------------------------------------------------------------------------------------
    18          PC Interface                                3          L0.00                 L0.00
--------------------------------------------------------------------------------------------------------
    19          Windows98 OEM                               8         L58.00     vovofovovotof Year Stock Report 2
--------------------------------------------------------------------------------------------------------



BDS Confidential                      26/11/98                           Page 8

                   END OF YEAR STOCK REPORT 26TH NOV 1998
                   -------------------------
                     Field Eng. Stock
--------------------------------------------------------------------------------------------------------
  Stock
 Location                   Description            Quantity       Unit Cost           Value
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
A. Ward              Stallion EIO8 port                    2        L154.00                L308.00
--------------------------------------------------------------------------------------------------------
                     Stallion EIO4port                     1        L135.00                L135.00
--------------------------------------------------------------------------------------------------------
                     ATX power supply                      1         L12.50                 L12.50
--------------------------------------------------------------------------------------------------------
                     ps2 keyboard                          1          L5.50                  L5.50
--------------------------------------------------------------------------------------------------------
                     din keyboard                          1          L5.00                  L5.00
--------------------------------------------------------------------------------------------------------
                     multitech modem ZDX33.600             1         L74.99                 L74.99
--------------------------------------------------------------------------------------------------------
                     Advansys SCSI card                    1         L85.00                 L85.00
--------------------------------------------------------------------------------------------------------
                     1 reel 6 core cable                   1          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     1 box Cat5 cable                      1         L65.00                 L65.00
--------------------------------------------------------------------------------------------------------
                     PCI VGA card                          2         L18.00                 L36.00
--------------------------------------------------------------------------------------------------------
                     ISA VGA card                          2         L16.50                 L33.00
--------------------------------------------------------------------------------------------------------
                     2 gb IDE hdd                          3         L65.00                L195.00
--------------------------------------------------------------------------------------------------------
                     multi I/O card                        2         L12.50                 L25.00
--------------------------------------------------------------------------------------------------------
                     Pentium motherboards                  2         L55.00                L110.00
--------------------------------------------------------------------------------------------------------
                     Adapt  2940 SCSI cards                2         L98.00                L196.00
--------------------------------------------------------------------------------------------------------
                     HP 2 gb Dat drive                     1        L326.00                L326.00
--------------------------------------------------------------------------------------------------------
                     1.2gb Tandberg tape drive             2        L288.00                L576.00
--------------------------------------------------------------------------------------------------------
                     HP travan tape drive                  1        L226.00                L226.00
--------------------------------------------------------------------------------------------------------
                     16 mb simms                           4         L16.50                 L66.00
--------------------------------------------------------------------------------------------------------
                                                                                             L0.00
--------------------------------------------------------------------------------------------------------
J.Rowney             at power supply                       1         L12.50                 L12.50
--------------------------------------------------------------------------------------------------------
                     ISA net card                          3         L10.00                 L30.00
--------------------------------------------------------------------------------------------------------
                     PCI Net card                          1         L12.10                 L12.10
--------------------------------------------------------------------------------------------------------
                     ISA muti I?O Card                     1         L12.50                 L12.50
--------------------------------------------------------------------------------------------------------
                     386dx-60 motherboard                  1         L25.00                 L25.00
--------------------------------------------------------------------------------------------------------
                     Adaptec 2940 SCSI card                2         L98.00                L196.00
--------------------------------------------------------------------------------------------------------
                     Pentium Motherboards                  4         L55.00                L220.00
--------------------------------------------------------------------------------------------------------
                     60mm Fans                             3          L3.00                  L9.00
--------------------------------------------------------------------------------------------------------
                     40mm Fans                             2          L3.00                  L6.00
--------------------------------------------------------------------------------------------------------
                     90mm Fans                             2          L3.00                  L6.00
--------------------------------------------------------------------------------------------------------
                     pentium Coolers                       5          L3.50                 L17.50
--------------------------------------------------------------------------------------------------------
                     HP 2GB Dat drive                      3        L326.00                L978.00
--------------------------------------------------------------------------------------------------------
                     4gb SCSI Hdd                          2        L170.00                L340.00
--------------------------------------------------------------------------------------------------------
                     2gb IDE hdd                           2         L65.00                L130.00
--------------------------------------------------------------------------------------------------------
                     SCSI cDrom                            1         L65.00                 L65.00
--------------------------------------------------------------------------------------------------------
                     IDE Cdrom                             1         L35.00                 L35.00
--------------------------------------------------------------------------------------------------------
                     HP Travan t4i tape drives             2        L226.00                L452.00
--------------------------------------------------------------------------------------------------------
                     3.5" fdd                              2         L11.50                 L23.00
--------------------------------------------------------------------------------------------------------
                     5.25 fdd                              2         L42.00                 L84.00
--------------------------------------------------------------------------------------------------------
                     1.2gnb Tandberg Tape drives           3        L288.00                L864.00
--------------------------------------------------------------------------------------------------------
                     100mb ide drives HDD                  2          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     Pentium 200 processor                 1         L50.00                 L50.00
--------------------------------------------------------------------------------------------------------
                     pentium233mmx processor               1         L76.00                 L76.00
--------------------------------------------------------------------------------------------------------
                     Cyrix133 processor                    1          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     Cyrix166 processor                    1          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     16mb simms                            4         L16.50                 L66.00
--------------------------------------------------------------------------------------------------------
                     8mb Simms                             5          L8.60                 L43.00
--------------------------------------------------------------------------------------------------------


BDS Confidential                      26/11/98                        Page 9

--------------------------------------------------------------------------------------------------------
                     4mb simms                             1          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     Sdram 64mb                            1         L52.00                 L52.00
--------------------------------------------------------------------------------------------------------
                     30 pin 1MB simms                      8          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     30 pin 4mb simms                      4          L0.00                  L0.00
--------------------------------------------------------------------------------------------------------
                     Misco serial port cards               2         L39.95                 L79.90
--------------------------------------------------------------------------------------------------------
                     Ser GREATER THAN Par converters       2         L59.00                L118.00
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                  SUB TOTAL              L6,482.49
                                                                 ---------------------------------------

BDS Confidential                      26/11/98                       Page 10

                               SCHEDULE IV


                        The service level agreement

                           ISL SERVICE LEVEL AGREEMENT

INTRODUCTION

This Service Level Agreement (SLA) sets out the understanding between Information Support Limited (ISL) and Business Data Systems Limited (BDS) for the provision of Hardware Maintenance Services deliverable to the BDS customer base.

The purpose of the SLA is to provide a clear understanding of the commitments of both ISL and BDS and to ensure the provision of consistent, reliable and timely hardware maintenance services to the BDS customer base according to these mutually agreed terms and conditions.

This agreement is an addendum to the ISL "Class 1 Maintenance Contract" and will be effective for equipment and services described within the individual "End-User" schedules from 1st December 1998 for a period of five year.

Revisions to the SLA will be made by mutual consent.

STANDARD OPERATIONAL ARRANGEMENTS

i) The standard hours of the ISL technical and engineering personnel availability are, 09.00 to 17.30, Monday to Friday inclusive, excluding Public and National Holidays.

ii) Fault Call requests will be accepted by the ISL "Customer Service Desk" only from the BDS "Help Desk" and all direct communication from any BDS "End-User" will be routed back through the correct channel.

iii)     Fault Calls may be submitted via:

                  i)       Telephone - 01189 770600.
                  ii)      Fax - 01189 770601.
                  iii)     Email - CustomerService@InformationSupport.co.uk.
                                   -----------------------------------------

iv) To ensure customer expected service levels are deliverable, ISL require the following information on receipt of a Fault Call being logged:

                  i)       Customer Name, Address and relevant Contact Name.
                  ii)      BDS job reference number.
                  iii)     Faulty item with model number where available.
                  iv)      Operating System.
                  v)       Original time and date problem occurred.
                  vi) Customer communication surrounding fault resolution todate.

vii) All customer Fault Calls will be processed in line with the ISL standard escalation procedure (Appendix A).

viii) Fault Calls where the equipment failure is not covered by the terms and conditions of the "Class I Hardware Maintenance Contract" or the "Service Level Agreement" will be deemed chargeable and upon agreement with BDS, charges will be levied at our standard Time and Material rates (Appendix B).

ix) Fault Calls where response for resolution is required outside our "Prime Shift" will be deemed chargeable and upon agreement with BDS, charges will be levied at our standard Time and Material rates (Appendix B).

--------------------------------------------------------------------------------
ISL Service Level Agreement

STANDARD CONTRACTUAL ARRANGEMENTS

i) BDS will supply ISL a comprehensive list of customers, addresses, telephone numbers and respective contact names.

ii) BDS will supply ISL a comprehensive list of equipment with respect to each "End-User" site to enable ISL to fulfil their contractual obligations.

iii) Where multiple sites are covered under the same contract, individual branches will need to be highlighted, to ensure the correct contract structure is achieved.

iv) ISL will only supply services and respective response on products or equipment outlined within the individual "End-User" schedule.

v) "Mission Critical" defined equipment such as 'Servers or Communication systems' must be agreed prior to the submission of the "End-User" schedule.

vi) "Non-Mission Critical" defined equipment such as 'Terminals, Printers, PC's Monitors and Keyboards' must be agreed prior to the submission of the "End-User" schedule.

HARDWARE SERVICES PROVIDED

i) ISL will use reasonable endeavours to provide a response to "Mission Critical" equipment within 4 working hours or within the time specified outlined in the respective "End-User" schedule for Fault Calls being received by the ISL "Customer Service Desk".

ii) ISL will use reasonable endeavours to provide a response to "Non-Mission Critical" equipment within 8 working hours, next day or within the time specified outlined in the respective "End-User" schedule for Fault Calls being received by the ISL "Customer Service Desk".

iii) ISL will use reasonable endeavours to supply component spares, replacements or loan units to rectify unserviceable equipment within the boundaries of the hardware maintenance contract, however, engineer attendance to ensure this resolution is achieved will be at the discretion of ISL.

iv) Laptops will be serviced under a return to Workshop basis and ISL will use reasonable endeavours to supply a loan unit.

OPERATING SYSTEM SERVICES PROVIDED

i) ISL will provide support including telephone and modem based help on any faults, errors or corruptions of the Operating System as specified within the "End-User" schedule. The services to be provided include:

                  a)       Guaranteed response within 4 working hours.
                  b)       Problem solving.
                  c)       Access to library of device drivers.
                  d)       Free provision of 'fixes' subject to availability.
                  e)       Advice on operating system backup procedures.
                  f) Basic kernel parameter configuration and reconfiguration for resource problems.

ii) ISL will use reasonable endeavours to restore back-ups and Operating Systems as specified within the "End-User" schedule during Fault Call resolution, however, the customer's original media and appropriate data source must be supplied to the ISL Engineer to enable completion of such task.

iii) ISL will provide support including telephone and modem based help on faults or errors with any terminal emulation package supplied by BDS and specified within the "End-User" schedule. The services to be provided include:

                  a)       Guaranteed response within 4 working hours
                  b)       Problem solving
                  c)       Access to library of device drivers
                  d)       Free provision of 'fixes' subject to availability

--------------------------------------------------------------------------------
ISL Service Level Agreement

SERVICES NOT PROVIDED

i) Faults resulting from 'acts of god' such as, lightning strikes, floods fires etc.

ii) Faults resulting from configuration, re-configuration, equipment moves or installation work not authorised by ISL.

iii) Rectification of cable faults, on cabling not installed by or certified by ISL.

iv) Free of charge replacement of Manufacturer specified consumable components.


AGREEMENT

AS WITNESS the hand of the duly authorised representatives of the parties hereto on the day and year first written.

SIGNED:                                      SIGNED:
       ---------------------------                  ----------------------------

for and on behalf of ISL                     for and on behalf of BDS

TITLE:                                       TITLE:
      ----------------------------                  ----------------------------
DATE:                                        DATE:
      ----------------------------                  ----------------------------



--------------------------------------------------------------------------------
ISL Service Level Agreement

APPENDIX A

GENERAL:

This procedure must be followed to ensure that the problems are escalated to the correct level of authority and thereby ensure their speedy resolution.

It is the responsibility of all ISL personnel to escalate problems that are adjudged to be of a serious nature that may effect any of the following:

                  -        Safety
                  -        Quality
                  -        Performance
                  -        Customer Relations

The enclosed procedure outlines the escalation paths that must be adhered to so that problems are escalated for information and/or resolution to the appropriate levels of authority.

This procedure does not apply to normal management issues that are addressed through routine management reviews, meetings and procedures.

DEFINITIONS:

ACTION ESCALATION

Action escalation is the referral of a problem to a higher authority when resolution is perceived to be beyond the originator's capability, or authority. Responsibility for resolution resides with the highest authority invoked in the escalation path.

INFORMATION ESCALATION

Information escalation is the notification of a problem and the actions taken to resolve it to a higher authority. Responsibility for resolution resides with the originator.

This information will be extracted from the Field Service computer system passed through the escalation chain.

--------------------------------------------------------------------------------
ISL Service Level Agreement

PROCEDURE:

1. Any engineering problems identified during normal day to day operations should be reported to the Field Operations Manager for ACTION.

2. If the Field Operations Manager can resolve the problem immediate action will be taken. However should resolution of the problem exceed 16 contracted working hours the Operations Manager is notified (INFORMATION only). If the problem is still unresolved after a further 8 contracted working hours the Managing Director is notified (INFORMATION only).

3. If the Field Operations Manager cannot resolve the problem all relevant information is immediately passed to the Operations Manager for ACTION.

4. If the Operations Manager can resolve the problem immediate action will be taken. However should resolution of the problem exceed 8 contracted working hours the Managing Director will be notified (INFORMATION only).

5. If the Operations Manager cannot resolve the problem all relevant information is passed immediately to the Managing Director for ACTION.

6. Where the assistance of another Department is necessary to resolve a problem, all information may be forwarded to formally record the need for urgency and to request exceptional action, however responsibility for progressing resolution remains with the originator.

ESCALATION FLOWCHART:

FIELD           16 WORKING HOURS     OPERATIONS   8 WORKING HOURS     MANAGING
OPERATIONS      ----------------     MANAGER      ---------------     DIRECTOR
MANAGER
   |
   |
   |
   |
OPERATIONS       8 WORKING HOURS      MANAGING
MANAGER          ---------------      DIRECTOR
   |
   |
   |
   |
MANAGING
DIRECTOR


ACTION ESCALATIONS GO FROM TOP TO BOTTOM

INFORMATION ESCALATIONS GO FROM LEFT TO RIGHT


NOTE:
The Field service system continually monitors all Customer Calls and automatically highlights all relevant escalations using the escalation monitor.

-------------------------------------------------------------------------------
ISL Service Level Agreement

APPENDIX B

TIME & MATERIALS PROCEDURE

                    INTRODUCTION

This procedure outlines the optional Time & Materials response times ISL contracted and non-contracted customers can chose to highlight the priority of a call. THIS IS NOT A GUARANTEED RESPONSE TIME, therefore the customer will be charged the appropriate amount in conjunction with the time taken to respond.

- 4 Hour response L440.00 (includes the first hour) L55.00 an hour thereafter.

- 8 Hour response L260.00 (includes the first hour) L55.00 an hour thereafter.

- Standard response L130.00 (includes first hour) L55.00 an hour thereafter. THE STANDARD CALL OUT CHARGE CAN BE UP TO 5 WORKING DAYS TO RESPOND.

All the above prices are excluding VAT and Parts.


All Time & Materials calls will be responded to only when a signed purchase order with a break down of the agreed charges and the work to be carried out is received by the ISL's Customer Service Department.

On receipt of the signed Purchase Order, the Customer Service Desk will log a fault call on the Pinnacle Management system which will then generate a job number. the customer will then be contacted and given the job number for future reference.

When the Field Service Engineer has completed the Time & Materials work to the customer's satisfaction, a Field Engineering report sheet (FER) will be generated by the Field Service Engineer, and must be then signed by both parties involved. This will state the amount of time taken and any parts used to complete the work.

On completion of the work carried out prior to the invoice being generated the Customer will be contacted to ensure they agree fully with all the charges.






-------------------------------------------------------------------------------
ISL Service Level Agreement

SIGNED BY:                            )   /s/ [Illegible]
For and on behalf of                  )
Business Data Systems Limited         )

In the presence of:  [Illegible]      )



SIGNED BY:                            )  /s/ [Illegible]
For and on behalf of                  )
Information Support Limited           )

In the presence of:  [Illegible]      )



SIGNED BY:                            )  /s/ [Illegible]
For and on behalf of                  )
ISL Software Solutions Limited        )

In the presence of: [Illegible]       )

Date: 2nd December 1998

To:    Information Solutions Limited     From:   Business Data Systems Limited
       Garrick House                             2/3 Dublin Mews
       27 - 32 King Street                       Edinburgh
       Covent Garden                             EH3 6NW
       London
       WC2E 8JD

and vice versa.




                            Disclosure Letter

Dear Sirs

These are the disclosures referred to in the Agreement dated 2nd December 1998 ("the Agreement") between (1) Business Data Systems Limited and (2) Information Solutions Limited (hereinafter both referred to as "the Transferee" and "the Transferor" respectively in accordance with the use of those terms in the Agreement) for the respective disposals and acquisitions of the BDSL Hardware Business and the DataBasics Business respectively (both as defined in the Agreement).

The definitions in the Agreement shall, unless the context otherwise requires, apply to this letter.

We hereby write to record and make the following disclosures in relation to the Agreement as a whole and, in particular but without prejudice to the foregoing generality, in respect of the warranties set out in Clause 14 of the Agreement (hereinafter referred to as "the Warranties").

All the Warranties are made or given subject to this disclosure letter and the liability of the respective Transferors in respect of the Warranties shall be limited accordingly. If any inconsistency is revealed between the Agreement and this disclosure letter,

                                               Head 0
                                               PO Box 31, 42 St. Andrew Square
Our Ref: 223386                                Edinburgh EHZ 2YE
                                               Telephone: 0131 556 8555
Date: 2 December 1998                          Telac 72230
                                               Facsimile: 0131 317 9114

                                               [LOGO]

Information Support Limited
Garrick House
27-32 King St
Covent Garden
London
WC2E 8JD

Dear Sirs

Business Data Systems Limited ("the Vendor"),

We have been asked to write to you in connection with your acquisition from the Vendor of the Vendor's business of the sale, supply, installation, support and maintenance of computer hardware equipment ("the Business"). This is being sold in exchange for the acquisition of Datalink Shares and associated software.

We, THE ROYAL BANK OF SCOTLAND plc, are the holders of a Bond and Floating Charge granted by the Vendor dated 13th May 1997 and registered with the Register of Companies at Edinburgh on 20th May 1997 ("the Charge").

We hereby confirm:

     (First) that as at this date we have taken no steps whatsoever to (a) appoint a liquidator or (b) appoint a receiver over the whole or any part of the property or assets of the Vendor; and
     (Second) that we consent to the release of the Hardware Business from the Charge.

Yours faithfully
For THE ROYAL BANK OF SCOTLAND plc

/s/ Brian O'Donnell
-------------------------
Brian O'Donnell
Manager, Corporate Credit Documentation